 As filed via EDGAR with the Securities and Exchange Commission on May 14, 1999

                                                      Registration Nos. 33-84842
                                                                ICA No. 811-8798

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

Pre-Effective Amendment No.  ________                                   [ ]

Post-Effective Amendment No. 22                                         [X]

                  and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

            Amendment No. 22                                            [X]

                        (Check appropriate box or boxes)

                             THE BEAR STEARNS FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       575 Lexington Avenue
                        New York, New York              10022
            (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code:   (212) 272-2000

                                              copy to:

Stephen A. Bornstein, Esq.                Jay G. Baris, Esq.
Bear, Stearns & Co. Inc.                  Kramer Levin Naftalis & Frankel LLP
575 Lexington Avenue                      919 Third Avenue
New York, New York  10022                 New York, New York  10022
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

      [_]   immediately upon filing pursuant to paragraph (b)

      [_]   on (date) pursuant to paragraph (b)

      [_]   60 days after filing pursuant to paragraph (a)(1)

      [_]   on (date) pursuant to paragraph (a)(1)

      [X]   75 days after filing pursuant to paragraph (a)(2)

      [_]   on (date) pursuant to paragraph (a)(2) of Rule 485.

      If appropriate, check the following box:

      [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            THE BEAR STEARNS FUNDS

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 485(a)
                       under the Securities Act of 1933

N-1A Item No.                                       Location
------------                                        --------

Part A                                              Prospectus Caption
------                                              ------------------

Item 1.   Front and Back Cover Pages                Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,         Risk/Return Summary
          Risks and Performance

Item 3.   Risk/Return Summary: Fee Table            Risk/Return Summary: Fees
                                                    and Expenses

Item 4.   Investment Objectives, Principal          Investments; Risk Factors
          Investment Strategies and Related
          Risks

Item 5.   Management's Discussion of Fund's         Not Applicable
          Performance

Item 6.   Management, Organization and Capital      Management of the Portfolios
          Structure

Item 7.   Shareholder Information                   How the Portfolios Value
                                                    their Shares; Investing in
                                                    the Portfolios

Item 8.   Distribution Arrangements                 Investing in the Portfolios;
                                                    Distribution Fees and
                                                    Shareholder Servicing Fees

Item 9.   Financial Highlights Information          Financial Highlights

                                                    Statement of Additional
Part B                                              Information Caption
------                                              -----------------------

Item 10.  Cover Page and Table of Contents          Cover Page

Item 11.  Fund History                              Table of Contents

Item 12.  Description of the Fund and its           Information About the Fund
          Investments and Risks

Item 13.  Management of the Fund                    Investment Objective and
                                                    Management Policies;
                                                    Appendix

Item 14.  Control Persons and Principal             Management of the Fund
          Holders of Securities

Item 15.  Investment Advisory and Other             Information About the Fund
          Services

Item 16.  Brokerage Allocation and Other            Management Arrangements;
          Practices                                 Custodian, Transfer and
                                                    Dividend Disbursing Agent,
                                                    Counsel and Independent
                                                    Auditors

Item 17.  Capital Stock and Other                   Portfolio Transactions
          Securities

Item 18.  Purchase, Redemption and Pricing          Not Applicable
          of Shares

Item 19.  Taxation of the Fund                      Management of the Fund;
                                                    Purchase and Redemption of
                                                    Shares; Determination of Net
                                                    Asset Value

Item 20.  Underwriters                              Dividends, Distributions and
                                                    Taxes

Item 21.  Calculation of Performance Data           Cover Page

Item 22.  Financial Statements                      Performance Information


Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                            THE BEAR STEARNS FUNDS
            575 LEXINGTON AVENUE NEW YORK, NY 10022  1-800-447-1139



                            The Bear Stearns Funds

                              Fixed Income Funds

                              .   Income Portfolio
                              .   High Yield Total Return Portfolio
                              .   Emerging Markets Debt Portfolio


                            Class A, B and C Shares

                                  PROSPECTUS



                                 _______, 1999




This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

            The Securities and Exchange Commission has not approved
             any Portfolio's shares as an investment or determined
                whether this Prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.

  Each Portfolio described in this Prospectus is a series of The Bear Stearns
   Funds, a registered open-end management investment company (the "Trust").

Table of Contents

RISK/RETURN SUMMARIES

     Income Portfolio

     High Yield Total Return Portfolio

     Emerging Markets Debt Portfolio

Investments

Risk FACTORS

Management of the Portfolios

     Investment Adviser

     Portfolio Management Team

How the Portfolios Value THEIR Shares

Investing In The PORTFOLIOS

     Investment Requirements

     Choosing a Class of Shares

     How the Trust Calculates Sales Charges

     Sales Charge Reductions and Waivers

     How to Buy Shares

     How to Sell Shares

     Exchanges

Shareholder Services

Dividends, Distributions and Taxes

Distribution Fees and Shareholder Servicing Fees

Additional Information

Financial Highlights

It is important to keep in mind that mutual fund shares are:

   .  not deposits or obligations of any bank
   .  not insured by the FDIC
   .  subject to investment risk, including possible loss of the amount invested

INCOME PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

High current income consistent with preservation of capital.

Principal Strategies

Under normal market conditions, the Income Portfolio invests at least 75% of its total assets in investment-grade, U.S. dollar-denominated fixed-income securities issued by U.S. and foreign companies and governments or their political subdivisions, agencies or instrumentalities. The Income Portfolio may invest in:

        .  Bonds, debentures and notes
        . Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements)
        . Mortgage-related securities (including interest-only and principal-only stripped securities)
        .  Asset-backed securities
        .  Convertible debt obligations
        .  Municipal obligations (up to 25% of assets)

The Income Portfolio seeks to equal or exceed the performance of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon BIG Index"), a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment-grade corporate fixed-income securities maturing in one year or more and having a minimum of $50 million in debt outstanding at the time of inclusion in the Index. As of March 31, 1999, the weighted average maturity of securities in the Salomon BIG Index was approximately eight and one-half years with an average duration of approximately four and one-half years. The Income Portfolio usually invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration between 65% and 135% of that of the Salomon BIG Index.

The Income Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options), and options on securities and financial indices.

Quality

 .  Investment-Grade Securities.  The Income Portfolio must invest at least 75%
   ---------------------------
   of its net assets in investment-grade securities, that is, they must be rated no lower than Baa by Moody's Investors Service ("Moody's"), BBB by Standard & Poor's ("S&P"), or the equivalent by other nationally recognized statistical ratings organizations ("NRSROs"), or, if unrated, deemed to be comparable by Bear Stearns Asset Management Inc., each Portfolio's investment adviser ("BSAM" or the "Adviser").

 .  Below-Investment-Grade Securities ("Junk Bonds").  The Income Portfolio may
   ------------------------------------------------
   Invest up to 25% of its net assets in securities that are rated no lower than B by Moody's or S&P, or the equivalent by any other NRSRO, or, if unrated, deemed to be comparable by the Adviser. These securities may be considered speculative and subject to higher risk of default than investment-grade securities.

 .  Short-Term Obligations.  The Income Portfolio may invest in short-term fixed-
   ----------------------
   income obligations that are rated in the two highest rating categories by Moody's, S&P, Fitch Investors Service or Duff & Phelps.

See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the Statement of Additional Information ("SAI").

Principal Risks

The Income Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the Income Portfolio's net asset value, yield and/or total return:

   . The rate of inflation increases and interest rates may rise, causing the Income Portfolio's securities to decline in value
   . A particular strategy may not produce the intended result or is not executed effectively
   .  An issuer's credit quality may be downgraded
   . Below-investment-grade securities are more likely to decline in value due to defaults or bankruptcies than investment-grade securities
   . The Income Portfolio may have to reinvest interest or sale proceeds at lower rates
   .  The average life of a mortgage-related security may change

   . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

   . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

Who may want to invest in the Income Portfolio

The Income Portfolio may be appropriate for investors who:

   .  seek relatively high current income
   .  want to diversify an equity portfolio
   .  are willing to accept share price and dividend fluctuations

The Income Portfolio may not be appropriate for investors who:
                         ---

   . are not willing to take any risk that they may lose money on their investment
   .  want potential growth over time

PERFORMANCE

The bar chart and table below show the risks of investing in the Income Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998 from year to year since inception. The table shows how the Income Portfolio's average annual total return for one year and since the date of inception compared to the Salomon BIG Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The table also compares the Income Portfolio's performance to that of the Lipper A-Rated Corporate Bond Index, a measure of the performance of the 30 largest fixed income mutual funds that invest in debt rated no lower than A. The figures shown assume reinvestment of dividends and distributions. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The chart and the table do not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be less than those shown.

The performance information presented below largely reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective. The Income Portfolio adopted its current investment objective on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments were managed to realize high current income.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1995:  ___.__% (1)
1996:  ___.__%
1997:  ___.__%
1998:  ___.__% (2)

(1) Commenced investment operations on April 5, 1995.  Return is not annualized.
(2) The Income Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

Average Annual Total Returns
(for the periods ended December 31, 1998)                    1 Year            Since Inception
Income Portfolio - Class A                                         ___.__%  ___.__%*

Income Portfolio - Class B                                         ___.__%  ___.__%*
Income Portfolio - Class C                                         ___.__%  ___.__%**
------------------------------------------------------------------------------------------------
Salomon BIG Index                                                  ___.__%  ___.__%
Lipper A-Rated Corporate Bond Index                                ___.__%  ___.__%

*  Class A and B shares commenced operations on April 5, 1995.
** Class C shares commenced operations on February 2, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.

Shareholder Fees (paid directly from your investment)*               Class A        Class B        Class C
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                          4.50%         None           None
-------------------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                           None          None           None
-------------------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                      None          None           None
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a percentage of offering price)                             None (1)      5.00% (2)      1.00%

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.
(1) Although there is no initial sales charge for purchases of $1 million or more of Class A shares, the Trust charges you a CDSC of 1% if you sell your shares within one year of purchase.
(2) The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges --Class B Shares."

The Annual Portfolio Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the Income Portfolio. The Income Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

                                                     Class A              Class B              Class C
                                               -------------------  -------------------  -------------------
Management Fees                                              0.45%                0.45%                0.45%
Distribution (12b-1) Fees                                    0.10%                0.75%                0.75%
Other Expenses (1)                                         __.___%              __.___%              __.___%
Total Portfolio Operating Expenses                         __.___%              __.___%              __.___%
Fee Waiver and Expense Reimbursement                      (__.___%)            (__.___%)            (__.___%)
Net Expenses (2)                                             0.80%                1.45%                1.45%
                                                             ====                 ====                 ====

(1) Includes a shareholder servicing fee of 0.25%.
(2) The expenses shown are based on historical expenses of the Income Portfolio adjusted to reflect current expenses. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the Income Portfolio's net expenses do not exceed the amounts indicated above.

Example

This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

   .  you invest $10,000 in the Income Portfolio
   .  your investment returns 5% each year
   .  the Income Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

If you do not sell your shares at the end of each period --
          ---

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

* This Example assumes that net portfolio operating expenses will equal 0.80% for Class A and 1.45% for Class B and C shares until March 31, 2000 and thereafter will equal __.___% for Class A, __.___% for Class B and __.___% for Class C shares.
** Class B shares convert to Class A shares eight years after purchase;
   therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

HIGH YIELD TOTAL RETURN PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

Total return through high current income and capital appreciation.

Principal Strategies

The High Yield Total Return Portfolio (the "High Yield Portfolio") will invest in high yield securities and issuers that the Adviser believes to be positioned for gradual or substantial credit improvement through a process that

        . uses Bear Stearns' "High Yield Query System" to screen more than 2,000 issuers for companies that meet initial investment criteria
        . identifies positive catalysts affecting the issuer's financial condition that may lead to price appreciation
        . includes communicating with senior management to assess its commitment to improving credit quality
        . identifies securities whose issuers have above-average prospects for superior returns

Under normal market conditions, the High Yield Portfolio will invest at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks.

Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):

        .  25% in foreign securities
        . 25% in zero-coupon securities, pay-in-kind bonds or discount obligations
        .  20% in distressed securities
        .  20% in mortgage-related securities
        .  15% in loans and participations
        .  10% in convertible securities

The High Yield Portfolio may invest the remaining 20% of its total assets in any other securities consistent with its objective, including higher-rated fixed-income securities, common stocks and other equity securities.

Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.

The High Yield Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options) and options on securities and financial indices.

Quality

        . "High yield fixed-income securities" ("junk bonds") are those securities that are rated Ba or lower by Moody's, or BB or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be comparable. Securities rated in this category are considered speculative and subject to higher risk of default than higher-rated securities.

        . The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds. High yield securities in this category are highly speculative and may be in default of principal and/or interest payments at the time of purchase.

See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the SAI.


Principal Risks

The High Yield Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the High Yield Portfolio's net asset value, yield and/or total return:

        . High yield securities may decline in value due to defaults or bankruptcies

        . Portfolio investments that are already in default when acquired may experience further market value declines or become worthless

        . The rate of inflation increases and interest rates may rise, causing the High Yield Portfolio's securities to decline in value

        . A particular strategy may not produce the intended result or may not be executed effectively

        .  An issuer's credit quality may be downgraded

        . The High Yield Portfolio may have to reinvest interest or sale proceeds at lower rates

        .  The average life of a mortgage-related security may change

        . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

        . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

Who may want to invest in the High Yield Portfolio

The High Yield Portfolio may be appropriate for investors who:

        .  seek high current income coupled with investment growth

        . are willing to accept the greater risks associated with high yield issues in exchange for their higher yield and total return potential when compared to higher-rated corporate and U.S. Government bonds

The High Yield Portfolio may not be appropriate for investors who:
                             ---

        .  are seeking a market-timing vehicle

        . are not willing to take any risk that they may lose money on their investment

        .  seek stability of the value of their investment

PERFORMANCE

The bar chart and table below show the risks of investing in the High Yield Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998 since inception. The table shows how the High Yield Portfolio's average annual total return for one year and since the date of inception compared to the Credit Suisse First Boston High Yield Bond Index, a broad-based unmanaged index that represents the general performance of high yield fixed income securities. The table also compares the High Yield Portfolio's performance to that of the Lipper High Yield Bond Fund Index, a measure of the performance of high yield fixed income mutual funds. The figures shown assume reinvestment of dividends and distributions. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The chart and the table do not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be less than those shown.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1998:  ___.__% (1) (2)

(1) Commenced investment operations on January 2, 1998. Return is not annualized.
(2) The High Yield Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

Average Annual Total Returns
(for the periods ended December 31, 1998)                  1 Year           Since Inception*
High Yield Portfolio - Class A                            ___.__%                  ___.__%
-----------------------------------------------------------------------------------------
High Yield Portfolio - Class B                            ___.__%                  ___.__%
-----------------------------------------------------------------------------------------
High Yield Portfolio - Class C                            ___.__%                  ___.__%
-----------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Bond Index          ___.__%                  ___.__%
-----------------------------------------------------------------------------------------
Lipper High Yield Bond Fund Index                         ___.__%                  ___.__%

  Class A, B and C commenced operations on January 2, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.

-------------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)*               Class A        Class B        Class C
-------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                         4.50%       None           None
-------------------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                          None        None           None
-------------------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                     None        None           None
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a percentage of offering price)                         None (1)          5.00% (2)          1.00%
-------------------------------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.
(1) Although there is no initial sales charge for purchases of $1 million or more of Class A shares, the Trust charges you a CDSC of 1% if you sell your shares within one year of purchase.
(2) The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges --Class B Shares."

The Annual Portfolio Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the High Yield Portfolio. The High Yield Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

                                                     Class A              Class B              Class C
                                               -------------------  -------------------  -------------------
Management Fees                                              0.60%                0.60%                0.60%
Distribution (12b-1) Fees                                    0.10%                0.75%                0.75%
Other Expenses (1)                                         __.___%              __.___%              __.___%
Total Portfolio Operating Expenses                         __.___%              __.___%              __.___%
Fee Waiver and Expense Reimbursement                      (__.___%)            (__.___%)            (__.___%)
                                                             ----                 ----                 ----
Net Expenses (2)                                             1.00%                1.65%                1.65%
                                                             ====                 ====                 ====

(1) Includes a shareholder servicing fee of 0.25%.
(2) The expenses shown are based on historical expenses of the High Yield Portfolio adjusted to reflect current expenses. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the High Yield Portfolio's net expenses do not exceed the amounts indicated above.

EXAMPLE

This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

        .  you invest $10,000 in the High Yield Portfolio
        .  your investment returns 5% each year
        .  the High Yield Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

If you do not sell your shares at the end of each period --
          ---

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

* This Example assumes that net portfolio operating expenses will equal 1.00% for Class A and 1.65% for Class B and C shares until March 31, 2000 and thereafter will equal __.___% for Class A, __.___% for Class B and __.___% for Class C shares.
** Class B shares convert to Class A shares eight years after purchase;
   therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

EMERGING MARKETS DEBT PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

High current income by investing primarily in Debt Obligations (as defined below) of issuers located in Emerging Countries (as defined below). The Emerging Markets Debt Portfolio's secondary objective is capital appreciation.

Principal Strategies

Under normal market conditions, the Emerging Markets Debt Portfolio ("Emerging Markets Portfolio") will invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. "Debt Obligations" include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. Debt Obligations also include preferred stock and convertible securities, which have characteristics of both debt and equity investments. Under normal market conditions, the Emerging Markets Portfolio may invest up to 10% of its total assets in convertible securities.

The Emerging Markets Portfolio's investments in Debt Obligations may have stated maturities ranging from overnight to 30 years.

"Emerging Countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an Emerging Country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) is organized under the laws of, and with a principal office in, an Emerging Country. The Emerging Markets Portfolio intends to focus its investments in Asia, Eastern Europe, Latin America and Africa. Countries that are not considered Emerging Countries include Australia, Austria, Belgium,
         ---
Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In selecting investments for the Emerging Markets Portfolio, the Adviser will emphasize investments in countries that are making the most progress toward sustainable economic growth with lower inflation.

The Emerging Markets Portfolio

        . will invest at least 70% of its total assets in at least three Emerging Countries
        .  may invest up to 40% of its total assets in any one country
        . may invest up to 20% of its total assets in loans and participations . may invest at least 30% of its total assets in Central and Latin
           America
        .  may invest up to 20% of its total assets in issuers that are not
                                                                        ---
           considered to be in Emerging Countries

The Emerging Markets Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options), options on securities, financial indices and currencies, and forward currency exchange contracts.

Currency.  The Emerging Markets Portfolio primarily invests in a combination of
(a) high-yield U.S. dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar are expected to result in a high dollar rate of return. In addition to current income, the Emerging Markets Portfolio also seeks capital appreciation from interest rate and currency exchange fluctuations and improving credit quality.

The Emerging Markets Portfolio will invest at least 70% of its total assets in U.S. dollar-denominated instruments. The Emerging Markets Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies, although the Emerging Markets Portfolio expects that it will not invest more than 20% of its assets in Debt Obligations denominated in the currency of any one country.

Quality. The Emerging Markets Portfolio may invest in Debt Obligations that the Adviser determines to be suitable investments notwithstanding any credit ratings that may be assigned to such securities. All of the Emerging Markets Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Emerging Markets Portfolio may purchase non-performing securities and some of these securities may be comparable to securities rated as low as the lowest credit ratings of an NRSRO. See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the SAI.

Principal Risks

The Emerging Markets Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the Emerging Markets Portfolio's net asset value, yield and/or total return:

        . Foreign securities issued in Emerging Countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets

        . Inefficient settlement procedures in Emerging Countries may cause the Emerging Markets Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities

        . The Emerging Markets Portfolio may experiences losses from improper trading activities in Emerging Countries that are subject to less government regulation than in the United States

        . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities

        . The rate of inflation increases and interest rates may rise, causing the Emerging Markets Portfolio's securities to decline in value

        . A particular strategy may not produce the intended result or may not be executed effectively

        . The Emerging Markets Portfolio may have to reinvest interest or sale proceeds at lower rates

        . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

        . Computer systems in Emerging Countries may experience greater difficulty in processing Year 2000 data than systems in other countries, resulting in delays in the payment of interest or principal

In addition, the Emerging Markets Portfolio is a non-diversified mutual fund. As a non-diversified fund, the Emerging Markets Portfolio may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

Who may want to invest in the Emerging Markets Portfolio

The Emerging Markets Portfolio may be appropriate for investors who:

        .  seek high current income
        . want to add an emerging markets fixed income component to an existing portfolio
        . are willing to accept the relatively greater price volatility of investments in these markets in exchange for their potentially higher returns compared to other fixed income investments

The Emerging Markets Portfolio may not be appropriate for investors who:
                                   ---

        . are not willing to accept the risks associated with foreign securities markets or currency fluctuation
        .  are investing for the short term or need current income
        . are not willing to take any risk that they may lose money on their investment
        .  want a diversified portfolio
        .  seek stability of the value of their investment

PERFORMANCE

The bar chart and table below show the risks of investing in the Emerging Markets Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998 from year to year since inception. The table shows how the Emerging Markets Portfolio's average annual total return for one year and since the date of inception compared to the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index, a broad-based unmanaged index that represents the general performance of emerging market debt mutual funds. The figures shown assume reinvestment of dividends and distributions. The returns for Class B and C shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of each Class. The chart and the table do not reflect any sales charges that you may be required to pay when you buy or sell your shares. If sales charges were reflected, returns would be less than those shown.

Each of the Portfolios is a series of the Trust, a series-type registered investment company. Prior to __________ ___, 1999, the Emerging Markets Portfolio was a series of Bear Stearns Investment Trust, another registered investment company advised by BSAM. The performance information below reflects the performance of the Emerging Markets Portfolio during the time that it was a series of Bear Stearns Investment Trust and BSAM served as its investment adviser.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1995:  ___.__% (1)
1996:  ___.__%
1997:  ___.__%
1998:  ___.__% (2)

(1) Return is not annualized. The Emerging Markets Portfolio's performance prior to May 4, 1995 is not shown because it was managed by an investment adviser other than BSAM, its current investment adviser, for the period from inception (May 3, 1993) to May 4, 1995.
(2) The Emerging Markets Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

----------------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 1998)                            1 Year          Since Inception
----------------------------------------------------------------------------------------------------
Emerging Markets Portfolio - Class A                                 ___.__%            ___.__%*
----------------------------------------------------------------------------------------------------
Emerging Markets  Portfolio - Class B                                ___.__%            ___.__%**
----------------------------------------------------------------------------------------------------
Emerging Markets  Portfolio - Class C                                ___.__%            ___.__%+
----------------------------------------------------------------------------------------------------
Salomon Smith Barney Emerging Markets Debt Mutual Fund Index         ___.__%            ___.__%

*   The Adviser began managing Class A shares on May 4, 1995.
**  Class B shares commenced operations on January 12, 1998.
+   Class C shares commenced operations on July 26, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Portfolio.

-------------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)*               Class A        Class B        Class C
-------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)                      4.50%             None           None
-------------------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                       None              None           None
-------------------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                  None              None           None
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a percentage of offering price)                         None (1)          5.00% (2)          1.00%
-------------------------------------------------------------------------------------------------------------

* A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.
(1) Although there is no initial sales charge for purchases of $1 million or more of Class A shares, the Trust charges you a CDSC of 1% if you sell your shares within one year of purchase.
(2) The Class B deferred sales charge declines over time. See "How the Trust Calculates Sales Charges --Class B Shares."

The Annual Portfolio Operating Expenses table below illustrates the operating expenses that you will incur as a shareholder of the Emerging Markets Portfolio. The Emerging Markets Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

                                                     Class A              Class B              Class C
                                               -------------------  -------------------  -------------------
Management Fees (1)                                          1.00%                1.00%                1.00%
Distribution (12b-1) Fees                                    0.10%                0.75%                0.75%
Other Expenses (2)                                         __.___%              __.___%              __.___%
Total Portfolio Operating Expenses                         __.___%              __.___%              __.___%
Fee Waiver and Expense Reimbursement                      (__.___%)            (__.___%)            (__.___%)
Net Expenses (3)                                             1.75%                2.40%                2.40%
                                                             ====                 ====                 ====

(1) Management fees are based on the Emerging Markets Portfolio's average daily net assets at an annual rate of 1.00% charged on assets up to $50 million, 0.85% charged on assets between $50 million and $100 million and 0.55% charged on assets above $100 million.
(2) Includes a shareholder servicing fee of 0.25%.
(3) The expenses shown are based on historical expenses of the Emerging Markets Portfolio adjusted to reflect current expenses. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the Emerging Markets Portfolio's net expenses do not exceed the amounts indicated above.

EXAMPLE

This Example illustrates the cost of investing in the Emerging Markets Portfolio over various time periods. It is intended to help you compare the cost of investing in the Emerging Markets Portfolio with the cost of investing in other mutual funds. The Example assumes that:

        .  you invest $10,000 in the Emerging Markets Portfolio
        .  your investment returns 5% each year
        .  the Emerging Markets Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

If you do not sell your shares at the end of each period --
          ---

                            1 Year               3 Years               5 Years               10 Years
Class A                    $_______              $_______              $_______              $_______
Class B                    $_______              $_______              $_______              $_____**
Class C                    $_______              $_______              $_______              $_______

* This Example assumes that net portfolio operating expenses will equal 1.75% for Class A and 2.40% for Class B and C shares until March 31, 2000 and thereafter will equal __.___% for Class A, __.___% for Class B and __.___% for Class C shares.
** Class B shares convert to Class A shares eight years after purchase;
   therefore, Class A expenses are used in the Example after year eight in the case of Class B shares.

INVESTMENTS

Principal Investment Strategies

Income Portfolio

The Income Portfolio seeks to identify and respond to phases in the business cycle -- expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in longer-term fixed-income securities and, to a lesser extent, with investing in below-investment-grade securities.

The Income Portfolio evaluates a security's duration, which measures the average time in which a security will receive the present value of all interest and principal payments as opposed to its term to maturity, which measures only the time until final payment is due and does not take into account the security's cash flows over time, including the effect of prepayments and interest rate changes. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.

High Yield Portfolio

Securities offering high current yield are generally issued by (1) rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and (2) large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's business or prospects.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to identify investment opportunities in Emerging Countries that are positioning themselves for sustainable economic growth with low inflation. These countries typically show signs of improving economic and political fundamentals, such as the appointment or election of reform-minded governments, tighter monetary and fiscal policies, privatization of state-controlled industries, and reform of social security and civil service systems.

exhibit signs of improving economic fundamentals, e.g., development and expansion of local securities markets, stabilized or decreased inflation rates, increased levels of exports, reversal of flight capital, de-nationalization of state-controlled industries and infrastructure development.

The Emerging Markets Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments and changes in credit quality and exchange rates. Investing in floating rate and short-to-intermediate term securities may enable the Emerging Markets Portfolio to maximize returns in different interest rate environments. In addition, the ability to invest in fixed rate securities with maturities of up to 30 years may allow the Emerging Markets Portfolio to take advantage of changes in prevailing interest rates.

Investments

This table summarizes some of the investments, described below, that each Portfolio may use to achieve its investment objective.


                                      Income               High Yield          Emerging Markets
                                     Portfolio              Portfolio              Portfolio
----------------------------------------------------------------------------------------------------
Asset-backed securities                 X                       X                       X
----------------------------------------------------------------------------------------------------
Brady bonds                                                     X                       X
----------------------------------------------------------------------------------------------------
Convertible securities                  X                       X                       X
----------------------------------------------------------------------------------------------------
Discount securities                     X                       X                       X
----------------------------------------------------------------------------------------------------
Distressed securities                                           X                       X
----------------------------------------------------------------------------------------------------
Equity securities                                               X                       X
----------------------------------------------------------------------------------------------------
Indexed securities                                              X                       X
----------------------------------------------------------------------------------------------------
Loans                                                           X                       X
----------------------------------------------------------------------------------------------------
Mortgage-related securities             X                       X                       X
----------------------------------------------------------------------------------------------------
Municipal obligations                   X
----------------------------------------------------------------------------------------------------
Repurchase agreements                   X                       X                       X
----------------------------------------------------------------------------------------------------
When-issued securities and              X                       X                       X
forward commitments
----------------------------------------------------------------------------------------------------

        . Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

        . Brady bonds are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan introduced by former U.S. Treasury Secretary Nicholas Brady.

        . Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and
           (3) potential for capital appreciation if the market price of the underlying stock increases.

        . Discount securities. Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

        . Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.

        . Equity securities include foreign and domestic common or preferred stocks, rights and warrants, and convertible or exchangeable debt securities or preferred stock. To the extent a Portfolio invests in equity securities, the Portfolio's overall yield may diminish.

        . Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.

        . Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

        . Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

        . Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities also include industrial development bonds issued by or on behalf of public authorities.

        . Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

        . When-issued securities and forward commitments. When-issued transactions arise when securities are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. In a forward commitment transaction, a buyer agrees to purchase securities for a fixed price at a future date beyond customary settlement time. A purchaser may enter into offsetting contracts for the forward sale of other securities that it owns.

Other Investment Strategies

[***Each Portfolio may invest defensively or hedge investments to protect against a downturn.***]

        . Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

          For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities or U.S. or foreign money market instruments.

          For cash management, each Portfolio temporarily may hold cash (U.S. dollars) and may invest all of its assets in high-quality U.S. or foreign money market instruments.

          For temporary defensive purposes or cash management, the Emerging Markets Portfolio may hold foreign currencies or multinational currency units.

        . Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase a Portfolio's costs, lessening its performance over time.

        . Securities Lending. Each Portfolio may lend a portion of its securities to financial institutions, which will generate income for the Portfolio. The Income and High Yield Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent, for which CTC receives a transaction fee.

The SAI describes each Portfolio's investment strategies in more detail.

RISK FACTORS

As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

Each Portfolio is subject to the following principal risks, except as noted.

General risks

        . Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

        . Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

        . Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address those issues.

Risks of debt securities

        . Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

        . Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

        . Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments on a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

        . Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

        . Below-investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.

Risks of hedging or leverage transactions

        . Correlation risk. Futures and options contracts can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

        . Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested - through borrowing or futures trading, for example - puts a much larger amount of money at risk. Using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.

        . Derivatives risk is the risk that the derivatives that a Portfolio invests in do not achieve the intended result. If a hedge works properly, the gains produced will offset losses on the securities hedged. Hedging also may reduce gains because a Portfolio may forgo "upside" potential.

Risks of foreign securities

        . Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in Emerging Countries, more volatile than U.S. investments.

        . Currency risk (Emerging Markets Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999 participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the Emerging Markets Portfolio's securities.

        . Emerging markets risk (Emerging Markets Portfolio only). Emerging
          Country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain Emerging Countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of Emerging Country securities may cease or may be severely limited or where an Emerging Country governmental or corporate issuer defaults on its obligations.

          The governments of certain Emerging Countries impose restrictions or controls that may limit or preclude the Emerging Markets Portfolio's investment in certain securities. The Emerging Markets Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An Emerging Country government may impose temporary restrictions on capital flows.

Risks of mortgage-related securities (Income and High Yield Portfolios only)

        . Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

        . Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.

Risks of equity securities (High Yield and Emerging Markets Portfolios only)

        . Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have preference to the company's assets in the event of bankruptcy.

Risks of distressed securities (High Yield and Emerging Markets Portfolios only)

        . Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at ________ __, 1999 of over $X.X billion. The Adviser is also a registered broker-dealer.

The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.

Income Portfolio                 [right arrow]      _____%
High Yield Portfolio             [right arrow]      _____%
Emerging Markets Portfolio       [right arrow]      _____%

Portfolio Management Team

The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

HOW THE PORTFOLIOS VALUE THEIR SHARES

[The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.]

Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

NAV =  Total Assets Less Liabilities
       -----------------------------
       Number of Shares Outstanding

You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

This section provides information to assist you in purchasing shares of the Portfolios. It describes the minimum investment requirements for the Portfolios, the expenses and sales charges applicable to each Class of shares and the procedures to follow if you decide to buy shares. Please read the entire Prospectus carefully before buying shares of a Portfolio.

Investment Requirements
Minimum Initial Investment:

        .       Non-Retirement Account:  $1,000
        .       Retirement Account:      $  500

Minimum Subsequent Investment:

        .       Non-Retirement Account:  $   50
        .       Retirement Account:      $   25

Choosing a Class of Shares

Once you decide to buy shares of a Portfolio, you must determine which Class of shares to buy. Each Portfolio offers Class A, B and C shares. Each Class has its own cost structure and features that will affect the results of your investment over time in different ways. Your financial adviser or account representative can help you choose the Class of shares that best suits your investment needs.

        . Class A shares have a front-end sales charge, which is added to the Class A NAV to determine the offering price per share.

        . Class B and C shares do not have a front-end sales charge, which means that your entire investment is available to work for you right away. However, Class B and C shares have a contingent deferred sales charge ("CDSC") that you must pay if you sell your shares within a specified period of time. In addition, the annual expenses of Class B and C shares are higher than the annual expenses of Class A shares.

In deciding which Class is best, you may consider:

        .  how much you intend to invest
        .  the length of time you expect to hold your investment

Relative Advantages of Each Share Class

--------------------------------------------------------------------------------------------------------------
                       Investor Characteristics                               Advantages
--------------------------------------------------------------------------------------------------------------
Class A     .  Long-term investment horizon and/or plans      .  Lower expense structure and the amount of
               to invest at least $250,000                       the initial sales charge decreases as you
                                                                 invest more money

Class B     .  Long-term investment horizon and/or plans      .  No front-end sales charge and the full
               to invest less than $250,000 or buy shares at     amount of your investment is put to work
               regular intervals                                 right away, and converts to Class A shares
                                                                 after eight years

Class C     .  Short-term investment horizon                  .  No front-end sales charge and the full
                                                                 amount of your investment is put to work
                                                                 right away, and the CDSC is lower than that
                                                                 of Class B shares and declines to zero after
                                                                 one year

You should consult your financial adviser or account representative before investing in a Portfolio.

You may be eligible to use the Right of Accumulation or Letter of Intent privileges to reduce your Class A sales charges. See "Reduction of Class A Sales Charges" below.

The following table summarizes the differences in the expense structures of the three Classes of shares:

-------------------------------------------------------------------------------------------------------------------
                                     Class A                       Class B                       Class C
-------------------------------------------------------------------------------------------------------------------
Front-End Sales Charge*     4.50%                        None                          None

-------------------------------------------------------------------------------------------------------------------
CDSC                        None **                      5% to 0%, declining the       1%, if you sell shares
                                                         longer you hold your shares   within one year of purchase

-------------------------------------------------------------------------------------------------------------------
Annual Expenses             Lower than Class B and C     Higher than Class A shares    Higher than Class A shares;
                            shares                       (Note:  Class B shares        same as Class B shares
                                                         convert to Class A shares 8
                                                         years after purchase)***

-------------------------------------------------------------------------------------------------------------------
*   There are several ways that you can reduce these charges, as described under "Sales Charge Reductions and
 Waivers."
**  Although there is no initial sales charge for purchases of $1 million or more of Class A shares, the Trust charges you a CDSC of 1% if you sell your shares within one year of purchase.
*** Class B shares will not convert to Class A shares if the Adviser believes that the Internal Revenue Service will consider the conversion to be a taxable event.  If Class B shares do not convert to Class A shares, they will continue to be subject to higher expenses than Class A shares indefinitely.

[***In general, Class A shares are the most beneficial for the investor who qualifies for a waiver or reductions of the front-end sales charges.***]

[***Class B and C shareholders pay no front-end sales charge. You invest your entire purchase price immediately in shares of a Portfolio. Over time, however, the expenses of Class B and C shares may exceed the cumulative expenses of Class A shares due to their higher annual expenses.***]

How the Trust Calculates Sales Charges

Class A Shares

The public offering price for Class A shares is the NAV that the Trust calculates after you place your order plus the applicable sales load, as determined in the following table.

----------------------------------------------------------------------------------------------------
                                                    TOTAL SALES LOAD
                                                ----------------------------------------------------
            Amount of Investment                As a % of offering price
                                                        per share                     As a % of NAV
----------------------------------------------------------------------------------------------------
Less than $50,000............................           4.50                               4.71
$50,000 or more but less than $100,000.......           4.25                               4.44
$100,000 or more but less than $250,000......           3.25                               3.36
$250,000 or more but less than $500,000......           2.50                               2.56
$500,000 or more but less than $1,000,000....           2.00                               2.04
$1,000,000 and above.........................           0.00*                              0.00

* For purchases of $1,000,000 or more, you will pay a CDSC of 1% if you sell your shares within one year.

Class B Shares

The public offering price for Class B shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge on Class
B shares, but you will pay a CDSC if you sell your shares within six years of purchase. The amount of the CDSC, if any, will vary depending on the number of years from the time you buy until the time you sell your Class B shares. Class
B shares have higher annual expenses than Class A shares.

For the purpose of determining the number of years from the time of any purchase, the Trust will aggregate all payments during a month and consider them made on the first day of that month.

Year Since Purchase            CDSC as a % of Dollar Amount Subject to CDSC
------------------------------------------------------------------------------
First                                           5%
------------------------------------------------------------------------------
Second                                          4%
------------------------------------------------------------------------------
Third                                           3%
------------------------------------------------------------------------------
Fourth                                          3%
------------------------------------------------------------------------------
Fifth                                           2%
------------------------------------------------------------------------------
Sixth                                           1%
------------------------------------------------------------------------------
Seventh                                         0%
------------------------------------------------------------------------------
Eighth*                                         0%

_________________
* Class B shares of a Portfolio will automatically convert into Class A shares of the same Portfolio at the end of the calendar quarter that is eight years after the initial purchase of the Class B shares. Class B shares acquired by exchange will convert into Class A shares of the new Portfolio based on the date of the initial purchase of the exchanged Portfolio. Class

B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase of the shares on which the distribution was paid. The Trust does not consider conversion to Class A shares to be a purchase or sale for federal income tax purposes. You should consult with your own tax adviser.

Class C Shares

The public offering price for Class C shares is the NAV that the Trust calculates after you place your order. You pay no initial sales charge at the time of purchase. You will pay a CDSC of 1%, however, if you sell Class C shares within the first year of purchase.

The Trust will calculate the CDSC on Class B and C shares in a manner that results in the lowest possible charge. The Portfolios will apply the CDSC to the lower of (1) the purchase price of the shares, or (2) the current market value of the shares being sold. You will pay no CDSC when you sell shares you have acquired through reinvestment of dividends or capital gain distributions.

Sales Charge Reductions and Waivers

Waiver of Class A Sales Charges

The following categories of investors may buy Class A shares without a front-end sales charge:

        . Bear Stearns, its affiliates and their officers, directors or employees (including retired employees); any partnership of which Bear Stearns is a general partner, any Trustee or officer of the Trust and certain family members of any of the these individuals

        . Employees or registered representatives of any broker-dealers with whom the Distributor has entered into sales agreements ("Authorized Dealers") and their spouses and minor children

        . Trustees or directors of investment companies for which BSAM or an affiliate acts as sponsor

        . Any state, county or city, or any instrumentality, department, authority or agency that is prohibited by law from paying a sales load or commission in connection with the purchase of shares of a Portfolio

        . Institutional investment clients, including corporate-sponsored pension and profit-sharing plans, other benefit plans and insurance companies

        . Pension funds, state and municipal governments or funds, Taft-Hartley plans and qualified non-profit organizations, foundations and endowments

        . Trust institutions (including bank trust departments) investing on their own behalf or on behalf of their clients

        . Service providers to the Portfolios

        . Accounts for which an Authorized Dealer or investment adviser charges an asset management fee (including "wrap" fees)

        . Current shareholders of other mutual funds not distributed by Bear, Stearns & Co. Inc., the Portfolios' Distributor, that have paid a sales charge, and that buy shares of a Portfolio within 60 days of selling shares of the other mutual fund

        To take advantage of the sales charge waiver, you must indicate your eligibility on your Account Information Form. If you think you may be eligible for a sales charge waiver, please contact your account representative or call PFPC Inc., the Portfolios' Transfer Agent, at 1-800-447-1139.

Reduction of Class A Sales Charges

You may reduce your Class A sales charge by taking advantage of the following privileges:

        . Right of Accumulation: Lets you add the value of all Class A shares of the Portfolios that you currently own for purposes of calculating the sales charge on future purchases of Class A shares. You may count share purchases made by the following investors to calculate the reduced sales charge: you, your spouse and your children under the age of 21 (including shares in certain retirement accounts), and a company that you, your spouse or your children control; a trustee or other fiduciary account (including an employee benefit plan); a trustee or other fiduciary that buys shares concurrently for two or more employee benefit plans of a single employer or of affiliated employers.

        . Letter of Intent: Lets you buy Class A shares of any Portfolio over a 13-month period at the same sales charge as if all shares had been bought at once. You are not obligated to buy the full amount of the shares. However, you must complete the intended purchase to obtain the reduced sales load. To qualify for this plan, check the "Letter of Intent" box on the Account Information Form at the time you buy shares of any Portfolio.

Waiver of CDSC

The Trust will waive the CDSC of Class A, B and C shares under the following circumstances:

        . redemptions made within one year after the death or disability of a shareholder

        . redemptions by employees participating in eligible benefit plans

        . redemptions as a result of a combination of any investment company with a Portfolio by merger, acquisition of assets or otherwise

        . a mandatory distribution under a tax-deferred retirement plan

        . redemptions made through the Automatic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account, at the time you establish the automatic withdrawal feature

If you believe you may qualify for a waiver of the CDSC, please contact your account representative or the Transfer Agent.

[***When you buy shares, you must specify the class of shares. Otherwise, the Trust will assume that you wish to buy Class A shares.***]

How to Buy Shares

You may buy shares of the Portfolios through your account representative by check or by wire or through the Transfer Agent. If you place your order before the close of regular trading on the NYSE (usually 4:00 p.m., Eastern time), you will receive the NAV that the Trust calculates that day. Orders placed after the close of trading on the NYSE will be priced at the next business day's NAV.

Purchase Procedures

Purchase Through the Distributor or Authorized Dealers



Method of Purchase                                          Instructions

In person                   .  Visit your account representative.

                            .  Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to buy.

By telephone                .  Call your account representative.

                            .  Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to buy.

By mail                     .  Mail your purchase request to your account representative.

                            .  Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to buy.

By wire                     .  Submit wiring instructions to your account representative.

                            .  Specify the name of the Portfolio, Class of shares and number or dollar amount of shares that you wish to buy.

Purchase Through the Transfer Agent

By mail                     .  Mail your purchase request to:
                                 PFPC Inc.
                                 Attention:  The Bear Stearns Funds
                                 [name of Portfolio]
                                 P.O. Box 8960
                                 Wilmington, Delaware  19899-8960

By telephone                .  Call the Transfer Agent at 1-800-447-1139.

                            . Specify the name of the Portfolio, class of shares and number or dollar amount of shares that you wish to buy.

How To Sell Shares

        . You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent. Please refer to the instructions under "How to Buy Shares" for information on selling your shares in person, by telephone, by mail or by wire.

        . When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

        . The Trust will send you payment proceeds generally within seven days after it receives your redemption request.

Additional Information About Redemptions

        . Waiting period. If you buy shares by check, the Trust will wait for your check to clear (up to 15 days) before it accepts your request to sell those shares.

        . Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. If you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

        . Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a signature guarantee.

        . Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

        . Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

        . Automatic redemption; redemption in kind. If the value of your account falls below $750 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

 .       Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

        .       during non-routine closings of the NYSE

        . when the Securities and Exchange Commission ("SEC") determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Portfolio's securities

        . when the SEC orders a suspension to protect the Portfolio's shareholders

Exchanges

You may exchange shares of one Portfolio for shares of the same class of another Portfolio described in this Prospectus or the same class of another Portfolio of the Trust, usually without paying any additional sales charges. (You may obtain more information about other Portfolios of the Trust by calling the Transfer Agent at 1-800-447-1139.) You may pay a sales charge if the Portfolio you are exchanging did not impose an initial sales charge. You will not have to pay an additional sales charge if the Portfolio you are exchanging was acquired in any of the following ways:

        .       by a previous exchange from shares bought with a sales charge
        .       through reinvestment of dividends in distribution paid with respect to either of the above categories

The Trust does not currently charge a fee for exchanges, although it may change this policy in the future.

Exchange procedures. To exchange your shares, you must give exchange instructions to your account representative or the Transfer Agent in writing or by telephone.

Exchange policies.  When exchanging your shares, please keep in mind:

        . An exchange of shares may create tax liability for you. You may have a gain or loss on the transaction, since the shares you are exchanging will be treated like a sale.

        . When the market is very active, telephone exchanges may be difficult to complete. You may have to submit exchange requests to your account representative or the Transfer Agent in writing, which will cause a delay.

        . The shares you exchange must have a value of at least $250 (except in the case of certain retirement plans). If you are establishing a new account, you must exchange the minimum dollar amount needed to open that account.

        . Before you exchange your shares, you must review a copy of the current prospectus of the Portfolio that you would like to buy.

        . You may qualify for a reduced sales charge. See the SAI for details, or call your account representative.

        . The Trust may reject your exchange request. The Trust may modify or terminate the exchange option at any time, upon 60 days' notice.

SHAREHOLDER SERVICES

The Trust offers several additional shareholder services. If you would like to take advantage of any of these services, please call your account representative or the Transfer Agent at 1-800-447-1139 to obtain the appropriate forms. These services may be changed or terminated at any time with 60 days' notice.

        . Automatic investment plan. You may buy shares of a Portfolio at regular intervals by direct transfer of funds from your bank. You may invest a set amount ($250 for the initial purchase; minimum subsequent investments of $50/$25 for retirement accounts) monthly, bi-monthly, quarterly or annually and you can terminate the program at any time.

        . Directed distribution option. You may automatically reinvest your dividends and capital gain distributions in the same class of shares of another Portfolio or the Money Market Portfolio of The RBB Fund, Inc. You may buy Class A shares without a sales charge at the current NAV. However, if you buy Class B or Class C shares, they may be subject to a CDSC when you sell them. You may not use this service to establish a new account.

        . Systematic withdrawal plan. You may withdraw a set amount ($25 minimum) monthly, bi-monthly, quarterly or annually, as long as you must have an account balance of at least $5,000. You or the Transfer Agent may terminate the arrangement at any time. If you plan to buy new shares when you participate in a systematic plan, you may have to pay an additional sales charge.

        . Reinstatement privilege. If you sell your Class A shares, you may repurchase them (or Class A shares of any other Portfolio) within 60 days without paying an additional sales charge.

DIVIDENDS, DISTRIBUTIONS AND TAXES

[***If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.***]

Distributions

The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

Ordinarily, each Portfolio declares daily and pays dividends from its net investment income monthly on or about the twentieth of the month. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

You can receive dividends or distributions in one of the following ways:

        . Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Application, you will receive your distributions this way.

        . Cash. The Trust will send you a check no later than seven days after the payable date.

        . Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

        . Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

        . Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

You may choose your distribution method on your original Account Application. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

        . Ordinary dividends from a Portfolio are taxable as ordinary income; dividends from a Portfolio's long-term capital gains are taxable as capital gain.

        . Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

        . Dividends from the Portfolios that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

        . Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

        . The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

        . When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

        . Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

        . You should review the more detailed discussion of federal income tax considerations in the SAI.

The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

DISTRIBUTION FEES AND SHAREHOLDER SERVICING FEES

Distribution Fees

The Trust has adopted a distribution plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 for each Class of shares. Under the distribution plan, each Portfolio pays the Distributor a fee for the sale and distribution of its shares. The plan provides that each Portfolio's Class A shares pays 0.10% of its average daily net assets and each Portfolio's Class B and C shares each pays 0.75% of its average daily net assets.

Keep in mind that:

        . Each Portfolio pays distribution fees on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying a higher front-end or back-end sales charges.

        . The Distributor will waive its distribution fees to the extent that a Portfolio would exceed the limitations imposed by the National Association of Securities Dealers on asset-based sales charges.

Shareholder Servicing Fees

The Trust has adopted a shareholder servicing plan for the Class A, B and C shares of each Portfolio. The shareholder servicing plan allows the Portfolios or the Distributor to pay shareholder servicing agents up to 0.25% of the average annual daily net assets of the Class of shares for personal shareholder services and for maintaining shareholder accounts. Shareholder servicing agents are financial institutions that may include Authorized Dealers, fiduciaries, and financial institutions that sponsor "mutual fund supermarkets," "no-transaction fee" programs or similar programs.

ADDITIONAL INFORMATION

Performance

Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

Financial Highlights - Income Portfolio

The financial highlights table is intended to help you understand the financial performance of the Income Portfolio since its inception. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate at which an investor would have gained or lost on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by
                , whose report, along with the Income Portfolio's financial
----------------
statements, are included in the Income Portfolio's annual report, which is available by calling the Trust at 1-800-____-_____.

----------------------------------------------------------------------------------------------------------
                                                                                           DISTRI-
                                           NET                  NET                        BUTIONS  NET
                                           ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                                           VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                                           BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                                           OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------------------------
Income Portfolio(2)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..     12.03       0.76          0.36       (0.76)   (0.02)  12.37
For the fiscal year ended March 31, 1997..     12.26       0.73          (0.20)     (0.73)   (0.03)  12.03
For the period April 5, 1995 through
March 31, 1996............................     12.00       0.71          0.30       (0.71)   (0.04)  12.26
Class B
For the fiscal year ended March 31, 1999..
For the period February 2, 1998 through
March 31, 1998............................     12.47       0.10          (0.10)     (0.10)      -    12.37
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..     12.03       0.70          0.36       (0.70)   (0.02)  12.37
For the fiscal year ended March 31, 1997..     12.26       0.68          (0.20)     (0.68)   (0.03)  12.03
For the period April 5, 1995 through
March 31, 1996............................     12.00       0.67          0.30       (0.67)   (0.04)  12.26
-----------------------------------------------------------------------------------------------------

                                                       NET                              RATIO OF NET
                                                       ASSETS,         RATIO OF         INVESTMENT
                                           TOTAL       END OF          EXPENSES TO      INCOME
                                           INVESTMENT  PERIOD          AVERAGE          TO AVERAGE
                                           RETURN(6)   (000's omitted) NET ASSETS(4)    NET ASSETS(4)
-------------------------------------------------------------------------------------------------------
Income Portfolio(2)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..  9.43            2,926           0.80             6.13
For the fiscal year ended March 31, 1997..  4.40            3,367           0.80             5.99
For the period April 5, 1995 through
March 31, 1996............................  8.54            4,467           0.85(8)          5.76(8)
Class B
For the fiscal year ended March 31, 1999..
For the period February 2, 1998 through
March 31, 1998............................ (0.04)(7)           18           1.45(8)          5.22(7)(8)
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..  8.92            1,403           1.28             5.60
For the fiscal year ended March 31, 1997..  3.99            1,018           1.20             5.57
For the period April 5, 1995 through
March 31, 1996............................  8.13            1,775           1.25(8)          5.38(8)
-------------------------------------------------------------------------------
                                           INCREASE/(DECREASE)
                                           REFLECTED IN
                                           EXPENSE RATIOS AND NET
                                           INVESTMENT INCOME
                                           DUE TO WAIVERS AND     PORTFOLIO
                                           RELATED REIMBURSEMENTS TURNOVER RATE
-------------------------------------------------------------------------------
Income Portfolio(2)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..            1.86            244.78
For the fiscal year ended March 31, 1997..            1.73            262.95
For the period April 5, 1995 through
March 31, 1996............................            2.87(8)         107.35
Class B
For the fiscal year ended March 31, 1999..
For the period February 2, 1998 through
March 31, 1998............................            0.48(7)(8)      244.78
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..            1.80            244.78
For the fiscal year ended March 31, 1997..            1.74            262.95
For the period April 5, 1995 through
March 31, 1996............................            2.95(8)         107.35

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3) Commenced investment operations on January 2, 1998.
(4) Reflects waivers and related reimbursements.
(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(8) Annualized.

Financial Highlights - High Yield Portfolio

The financial highlights table is intended to help you understand the financial performance of the High Yield Portfolio since its inception. This information reflects financial results for a single share of the High Yield Portfolio. The total returns in the table represent the rate at which an investor would have gained on an investment in the High Yield Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by
                , whose report, along with the High Yield Portfolio's financial
----------------
statements, are included in the High Yield Portfolio's annual report, which is available by calling the Trust at 1-800-____-_____.

----------------------------------------------------------------------------------------------------------
                                                                                           DISTRI-
                                           NET                  NET                        BUTIONS  NET
                                           ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                                           VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                                           BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                                           OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------------------------
High Yield Total Return Portfolio(3)
Class A
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................     12.00       0.26          0.73       (0.26)      -    12.73
Class B
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................     12.00       0.24          0.73       (0.24)      -    12.73
Class C
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................     12.00       0.24          0.73       (0.24)      -    12.73
-----------------------------------------------------------------------------------------------------

                                                       NET                              RATIO OF NET
                                                       ASSETS,         RATIO OF         INVESTMENT
                                           TOTAL       END OF          EXPENSES TO      INCOME
                                           INVESTMENT  PERIOD          AVERAGE          TO AVERAGE
                                           RETURN(6)   (000's omitted) NET ASSETS(4)    NET ASSETS(4)
-----------------------------------------------------------------------------------------------------
High Yield Total Return Portfolio(3)
Class A
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................   8.30               18,301       1.00(8)        9.14(8)
Class B
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................   8.13                6,013       1.65(8)        8.46(8)
Class C
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................   8.13               11,298       1.65(8)        8.46(8)
-------------------------------------------------------------------------------
                                           INCREASE/(DECREASE)
                                           REFLECTED IN
                                           EXPENSE RATIOS AND NET
                                           INVESTMENT INCOME
                                           DUE TO WAIVERS AND     PORTFOLIO
                                           RELATED REIMBURSEMENTS TURNOVER RATE
-------------------------------------------------------------------------------
High Yield Total Return Portfolio(3)
Class A
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................             1.67(8)         139.61
Class B
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................             1.68(8)         139.61
Class C
For the fiscal year ended March 31, 1999..
For the period January 2, 1998 through
March 31, 1998............................             1.67(8)         139.61

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3) Commenced investment operations on January 2, 1998.
(4) Reflects waivers and related reimbursements.
(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(8) Annualized.

Financial Highlights - Emerging Markets Portfolio

The financial highlights table is intended to help you understand the financial performance of the Emerging Markets Portfolio since its inception. This information reflects financial results for a single share of the Emerging Markets Portfolio. The total returns in the table represent the rate at which an investor would have gained or lost on an investment in the Emerging Markets Portfolio (assuming reinvestment of all dividends and distributions).

The financial highlights below reflect the historical information of the Emerging Markets Debt Portfolio, a series of Bear Stearns Investment Trust, the predecessor to the current Emerging Markets Portfolio. On ___________ ___, 1999, the predecessor fund was reorganized as a series of the Trust and the Emerging Markets Portfolio assumed the financial history of the predecessor
fund.  This information has been audited by                  , whose report,
                                            -----------------
along with the Emerging Markets Portfolio's financial statements, are included in the Emerging Markets Portfolio's annual report, which is available by calling the Trust at 1-800-____-_____.

----------------------------------------------------------------------------------------------------------
                                                                                           DISTRI-
                                           NET                  NET                        BUTIONS  NET
                                           ASSET                REALIZED AND    DIVIDENDS  FROM NET ASSET
                                           VALUE,    NET        UNREALIZED      FROM NET   REALIZED VALUE,
                                           BEGINNING INVESTMENT GAIN/(LOSS) ON  INVESTMENT CAPITAL  END OF
                                           OF PERIOD INCOME*(4) INVESTMENTS*(5) INCOME     GAINS    PERIOD
----------------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio(1)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..    $11.14      $0.91         $1.17      $(0.92)  $(0.30) $12.00
For the fiscal year ended March 31, 1997..      9.02       0.85          2.10       (0.83)      -    11.14
For the fiscal year ended March 31, 1996..      6.90       0.91          2.13       (0.92)      -     9.02
For the fiscal year ended March 31, 1995..      8.98       0.79          (1.85)     (0.77)   (0.25)   6.90
Class B
For the fiscal year ended March 31, 1999..
For the period January 12, 1998 through
March 31, 1998............................     11.33       0.21          0.61       (0.20)      -    11.95
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..     11.14       0.97          1.04       (0.90)   (0.30)  11.95
For the fiscal year ended March 31, 1997..      9.04       0.84          2.07       (0.81)      -    11.14
For the period July 26, 1995 through
March 31, 1996............................      7.81       0.59          1.32       (0.68)      -     9.04
-----------------------------------------------------------------------------------------------------

                                                       NET                              RATIO OF NET
                                                       ASSETS,         RATIO OF         INVESTMENT
                                           TOTAL       END OF          EXPENSES TO      INCOME
                                           INVESTMENT  PERIOD          AVERAGE          TO AVERAGE
                                           RETURN(6)   (000's omitted) NET ASSETS(4)    NET ASSETS(4)
-----------------------------------------------------------------------------------------------------
Emerging Markets Debt Portfolio(1)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998.. 19.31%         $33,448         1.75%            7.70%
For the fiscal year ended March 31, 1997.. 33.48           33,185         2.00             7.95
For the fiscal year ended March 31, 1996.. 46.13           28,860         2.00            10.64
For the fiscal year ended March 31, 1995..(13.07)          28,049         2.00             8.86
Class B
For the fiscal year ended March 31, 1999..
For the period January 12, 1998 through
March 31, 1998............................  7.29(7)           566         2.40(8)          7.13(7)(8)
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998.. 18.66            4,317         2.40             7.31
For the fiscal year ended March 31, 1997.. 32.97            2,583         2.40             7.59
For the period July 26, 1995 through
March 31, 1996............................ 25.45(7)           202         2.40(7)(8  )     8.72(7)(8)
------------------------------------------------------------------------------
                                          INCREASE/(DECREASE)
                                          REFLECTED IN
                                          EXPENSE RATIOS AND NET
                                          INVESTMENT INCOME
                                          DUE TO WAIVERS AND     PORTFOLIO
                                          RELATED REIMBURSEMENTS TURNOVER RATE
------------------------------------------------------------------------------
Emerging Markets Debt Portfolio(1)
Class A
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..      1.01%                128.91%
For the fiscal year ended March 31, 1997..      0.80                 223.41
For the fiscal year ended March 31, 1996..      1.18                 266.46
For the fiscal year ended March 31, 1995..      0.53                  35.01
Class B
For the fiscal year ended March 31, 1999..
For the period January 12, 1998 through
March 31, 1998............................      2.25(7)(8)           128.91
Class C
For the fiscal year ended March 31, 1999..
For the fiscal year ended March 31, 1998..      1.05                 128.91
For the fiscal year ended March 31, 1997..      0.64                 223.41
For the period July 26, 1995 through
March 31, 1996............................      3.42(7)(8)           266.46

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commenced investment operations on May 3, 1993: Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commenced investment operations on April 5, 1995: Class B and C shares commenced its initial public offering on February 2, 1998 and April 5, 1995, respectively.
(3) Commenced investment operations on January 2, 1998.
(4) Reflects waivers and related reimbursements.
(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For the Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) Total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the initial public offerings.
(8) Annualized.

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

        . To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                    PFPC Inc.
                    Attention:  The Bear Stearns Funds
                    P.O. Box 8960
                    Wilmington, Delaware 19899-8960
                    Telephone:  1-800-447-1139 or 1-800-766-4111

        .       You may obtain copies of the SAI or financial reports
             . for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares
             . for a fee by calling or writing the Public Reference Room of the Securities Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009 (1-800-SEC-0330)
             . for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.
                     ------------------

You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at http://www.bearstearns.com.
                      --------------------------

Investment Company Act File No. 811-8798

The                             Income Portfolio
Bear Stearns                    High Yield Total Return Portfolio
Funds                           Emerging Markets Debt Portfolio


575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
-----------
Bear, Stearns & Co. Inc.
575 Lexington Avenue
New York, NY 10022

Investment Adviser
------------------
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
-------------
Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

Custodian
---------
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
------------------
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
-------
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

Independent Auditors
--------------------
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

                   T H E   B E A R   S T E A R N S  F U N D S
  5 7 5  L E X I N G T O N   A V E N U E   N E W  Y O R K,  N Y  1 0 0 2 2
                          1 - 8 0 0 - 4 4 7 - 1 1 3 9




                             The Bear Stearns Funds

                               Fixed Income Funds

                       .  Income Portfolio
                       .  High Yield Total Return Portfolio
                       .  Emerging Markets Debt Portfolio


                                Class Y Shares

                                  PROSPECTUS



                                 _______, 1999




This Prospectus provides important information about each Portfolio that you should know before investing. Please read it carefully and keep it for future reference.

            The Securities and Exchange Commission has not approved
             any Portfolio's shares as an investment or determined
                whether this Prospectus is accurate or complete.
             Anyone who tells you otherwise is committing a crime.

  Each Portfolio described in this Prospectus is a series of The Bear Stearns Funds, a registered open-end management investment company (the "Trust").

Table of Contents

RISK/RETURN SUMMARIES

     Income Portfolio

     High Yield Total Return Portfolio

     Emerging Markets Debt Portfolio

INVESTMENTS

RISK FACTORS

MANAGEMENT OF THE PORTFOLIOS

     Investment Adviser

     Portfolio Management Team

HOW THE PORTFOLIOS VALUE THEIR SHARES

INVESTING IN THE PORTFOLIOS

     Investment Requirements

     How to Buy Shares

     How to Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

It is important to keep in mind that mutual fund shares are:

    . not deposits or obligations of any bank

    . not insured by the FDIC

    . subject to investment risk, including possible loss of the amount invested

INCOME PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

High current income consistent with preservation of capital.

Principal Strategies

Under normal market conditions, the Income Portfolio invests at least 75% of its total assets in investment-grade, U.S. dollar-denominated fixed-income securities issued by U.S. and foreign companies and governments or their political subdivisions, agencies or instrumentalities. The Income Portfolio may invest in:

    .  Bonds, debentures and notes

    . Money market instruments (including bank obligations, commercial paper, other short-term corporate debt, and repurchase agreements)

    . Mortgage-related securities (including interest-only and principal-only stripped securities)

    .  Asset-backed securities

    .  Convertible debt obligations

    .  Municipal obligations (up to 25% of assets)

The Income Portfolio seeks to equal or exceed the performance of the Salomon Smith Barney Broad Investment Grade Bond Index (the "Salomon BIG Index"), a market-capitalization weighted index that includes U.S. Treasury, Government-sponsored, mortgage and investment-grade corporate fixed-income securities maturing in one year or more and having a minimum of $50 million in debt outstanding at the time of inclusion in the Index. As of March 31, 1999, the weighted average maturity of securities in the Salomon BIG Index was approximately eight and one-half years with an average duration of approximately four and one-half years. The Income Portfolio usually invests in a portfolio of securities with a dollar-weighted average maturity ranging from four to thirteen years and a duration between 65% and 135% of that of the Salomon BIG Index.

The Income Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options), and options on securities and financial indices.

Quality

 .  Investment-Grade Securities.  The Income Portfolio must invest at least 75%
   ---------------------------
of its net assets in investment-grade securities, that is, they must be rated no lower than Baa by Moody's Investors Service ("Moody's"), BBB by Standard & Poor's ("S&P"), or the equivalent by other nationally recognized statistical ratings organizations ("NRSROs"), or, if unrated, deemed to be comparable by Bear Stearns Asset Management Inc., each Portfolio's investment adviser ("BSAM" or the "Adviser").

 .  Below-Investment-Grade Securities ("Junk Bonds").  The Income Portfolio may
   ------------------------------------------------
invest up to 25% of its net assets in securities that are rated no lower than B by Moody's or S&P, or the equivalent by any other NRSRO, or, if unrated, deemed to be comparable by the Adviser. These securities may be considered speculative and subject to higher risk of default than investment-grade securities.

 .  Short-Term Obligations.  The Income Portfolio may invest in short-term fixed-
   ----------------------
income obligations that are rated in the two highest rating categories by Moody's, S&P, Fitch Investors Service or Duff & Phelps.

See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the Statement of Additional Information ("SAI").

Principal Risks

The Income Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the Income Portfolio's net asset value, yield and/or total return:

    . The rate of inflation increases and interest rates may rise, causing the Income Portfolio's securities to decline in value

    . A particular strategy may not produce the intended result or is not executed effectively

    .  An issuer's credit quality may be downgraded

    . Below-investment-grade securities are more likely to decline in value due to defaults or bankruptcies than investment-grade securities

    . The Income Portfolio may have to reinvest interest or sale proceeds at lower rates

    .  The average life of a mortgage-related security may change

    . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

    . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

Who may want to invest in the Income Portfolio

The Income Portfolio may be appropriate for investors who:

    .  seek relatively high current income

    .  want to diversify an equity portfolio

    .  are willing to accept share price and dividend fluctuations

The Income Portfolio may not be appropriate for investors who:
                         ---

    . are not willing to take any risk that they may lose money on their investment

    . want potential growth over time

PERFORMANCE

The bar chart and table below show the risks of investing in the Income Portfolio by showing changes in the performance of its Class Y shares as of December 31, 1998 from year to year since inception. The table shows how the Income Portfolio's average annual total return for one year and since the date of inception compared to the Salomon BIG Index, a broad-based unmanaged index that represents the general performance of fixed income securities. The table also compares the Income Portfolio's performance to that of the Lipper A-Rated Corporate Bond Index, a measure of the performance of the 30 largest fixed income mutual funds that invest in debt rated no lower than A. The figures shown assume reinvestment of dividends and distributions.

The performance information presented below largely reflects management of the Income Portfolio's investments to maximize total return, rather than to generate high current income, the Income Portfolio's present investment objective. The Income Portfolio adopted its current investment objective on October 16, 1998. The performance information presented below may have been different if the Income Portfolio's investments were managed to realize high current income.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1995:  ___.__% (1)
1996:  ___.__%
1997:  ___.__%
1998:  ___.__% (2)

(1) Commenced investment operations on September 8, 1995. Return is not annualized.
(2) The Income Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 1998)          1 Year       Since Inception*
--------------------------------------------------------------------------------
Income Portfolio - Class Y                         ___.__%         ___.__%
Salomon BIG Index                                  ___.__%         ___.__%
Lipper A-Rated Corporate Bond Index                ___.__%         ___.__%

--------------------------------------------------------------------------------
* Class Y shares commenced operations on September 8, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Portfolio.

-----------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)*                                       Class Y
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)          None
-----------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                                                  None
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                                             None
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of offering price)                      None
--------------------------------------------------------------------------------------------------------
*  A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

The Annual Portfolio Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the Income Portfolio. The Income Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

------------------------------------------------------------------
                                                     Class Y
                                                     -------
------------------------------------------------------------------
Management Fees                                       0.45%
Distribution (12b-1) Fees                             0.00%
Other Expenses                                       .    %
                                                     -------
Total Portfolio Operating Expenses                   __.__%
Fee Waiver and Expense Reimbursement                (  . )%
                                                     -------
Net Expenses (1)                                      0.45%
                                                     =======
------------------------------------------------------------------
(1) The expenses shown are based on historical expenses of the Income Portfolio adjusted to reflect current expenses. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the Income Portfolio's net expenses do not exceed the amount indicated above.

Example

This Example illustrates the cost of investing in the Income Portfolio over various time periods. It is intended to help you compare the cost of investing in the Income Portfolio with the cost of investing in other mutual funds. The Example assumes that:

    .   you invest $10,000 in the Income Portfolio

    .   your investment returns 5% each year

    .   the Income Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

--------------------------------------------------------------------------------
                1 Year        3 Years          5 Years               10 Years
--------------------------------------------------------------------------------
Class Y         $_______      $_______         $_______              $_______

--------------------------------------------------------------------------------
If you do not sell your shares at the end of each period --
          ---

--------------------------------------------------------------------------------
                1 Year        3 Years          5 Years               10 Years
--------------------------------------------------------------------------------
Class Y         $_______      $_______         $_______              $_______

--------------------------------------------------------------------------------
* This Example assumes that net portfolio operating expenses will equal 0.45% until March 31, 2000 and thereafter will equal __.___%.

HIGH YIELD TOTAL RETURN PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

Total return through high current income and capital appreciation.

Principal Strategies

The High Yield Total Return Portfolio (the "High Yield Portfolio") will invest in high yield securities and issuers that the Adviser believes to be positioned for gradual or substantial credit improvement through a process that

    . uses Bear Stearns' "High Yield Query System" to screen more than 2,000 issuers for companies that meet initial investment criteria

    . identifies positive catalysts affecting the issuer's financial condition that may lead to price appreciation

    . includes communicating with senior management to assess its commitment to improving credit quality

    . identifies securities whose issuers have above-average prospects for superior returns

Under normal market conditions, the High Yield Portfolio will invest at least 80% of its total assets in high yield fixed-income securities (as defined below), including domestic and foreign debt securities, convertible securities and preferred stocks.

Within this 80% category, the High Yield Portfolio may invest in the following securities (up to the stated percentage of its total assets):

    .  25% in foreign securities

    .  25% in zero-coupon securities, pay-in-kind bonds or discount obligations

    .  20% in distressed securities

    .  20% in mortgage-related securities

    .  15% in loans and participations

    .  10% in convertible securities

The High Yield Portfolio may invest the remaining 20% of its total assets in any other securities consistent with its objective, including higher-rated fixed-income securities, common stocks and other equity securities.

Generally, the High Yield Portfolio's average weighted maturity will range from three to twelve years.

The High Yield Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options) and options on securities and financial indices.

Quality

    . "High yield fixed-income securities" ("junk bonds") are those securities that are rated Ba or lower by Moody's, or BB or lower by S&P or comparably rated by any other NRSRO, or unrated securities that the Adviser determines to be comparable. Securities rated in this category are considered speculative and subject to higher risk of default than higher-rated securities.

    . The High Yield Portfolio may invest up to 10%, and will normally hold no more than 25% (as a result of market movements or downgrades), of its assets in bonds rated below "Caa" by Moody's or "CCC" by S&P and comparable unrated bonds. High yield securities in this category are highly speculative and may be in default of principal and/or interest payments at the time of purchase.

See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the SAI.

Principal Risks

The High Yield Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the High Yield Portfolio's net asset value, yield and/or total return:

    . High yield securities may decline in value due to defaults or bankruptcies

    . Portfolio investments that are already in default when acquired may experience further market value declines or become worthless

    . The rate of inflation increases and interest rates may rise, causing the High Yield Portfolio's securities to decline in value

    . A particular strategy may not produce the intended result or may not be executed effectively

    .  An issuer's credit quality may be downgraded

    . The High Yield Portfolio may have to reinvest interest or sale proceeds at lower rates

    .  The average life of a mortgage-related security may change

    . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and the risks that a foreign government may take over assets

    . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

Who may want to invest in the High Yield Portfolio

The High Yield Portfolio may be appropriate for investors who:

    .  seek high current income coupled with investment growth

    . are willing to accept the greater risks associated with high yield issues in exchange for their higher yield and total return potential when compared to higher-rated corporate and U.S. Government bonds

The High Yield Portfolio may not be appropriate for investors who:
                             ---

    . are seeking a market-timing vehicle

    . are not willing to take any risk that they may lose money on their investment

    . seek stability of the value of their investment


PERFORMANCE

Class Y shares of the High Yield Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the High Yield Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998 since inception. The table shows how the High Yield Portfolio's average annual total return for one year and since the date of inception compared to the Credit Suisse First Boston High Yield Bond Index, a broad-based unmanaged index that represents the general performance of high yield fixed income securities. The table also compares the High Yield Portfolio's performance to that of the Lipper High Yield Bond Fund Index, a measure of the performance of high yield fixed income mutual funds. The figures shown assume reinvestment of dividends and distributions. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of the Class Y shares.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1998:  ___.__% (1) (2)

(1) Class A shares commenced operations on January 2, 1998. Return is not annualized.
(2) The High Yield Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 1998)                  1 Year      Since
                                                                     Inception*
--------------------------------------------------------------------------------
High Yield Portfolio - Class A                             ___.__%      ___.__%

Credit Suisse First Boston High Yield Bond Index           ___.__%      ___.__%

Lipper High Yield Bond Fund Index                          ___.__%      ___.__%
--------------------------------------------------------------------------------
*  Class A commenced operations on January 2, 1998.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Portfolio.

----------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)*
----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)           None
----------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                                                   None
----------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                                              None
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of offering price)                       None
----------------------------------------------------------------------------------------------------
*  A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

The Annual Portfolio Operating Expenses table below illustrates the net operating expenses that you will incur as a shareholder of the High Yield Portfolio. The High Yield Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

------------------------------------------------------------------
                                                     Class Y
                                                     -------
------------------------------------------------------------------
Management Fees                                        0.60%
Distribution (12b-1) Fees                              0.00%
Other Expenses                                          .  %
                                                      ------
Total Portfolio Operating Expenses                    __.__%
Fee Waiver and Expense Reimbursement                 (  . )%
                                                      -----
Net Expenses (1)                                       0.65%
                                                      =====
------------------------------------------------------------------
(1) The expenses shown are based on estimated expenses of Class Y shares of the High Yield Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the High Yield Portfolio's net expenses do not exceed the amount indicated above.

Example

This Example illustrates the cost of investing in the High Yield Portfolio over various time periods. It is intended to help you compare the cost of investing in the High Yield Portfolio with the cost of investing in other mutual funds. The Example assumes that:

    .    you invest $10,000 in the High Yield Portfolio
    .    your investment returns 5% each year
    .    the High Yield Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

--------------------------------------------------------------------------------
              1 Year           3 Years        5 Years               10 Years
--------------------------------------------------------------------------------
Class Y       $_______         $_______       $_______              $_______

--------------------------------------------------------------------------------

If you do not sell your shares at the end of each period --
          ---

--------------------------------------------------------------------------------
              1 Year           3 Years        5 Years               10 Years
--------------------------------------------------------------------------------
Class Y       $_______         $_______       $_______              $_______

--------------------------------------------------------------------------------
* This Example assumes that net portfolio operating expenses will equal 0.65% until March 31, 2000 and thereafter will equal __.___%.

EMERGING MARKETS DEBT PORTFOLIO

RISK/RETURN SUMMARY

Investment Objective

High current income by investing primarily in Debt Obligations (as defined below) of issuers located in Emerging Countries (as defined below). The Emerging Markets Debt Portfolio's secondary objective is capital appreciation.

Principal Strategies

Under normal market conditions, the Emerging Markets Debt Portfolio ("Emerging Markets Portfolio") will invest at least 80% of its total assets in Debt Obligations of issuers in Emerging Countries. "Debt Obligations" include fixed or floating rate bonds, notes, debentures, commercial paper, loans, Brady bonds, and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks, commercial banks or private issuers, including repurchase agreements with respect to obligations of governments or central banks. Debt Obligations also include preferred stock and convertible securities, which have characteristics of both debt and equity investments. Under normal market conditions, the Emerging Markets Portfolio may invest up to 10% of its total assets in convertible securities.

The Emerging Markets Portfolio's investments in Debt Obligations may have stated maturities ranging from overnight to 30 years.

"Emerging Countries" include any country that is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation or the United Nations and its authorities. An issuer is considered to be located in an Emerging Country if it (i) derives 50% or more of its total revenues from either goods produced, sales made or services performed in Emerging Countries, or (ii) is organized under the laws of, and with a principal office in, an Emerging Country. The Emerging Markets Portfolio intends to focus its investments in Asia, Eastern Europe, Latin America and Africa. Countries that are not considered Emerging Countries include Australia, Austria, Belgium,
         ---
Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States.

In selecting investments for the Emerging Markets Portfolio, the Adviser will emphasize investments in countries that are making the most progress toward sustainable economic growth with lower inflation.

The Emerging Markets Portfolio

    . will invest at least 70% of its total assets in at least three Emerging Countries

    .  may invest up to 40% of its total assets in any one country

    .  may invest up to 20% of its total assets in loans and participations

    .  may invest at least 30% of its total assets in Central and Latin America

    .  may invest up to 20% of its total assets in issuers that are not
                                                                    ---
       considered to be in Emerging Countries

The Emerging Markets Portfolio may, but is not required to, use derivatives to reduce risk and enhance return, including futures contracts and related options (including interest rate futures contracts and related options), options on securities, financial indices and currencies, and forward currency exchange contracts.

Currency.  The Emerging Markets Portfolio primarily invests in a combination of
(a) high-yield U.S. dollar-denominated instruments and (b) local currency instruments in Emerging Countries where the relationship between interest rates and anticipated foreign exchange movements relative to the U.S. dollar are expected to result in a high dollar rate of return. In addition to current income, the Emerging Markets Portfolio also seeks capital appreciation from interest rate and currency exchange fluctuations and improving credit quality.

The Emerging Markets Portfolio will invest at least 70% of its total assets in U.S. dollar-denominated instruments. The Emerging Markets Portfolio may invest up to 30% of its assets in Debt Obligations denominated in local currencies, although the Emerging Markets Portfolio expects that it will not invest more than 20% of its assets in Debt Obligations denominated in the currency of any one country.

Quality. The Emerging Markets Portfolio may invest in Debt Obligations that the Adviser determines to be suitable investments notwithstanding any credit ratings that may be assigned to such securities. All of the Emerging Markets Portfolio's assets may be invested in Debt Obligations that are unrated or below investment grade. The Emerging Markets Portfolio may purchase non-performing securities and some of these securities may be comparable to securities rated as low as the lowest credit ratings of an NRSRO. See "Risk Factors - Risks of debt securities" in this Prospectus and the Appendix to the SAI.

Principal Risks

The Emerging Markets Portfolio is subject to the following principal risks, more fully described in "Risk Factors." All or some of these risks may adversely affect the Emerging Markets Portfolio's net asset value, yield and/or total return:

    . Foreign securities issued in Emerging Countries generally experience less liquidity and more volatility because the securities markets in these countries have less trading volume and fewer participants than established markets

    . Inefficient settlement procedures in Emerging Countries may cause the Emerging Markets Portfolio to miss investment opportunities or be exposed to liability for failure to deliver securities

    . The Emerging Markets Portfolio may experiences losses from improper trading activities in Emerging Countries that are subject to less government regulation than in the United States

    . Foreign securities may experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates, and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities

    . The rate of inflation increases and interest rates may rise, causing the Emerging Markets Portfolio's securities to decline in value

    . A particular strategy may not produce the intended result or may not be executed effectively

    . The Emerging Markets Portfolio may have to reinvest interest or sale proceeds at lower rates

    . Hedges created by using derivative instruments, including futures or options contracts, may not respond to economic or market conditions as expected

    . Computer systems in Emerging Countries may experience greater difficulty in processing Year 2000 data than systems in other countries, resulting in delays in the payment of interest or principal

In addition, the Emerging Markets Portfolio is a non-diversified mutual fund. As a non-diversified fund, the Emerging Markets Portfolio may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

Who may want to invest in the Emerging Markets Portfolio

The Emerging Markets Portfolio may be appropriate for investors who:

    .  seek high current income

    . want to add an emerging markets fixed income component to an existing portfolio

    . are willing to accept the relatively greater price volatility of investments in these markets in exchange for their potentially higher returns compared to other fixed income investments

The Emerging Markets Portfolio may not be appropriate for investors who:
                                   ---

    . are not willing to accept the risks associated with foreign securities markets or currency fluctuation

    .  are investing for the short term or need current income

    . are not willing to take any risk that they may lose money on their investment

    .  want a diversified portfolio

    .  seek stability of the value of their investment

PERFORMANCE

Class Y shares of the Emerging Markets Portfolio have not yet commenced operations. The bar chart and table below show the risks of investing in the Emerging Markets Portfolio by showing changes in the performance of its Class A shares as of December 31, 1998 from year to year since inception. The table shows how the Emerging Markets Portfolio's average annual total return for one year and since the date of inception compared to the Salomon Smith Barney Emerging Markets Debt Mutual Fund Index, a broad measure of emerging market debt mutual fund performance. The figures shown assume reinvestment of dividends and distributions. The returns for Class Y shares offered by this Prospectus will differ from the return for the Class A shares shown on the bar chart, depending on the expenses of the Class Y shares.

Each of the Portfolios is a series of the Trust, a series-type registered investment company. Prior to __________ ___, 1999, the Emerging Markets Portfolio was a series of Bear Stearns Investment Trust, another registered investment company advised by BSAM. The performance information below reflects the performance of the Emerging Markets Portfolio during the time that it was a series of Bear Stearns Investment Trust and BSAM served as its investment adviser.

***Past performance is not necessarily an indication of future results.***

Bar Chart

1995:  ___.__% (1)
1996:  ___.__%
1997:  ___.__%
1998:  ___.__% (2)

(1) Return is not annualized. The Emerging Markets Portfolio's performance prior to May 4, 1995 is not shown because it was managed by an investment adviser other than BSAM, its current investment adviser, for the period from inception (May 3, 1993) to May 4, 1995.
(2) The Emerging Markets Portfolio's year-to-date return as of June 30, 1999 was ___.__%.

During the period shown in the bar chart, the highest quarterly return was XX% (for the quarter ended ____ 19__) and the lowest quarterly return was YY% (for the quarter ended _____19 __).

--------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ended December 31, 1998)           1 Year      Since Inception*
--------------------------------------------------------------------------------

Emerging Markets Portfolio - Class A                ___.__%         ___.__%
--------------------------------------------------------------------------------

Salomon Smith Barney Emerging Markets Debt Mutual
Fund Index                                          ___.__%         ___.__%
--------------------------------------------------------------------------------
* The Adviser began managing Class A shares on May 4, 1995.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Portfolio.

--------------------------------------------------------------------------------------------------------
Shareholder Fees (paid directly from your investment)*                                        Class Y
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)            None
--------------------------------------------------------------------------------------------------------
Sales charge imposed on reinvested dividends                                                    None
--------------------------------------------------------------------------------------------------------
Redemption fees and exchange fees                                                               None
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of offering price)                        None
--------------------------------------------------------------------------------------------------------
*  A broker or agent may charge additional fees on the purchase, sale or exchange of Portfolio shares.

The Annual Portfolio Operating Expenses table below illustrates the operating expenses that you will incur as a shareholder of the Emerging Markets Portfolio. The Emerging Markets Portfolio pays these expenses from its assets.

Annual Portfolio Operating Expenses

-------------------------------------------------------------------
                                                     Class Y
                                                     -------
-------------------------------------------------------------------
Management Fees (1)                                   1.00%
Distribution (12b-1) Fees                             0.00%
Other Expenses                                         .  %
                                                      ----
Total Portfolio Operating Expenses                    _.__%
Fee Waiver and Expense Reimbursement                (  . )%
                                                    ---------
Net Expenses (2)                                      0.90%
                                                     ======
-------------------------------------------------------------------

(1) Management fees are based on the Emerging Markets Portfolio's average daily net assets at an annual rate of 1.00% charged on assets up to $50 million, 0.85% charged on assets between $50 million and $100 million and 0.55% charged on assets above $100 million.
(2) The expenses shown are based on estimated expenses of the Emerging Markets Portfolio for the fiscal year ending March 31, 2000. The Adviser has agreed to waive its fee and/or reimburse certain expenses until at least March 31, 2000 so that the Emerging Markets Portfolio's net expenses do not exceed the amount indicated above.

Example

This Example illustrates the cost of investing in the Emerging Markets Portfolio over various time periods. It is intended to help you compare the cost of investing in the Emerging Markets Portfolio with the cost of investing in other mutual funds. The Example assumes that:

    .    you invest $10,000 in the Emerging Markets Portfolio
    .    your investment returns 5% each year
    .    the Emerging Markets Portfolio's operating expenses remain the same*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you sell your shares at the end of each period --

--------------------------------------------------------------------------------
               1 Year               3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Class Y        $_______              $_______       $_______       $_______

--------------------------------------------------------------------------------
If you do not sell your shares at the end of each period --
          ---

--------------------------------------------------------------------------------
              1 Year               3 Years          5 Years        10 Years
--------------------------------------------------------------------------------
Class Y       $_______              $_______        $_______       $_______

--------------------------------------------------------------------------------
* This Example assumes that net portfolio operating expenses will equal 1.40% until March 31, 2000 and thereafter will equal __.___%.

INVESTMENTS

Principal Investment Strategies

Income Portfolio

The Income Portfolio seeks to identify and respond to phases in the business cycle -- expansion, topping out, recession and downturn -- and to shift among market sectors, maturities and relative credit quality to achieve its objective, taking into account the volatility and risk associated with investing in longer-term fixed-income securities and, to a lesser extent, with investing in below-investment-grade securities.

The Income Portfolio evaluates a security's duration, which measures the average time in which a security will receive the present value of all interest and principal payments as opposed to its term to maturity, which measures only the time until final payment is due and does not take into account the security's cash flows over time, including the effect of prepayments and interest rate changes. The Adviser may, for example, increase the average duration of the Income Portfolio's holdings when interest rates are declining and decrease the average duration when interest rates are increasing.

High Yield Portfolio

Securities offering high current yield are generally issued by (1) rapidly growing companies incurring debt to fund plant expansion or pay for acquisitions and (2) large, well-known, highly leveraged companies. These securities are also generally rated in the medium-to-lower quality categories by the NRSROs. The Adviser evaluates an issuer's financial history and condition, prospects and management and will not rely principally on the ratings assigned by NRSROs, although the Adviser does consider such ratings.

The High Yield Portfolio seeks capital appreciation by investing in securities that it expects will benefit from declines in long-term interest rates or improvements in an issuer's business or prospects.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to identify investment opportunities in Emerging Countries that are positioning themselves for sustainable economic growth with low inflation. These countries typically show signs of improving economic and political fundamentals, such as the appointment or election of reform-minded governments, tighter monetary and fiscal policies, privatization of state-controlled industries, and reform of social security and civil service systems.

The Emerging Markets Portfolio will attempt to maximize returns by adjusting the portfolio in response to numerous factors affecting Debt Obligations, including political and economic developments and changes in credit quality and exchange rates. Investing in floating rate and short-to-intermediate term securities may enable the Emerging Markets Portfolio to maximize returns in different interest rate environments. In addition, the ability to invest in fixed rate securities with maturities of up to 30 years may allow the Emerging Markets Portfolio to take advantage of changes in prevailing interest rates.

Investments

This table summarizes the investments, described below, that each Portfolio may use to achieve its investment objective.

                                      Income               High Yield          Emerging Markets
                                     Portfolio              Portfolio              Portfolio

Asset-backed securities                 X                       X                       X
--------------------------------------------------------------------------------------------------
Brady bonds                                                     X                       X
--------------------------------------------------------------------------------------------------
Convertible securities                  X                       X                       X
--------------------------------------------------------------------------------------------------
Discount securities                     X                       X                       X
--------------------------------------------------------------------------------------------------
Distressed securities                                           X                       X
--------------------------------------------------------------------------------------------------
Equity securities                                               X                       X
--------------------------------------------------------------------------------------------------
Indexed securities                                              X                       X
--------------------------------------------------------------------------------------------------
Loans                                                           X                       X
--------------------------------------------------------------------------------------------------
Mortgage-related securities             X                       X                       X
--------------------------------------------------------------------------------------------------
Municipal obligations                   X
--------------------------------------------------------------------------------------------------
Repurchase agreements                   X                       X                       X
--------------------------------------------------------------------------------------------------
When-issued securities and              X                       X                       X
 forward commitments
--------------------------------------------------------------------------------------------------

    . Asset-backed securities have a structure that is similar to mortgage-related securities (see below). The collateral for these securities includes home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables.

    . Brady bonds are debt securities issued in an exchange of outstanding commercial bank loans to public and private entities in Emerging Countries in connection with sovereign debt restructurings, under a plan introduced by former U.S. Treasury Secretary Nicholas Brady.

    . Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for common stock. Convertible securities are characterized by (1) higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) less price fluctuation than the underlying stock since they have fixed income characteristics, and (3) potential for capital appreciation if the market price of the underlying stock increases.

    . Discount securities. Zero-coupon securities, which pay no cash income, are fixed income securities that are sold at substantial discounts from their face value. They include pay-in-kind bonds, which pay all or a portion of their interest in the form of debt or equity securities. Zero-coupon securities, pay-in-kind bonds and debt securities acquired at a discount are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

    . Distressed securities are debt or equity securities of financially troubled or bankrupt companies that the Adviser believes to be undervalued relative to their long-term potential for growth.

    . Equity securities include foreign and domestic common or preferred stocks, rights and warrants, and convertible or exchangeable debt securities or preferred stock. To the extent a Portfolio invests in equity securities, the Portfolio's overall yield may diminish.

    . Indexed securities are investments whose value is indexed to that of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically are debt securities or deposits whose face value or coupon rate is determined by reference to a specific instrument or statistic.

    . Loans are arranged through private negotiations between a foreign entity and one or more financial institutions. A Portfolio will usually invest in loans through participations, in which the lending institution sells its right to receive principal and interest payments that it receives from the borrower.

    . Mortgage-related securities represent interests in pools of mortgage loans made by lenders like savings and loan institutions, mortgage bankers, commercial banks and others.

    . Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities also include industrial development bonds issued by or on behalf of public authorities.

    . Repurchase agreements are a type of secured lending and typically involve the acquisition of debt securities from a financial institution, such as a bank, savings and loan association or broker-dealer, which then agrees to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The difference between the purchase and resale prices generally reflects the market interest rate for the term of the agreement.

    . When-issued securities and forward commitments. When-issued transactions arise when securities are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield. In a forward commitment transaction, a buyer agrees to purchase securities for a fixed price at a future date beyond customary settlement time. A purchaser may enter into offsetting contracts for the forward sale of other securities that it owns.

Other Investment Strategies

[***Each Portfolio may invest defensively or hedge investments to protect against a downturn.***]

    . Temporary Defensive Measures. From time to time, during unfavorable market conditions, the Adviser may invest "defensively." This means a Portfolio may make temporary investments that are not consistent with its investment objective and principal strategies. Engaging in temporary defensive measures may reduce the benefit from any upswing in the market and may cause a Portfolio to fail to meet its investment objective.

       For temporary defensive purposes, each Portfolio may hold cash (U.S. dollars) and may invest all of its assets in high-quality fixed-income securities or U.S. or foreign money market instruments.

       For cash management, each Portfolio temporarily may hold cash (U.S. dollars) and may invest all of its assets in high-quality U.S. or foreign money market instruments.

       For temporary defensive purposes or cash management, the Emerging Markets Portfolio may hold foreign currencies or multinational currency units.

    . Portfolio Turnover. The Adviser may trade actively to achieve a Portfolio's goals. High yield and emerging country markets are especially volatile and may result in more frequent trading. This may result in higher capital gains distributions, which would increase your tax liability. Frequent trading may also increase a Portfolio's costs, lessening its performance over time.

    . Securities Lending. Each Portfolio may lend a portion of its securities to financial institutions, which will generate income for the Portfolio. The Income and High Yield Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of the Adviser, as securities lending agent, for which CTC receives a transaction fee.

The SAI describes each Portfolio's investment strategies in more detail.

RISK FACTORS

As with all mutual funds, investing in the Portfolios involves certain risks. There is no guarantee that a Portfolio will meet its investment objective. You can lose money by investing in a Portfolio if you sell your shares after it declines in value below your original cost. There is never any assurance that a Portfolio will perform as it has in the past.

The Portfolios may use various investment techniques, some of which involve greater amounts of risk than others. You will find a detailed discussion of these investment techniques in the SAI. To reduce risk, the Portfolios are subject to certain limitations and restrictions on their investments, which are also described in the SAI.

Each Portfolio is subject to the following principal risks, except as noted.

General risks

    . Market risk is the risk that the market value of a security may go up or down, sometimes rapidly. These fluctuations may cause the security to be worth less than it was at the time it was acquired. Market risk may involve a single security, a particular sector, or the entire economy.

    . Manager risk is the risk that the portfolio managers' investment strategy may not produce the intended results. Manager risk also involves the possibility that the portfolio managers fail to execute an investment strategy effectively.

    . Year 2000 risk. Like all mutual funds, a Portfolio could be adversely affected if the computer systems used by its service providers, including shareholder servicing agents, are unable to recognize dates after 1999. Each Portfolio's service providers have been actively updating their systems to be able to process Year 2000 data. There can be no assurance, however, that these steps will be adequate to avoid a temporary service disruption or other adverse impact on the Portfolios. In addition, an issuer's failure to process accurately Year 2000 data may cause that issuer's securities to decline in value or delay the payment of interest to a Portfolio. The risk of computer failure may be greater with respect to investments in foreign countries, which may lack the expertise or resources to adequately address those issues.

Risks of debt securities

    . Interest rate risk. The value of a debt security typically changes in the opposite direction from a change in interest rates. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Generally, the longer the maturity of a security, the more sensitive it is to changes in interest rates.

    . Inflation risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities.

    . Reinvestment risk is the risk that when interest rates are declining, a Portfolio will have to reinvest interest income or prepayments on a security at lower interest rates. In a declining interest rate environment, lower reinvestment rates and price gains resulting from lower interest rates will offset each other to some extent.

    . Credit (or default) risk is the risk that the issuer of a debt security will be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as S&P, Fitch, or Moody's.

    . Below-investment-grade securities ("junk bonds") may be more susceptible to real or perceived adverse economic conditions, less liquid, and more difficult to evaluate than higher-rated securities. The market for these securities has relatively few participants, mostly institutional investors, and low trading volume. A Portfolio may have difficulty selling particular high yield securities at a fair price and obtaining accurate valuations in order to calculate its net asset value.

Risks of hedging or leverage transactions

    . Correlation risk. Futures and options contracts can be used in an effort to hedge against risk. Generally, an effective hedge generates an offset to gains or losses of other investments made by a Portfolio. Correlation risk is the risk that a hedge created using futures or options contracts (or any derivative, for that matter) does not, in fact, respond to economic or market conditions in the manner the portfolio manager expected. In such a case, the futures or options contract hedge may not generate gains sufficient to offset losses and may actually generate losses.

    . Leverage risk is the risk associated with those techniques in which a relatively small amount of money invested - through borrowing or futures trading, for example - puts a much larger amount of money at risk. Using derivatives for hedging may involve leverage. If a portfolio manager does not execute the strategy properly, or the market does not move as anticipated, losses may substantially exceed the amount of the original investment. A Portfolio's use of derivatives for asset substitution may also involve leverage.

    . Derivatives risk is the risk that the derivatives that a Portfolio invests in do not achieve the intended result. If a hedge works properly, the gains produced will offset losses on the securities hedged. Hedging also may reduce gains because a Portfolio may forgo "upside" potential.

Risks of foreign securities

    . Foreign issuer risk. Compared to U.S. and Canadian companies, less information is generally available to the public about foreign companies. Foreign stock exchanges, brokers, and listed companies may be subject to less regulation and supervision by foreign governments or other agencies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices used by U.S. issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. All of these factors can make foreign investments, especially those in Emerging Countries, more volatile than U.S. investments.

    . Currency risk (Emerging Markets Portfolio only). Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses. On January 1, 1999 participating nations in the European Economic and Monetary Union introduced a single currency, the euro. This action may present unique uncertainties for securities denominated in currencies that will become components of the euro. Political and economic risks, along with other factors, such as the introduction of the euro, could adversely affect the value of the Emerging Markets Portfolio's securities.

    . Emerging markets risk (Emerging Markets Portfolio only). Emerging Country economies often compare unfavorably with the United States economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain Emerging Countries have experienced and continue to experience high rates of inflation, sharply eroding the value of their financial assets. An emergency may arise where trading of Emerging Country securities may cease or may be severely limited or where an Emerging Country governmental or corporate issuer defaults on its obligations.

      The governments of certain Emerging Countries impose restrictions or controls that may limit or preclude the Emerging Markets Portfolio's investment in certain securities. The Emerging Markets Portfolio may need governmental approval for the repatriation of investment income, capital or sales proceeds. An Emerging Country government may impose temporary restrictions on capital flows.

Risks of mortgage-related securities (Income and High Yield Portfolios only)

    . Prepayment risk. Prepayments of principal on mortgage-related securities affect the average life of a pool of mortgage-related securities. The level of interest rates and other factors may affect the frequency of mortgage prepayments. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool of mortgage-related securities. Prepayment risk is the risk that, because prepayments generally occur when interest rates are falling, a Portfolio may have to reinvest the proceeds from prepayments at lower interest rates.

    . Extension risk is the risk that the rate of anticipated prepayments of principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the weighted average maturity of a security may be extended past what was anticipated. The market value of securities with longer maturities tends to be more volatile.

Risks of equity securities (High Yield and Emerging Markets Portfolios only)

    . Equity risk is the risk that a security's value will fluctuate in response to events affecting an issuer's profitability or viability. Unlike debt securities, which have preference to a company's earnings and cash flow in case of liquidation, equity securities benefit from a company's earnings and cash flow only after the company meets its other obligations. For example, a company must pay interest on its bonds before it pays stock dividends to shareholders, and bondholders have preference to the company's assets in the event of bankruptcy.

Risks of distressed securities (High Yield and Emerging Markets Porfolios only)

    . Distressed securities include securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings. Securities of financially troubled issuers are less liquid and more volatile than securities of companies not experiencing financial difficulties. A Portfolio may own a significant portion of a company's distressed securities. As a result, the Portfolio may participate actively in the affairs of the company, which may subject the Portfolio to litigation risks or prevent the Portfolio from selling the securities.

MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., is the investment adviser of the Portfolios. The Adviser is located at 575 Lexington Avenue, New York, New York 10022. The Bear Stearns Companies Inc. is a holding company which, through its subsidiaries including its principal subsidiary, Bear, Stearns & Co. Inc., is a leading United States investment banking, securities trading and brokerage firm serving United States and foreign corporations, governments and institutional and individual investors. The Adviser is a registered investment adviser and offers, either directly or through affiliates, investment advisory and administrative services to open-end and closed-end investment funds and other managed pooled investment vehicles with net assets at ________ __, 1999 of over $X.X billion. The Adviser is also a registered broker-dealer.

The Adviser supervises and assists in the overall management of the affairs of the Trust, subject to oversight by the Trust's Board of Trustees.

For the fiscal year ended March 31, 1999, the Adviser received management fees based on a percentage of the average daily net assets of each Portfolio, after waivers, as shown in the following table.

Income Portfolio                                                 _____%
High Yield Portfolio                                             _____%
Emerging Markets Portfolio                                       _____%

Portfolio Management Team

The Adviser uses a team approach to manage each Portfolio. The members of each team together are primarily responsible for the day-to-day management of each Portfolio's investments. No single individual is responsible for managing a Portfolio. Each team consists of portfolio managers, assistant portfolio managers and analysts performing as a dynamic unit to manage the assets of each Portfolio.

HOW THE PORTFOLIOS VALUE THEIR SHARES

[The net asset value (NAV), multiplied by the number of Portfolio shares you own, gives you the value of your investment.]

Each Portfolio calculates its share price, called its net asset value ("NAV"), each business day as of the close of the New York Stock Exchange, Inc. (the "NYSE"), which is normally at 4:00 p.m. Eastern Time. You may buy, sell or exchange shares on any business day at the NAV that is calculated after you place your order. A business day is a day on which the NYSE is open for trading or any day in which enough trading has occurred in the securities held by a Portfolio to affect the NAV materially.

Portfolio securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Portfolios do not price their shares. In this case, the NAV of a Portfolio's shares may change on days when you are not able to buy or sell shares.

The Portfolios value their investments based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board of Trustees. The NAV for each Class is calculated by adding up the total value of the relevant Portfolio's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Class.

NAV =  Total Assets Less Liabilities
       -----------------------------
       Number of Shares Outstanding

You can request each Portfolio's current NAV by calling 1-800-447-1139.

INVESTING IN THE PORTFOLIOS

This section provides information to assist you in buying and selling shares of the Portfolios. Please read the entire Prospectus carefully before buying Class Y shares of a Portfolio.

How to Buy Shares

The minimum initial investment is $3,000,000; there is no minimum for subsequent investments. You may buy Class Y shares of a Portfolio through your account representative at a broker-dealer with whom the Distributor has entered into a sales agreement (an "Authorized Dealer") or the Transfer Agent by wire only.

To buy Class Y shares of a Portfolio by Federal Reserve wire, call the Transfer Agent at 1-800-447-1139 or call your account representative.

If you do not wire Federal Funds, you must have the wire converted into Federal Funds, which usually takes one business day after receipt of a bank wire. The Transfer Agent will not process your investment until it receives Federal Funds.

The following procedure will help assure prompt receipt of your Federal Funds wire:

A. Call the Transfer Agent at 1-800-447-1139 and provide the following information:

     Your name
     Address
     Telephone number
     Taxpayer ID number
     The amount being wired
     The identity of the bank wiring funds

     The Transfer Agent will then provide you with a Portfolio account number. (If you already have an account, you must also notify the Portfolio before wiring funds.)

B.  Instruct your bank to wire the specified amount to the Portfolio as follows:

     PNC Bank, N.A.
     ABA #031000053
     Credit Account Number:  #86-1030-3398
     From:  [your name]
     Account Number:  [your Portfolio account number]
     For Purchase of ______________________ Portfolio
     Amount:  [amount to be invested]

You may open an account when placing an initial order by telephone, provided you then submit an Account Information Form by mail. An Account Information Form is included with this Prospectus. The

Transfer Agent will not process your investment until it receives a fully completed and signed Account Information Form.

The Trust and the Transfer Agent each reserve the right to reject any purchase order for any reason.

How To Sell Shares

    . You may sell shares on any business day through the Distributor, Authorized Dealers or the Transfer Agent.

    . When the Trust receives your redemption requests in proper form, it will sell your shares at the next determined net asset value.

    . The Trust will wire payment proceeds generally within seven days after it receives your redemption request.

Redemption Procedures

Redemption Through the Distributor or Authorized Dealers

Method of Redemption                            Instructions

 .  In person              .  Visit your account representative.

                          . Specify the name of the Portfolio, Class of shares and the number or dollar amount of shares that you wish to sell.

 .  By telephone           .  Call your account executive.

                          . Specify the name of the Portfolio and the dollar amount of shares that you wish to sell.

 .  By mail                .  Mail your redemption request to your account
                             representative.

                          . Specify the name of the Portfolio and the dollar amount of shares that you wish to sell.

 .  By wire                .  Submit wiring instructions to your account
                             representative.

                          . Specify the name of the Portfolio and dollar amount of shares that you wish to sell.

Redemption Through the Transfer Agent

 .  By mail                .  Mail your redemption request to:

                                    PFPC Inc.
                                    Attention:  The Bear Stearns Funds
                                    [Name of the Portfolio]
                                    P.O. Box 8960
                                    Wilmington, Delaware  19899-8960

 .  By telephone          .  Call the Transfer Agent at 1-800-447-1139.

                         . Specify the name of the Portfolio and dollar amount of shares that you wish to sell.

Additional Information About Redemptions

    . Wiring redemption proceeds. Upon request, the Trust will wire your proceeds ($500 minimum) to your brokerage account or a designated commercial bank account. There is a transaction fee of $7.50 for this service. Please call your account representative for information on how to wire funds to your brokerage account. Or, if you do not have a brokerage account, call the Transfer Agent to wire funds to your bank account.

    . Signature guarantees. If your redemption proceeds exceed $50,000, or if you instruct the Trust to send the proceeds to someone other than the record owner at the record address, or if you are a corporation, partnership, trust or fiduciary, your signature must be guaranteed by any eligible guarantor institution. Call the Transfer Agent at 1-800-447-1139 for information about obtaining a signature guarantee.

    . Telephone policies. You may authorize the Transfer Agent to accept telephone instructions. If you do, the Transfer Agent will accept instructions from people who it believes are authorized to act on your behalf. The Transfer Agent will use reasonable procedures (such as requesting personal identification) to ensure that the caller is properly authorized. Neither the Portfolio nor the Transfer Agent will be liable for losses for following instructions reasonably believed to be genuine.

    . Redemption by mail may cause a delay. During times of extreme economic or market conditions, you may experience difficulty in contacting your account representative by telephone to request a redemption of shares. If this occurs, please consider using the other redemption procedures described in this Prospectus. Alternative procedures may take longer to sell your shares.

    . Automatic redemption; redemption in kind. If the value of your account falls below $500,000 (for reasons other than changes in market conditions), the Trust may automatically liquidate your account and send you the proceeds. The Trust will send you a notice at least 60 days before doing this. The Trust also reserves the right to redeem your shares "in kind." For example, if you sell a large number of shares and the Portfolio is unable to sell securities to raise cash, the Trust may send you a combination of cash and a share of actual portfolio securities. Call the Transfer Agent for details.

    . Suspension of the Right of Redemption. A Portfolio may suspend your right to redeem your shares under any of the following circumstances:

          . during non-routine closings of the NYSE

          . when the Securities and Exchange Commission ("SEC") determines that
            (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Portfolio's securities

          . when the SEC orders a suspension to protect the Portfolio's shareholders

DIVIDENDS, DISTRIBUTIONS AND TAXES

[***If you buy shares of a Portfolio shortly before it declares a dividend or a distribution, a portion of your investment in the Portfolio may be returned to you in the form of a taxable distribution.***]

Distributions

The Portfolios pass along your share of their investment earnings in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. As with any investment, you should consider the tax consequences of an investment in a Portfolio.

Ordinarily, each Portfolio declares daily and pays dividends from its net investment income monthly on or about the twentieth of the month. The Portfolios will distribute short-term capital gains, as necessary, and normally will pay any long-term capital gains once a year.

You can receive dividends or distributions in one of the following ways:

    . Reinvestment. You can automatically reinvest your dividends and distributions in additional shares of your Portfolio. If you do not indicate another choice on your Account Application, you will receive your distributions this way.

    . Cash. The Trust will send you a check no later than seven days after the payable date.

    . Partial reinvestment. The Trust will automatically reinvest your dividends in additional shares of your Portfolio and pay your capital gain distributions to you in cash. Or, the Trust will automatically reinvest your capital gain distributions and send you your dividends in cash.

    . Directed dividends. You can automatically reinvest your dividends and distributions in the same class of shares of another Portfolio. See the description of this option in the "Shareholder Services" section above.

    . Direct deposit. In most cases, you can automatically transfer dividends and distributions to your bank checking or savings account. Under normal circumstances, the Transfer Agent will transfer the funds within seven days of the payment date. To receive dividends and distributions this way, the name on your bank account must be the same as the registration on your Portfolio account.

You may choose your distribution method on your original Account Application. If you would like to change the option you selected, please call your account representative or the Transfer Agent at 1-800-447-1139.

Taxes

Each Portfolio intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. It is important for you to be aware of the following information about the tax treatment of your investment.

    . Ordinary dividends from a Portfolio are taxable as ordinary income;
      dividends from a Portfolio's long-term capital gains are taxable as capital gain.

    . Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

    . Dividends from the Portfolios that are attributable to interest on certain
      U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. Government obligations will be provided on the tax statements you receive from a Portfolio.

    . Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

    . The Trust will mail you tax statements every January showing the amounts and tax status of distributions you received.

    . When you sell (redeem) or exchange shares of a Portfolio, you must recognize any gain or loss.

    . Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

    . You should review the more detailed discussion of federal income tax considerations in the SAI.

The Trust provides this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Portfolio.

ADDITIONAL INFORMATION

Performance

Financial publications, such as Business Week, Forbes, Money or SmartMoney, may compare a Portfolio's performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare a Portfolio's performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services, such as Lipper Inc.

Shareholder Communications

The Trust may eliminate duplicate mailings of Portfolio materials to shareholders who reside at the same address.

Financial Highlights - Income Portfolio

The financial highlights table is intended to help you understand the financial performance of the Income Portfolio since its inception. This information reflects financial results for a single share of the Income Portfolio. The total returns in the table represent the rate at which an investor would have gained or lost on an investment in the Income Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by _________ whose report, along with the Income Portfolio's financial statements, are included in the Income Portfolio's annual report, which is available by calling the Trust at 1-800-____-_____. Class Y shares of the High Yield Portfolio and the Emerging Markets Portfolio have not yet commenced operations.


                                                                                                              FOR THE PERIOD
                                                               FOR THE FISCAL FOR THE FISCAL FOR THE FISCAL SEPTEMBER 8, 1995
                                                                 YEAR ENDED     YEAR ENDED     YEAR ENDED      THROUGH
                                                               MARCH 31, 1999 MARCH 31, 1998 MARCH 31, 1997 MARCH 31, 1996
                                                               -------------- -------------- -------------- -----------------
                                                                  CLASS Y        CLASS Y        CLASS Y        CLASS Y
                                                               -------------- -------------- -------------- -----------------
Income Portfolio(1)
Per Share Operating Performance*
Net asset value, beginning of period.........................                       $ 12.03         $12.26         $12.35
                                                               -------------- -------------- -------------- -----------------
Net investment income(2).....................................                          0.80           0.77           0.41
Net realized and unrealized gain/(loss) on investments(3)....                          0.36          (0.20)         (0.05)
                                                               -------------- -------------- -------------- -----------------
Dividends and distributions to shareholders from
Net investment income........................................                         (0.80)         (0.77)         (0.41)
Net realized capital gains...................................                         (0.02)         (0.03)         (0.04)
                                                               -------------- -------------- -------------- -----------------
                                                                                      (0.82)         (0.80)         (0.45)
                                                               -------------- -------------- -------------- -----------------
Net asset value, end of period...............................                        $12.37         $12.03         $12.26
                                                               ============== ============== ============== =================
Total investment return(4)...................................                          9.81%          4.77%          2.92%
                                                               ============== ============== ============== =================
Ratios/Supplemental Data
Net assets, end of period (000's omitted)....................                       $4,339        $13,486        $12,199
Ratio of expenses to average net assets(2)...................                         0.45%          0.45%          0.45%(5)
Ratio of net investment income to average net assets(2)......                         6.39%          6.34%          5.93%(5)
Increase/(Decrease) reflected in above expense ratios and net
investment income due to waivers and related reimbursements..                         1.78%          1.73%          2.89%(5)
Portfolio turnover rate......................................                       244.78%        262.95%        107.35%

-----
 * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Class Y shares commenced its initial public offering on September 8, 1995.
(2) Reflects waivers and related reimbursements.
(3) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.
(4) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, If any. Total investment return is not annualized.
(5) Annualized.

Statement of Additional Information. The Statement of Additional Information ("SAI") provides a more complete discussion of several of the matters contained in this Prospectus and is incorporated by reference, which means that it is legally a part of this Prospectus as if it were included here.

Annual and Semi-Annual Reports. The annual and semi-annual reports to shareholders contain additional information about each Portfolio's investments, including a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

    . To obtain a free copy of the SAI and the current annual or semi-annual reports or to make any other inquiries about a Portfolio, you may call or write:

                    PFPC Inc.
                    Attention:  The Bear Stearns Funds
                    P.O. Box 8960
                    Wilmington, Delaware 19899-8960
                    Telephone:  1-800-447-1139 or 1-800-766-4111


    . You may obtain copies of the SAI or financial reports

    . for free by calling or writing broker-dealers or other financial intermediaries that sell a Portfolio's shares

    . for a fee by calling or writing the Public Reference Room of the Securities Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-6009 (1-800-SEC-0330)

    . for free by visiting the SEC's Worldwide Web site at http://www.sec.gov.
                                                           ------------------

You may also obtain a copy of a Portfolio's prospectus from the Bear Stearns Worldwide Web site at http://www.bearstearns.com.
                      --------------------------

Investment Company Act File No. 811-8798

The                                  Income Portfolio
Bear Stearns                         High Yield Total Return Portfolio
Funds                                Emerging Markets Debt Portfolio

575 Lexington Avenue
New York, NY 10022
1-800-766-4111

Distributor
-----------
Bear, Stearns & Co. Inc.
575 Lexington Avenue
New York, NY 10022

Investment Adviser
------------------
Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, NY 10022

Administrator
-------------
Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

Custodian
---------
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

Transfer & Dividend
Disbursement Agent
------------------
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

Counsel
-------
Kramer Levin Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

Independent Auditors
--------------------
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

                             THE BEAR STEARNS FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

Prime Money Market Portfolio                             Large Cap Value Portfolio
Income Portfolio                                         Small Cap Value Portfolio
High Yield Total Return Portfolio                        Focus List Portfolio
Emerging Markets Debt Portfolio                          Balanced Portfolio
S&P STARS Portfolio                                      International Equity Portfolio
The Insiders Select Fund

                  CLASS A, CLASS B, CLASS C AND CLASS Y SHARES

                             ___________ ___, 1999

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current relevant prospectus (the "Prospectus") dated ______ ___, 1999 of The Bear Stearns Funds (the "Trust"), as each may be revised from time to time, offering shares of the portfolios listed above (each, a "Portfolio"). To obtain a free copy of such Prospectus, please write to the Trust at PFPC Inc. ("PFPC"), Attention: [Name of Portfolio], P.O. Box 8960, Wilmington, Delaware 19899-8960; call the Trust at 1-800-447-1139 or call Bear, Stearns & Co. Inc. ("Bear Stearns") at 1-800-766-4111.

          Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly owned subsidiary of The Bear Stearns Companies Inc., serves as each Portfolio's investment adviser.

          Bear Stearns Funds Management Inc. ("BSFM"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., is the administrator of the Portfolios.

          Bear Stearns, an affiliate of BSAM, serves as distributor of each Portfolio's shares.

                               TABLE OF CONTENTS

                                                                        Page

Investment Policies                                                     B-__
Management of the Trust                                                 B-__
Management Arrangements                                                 B-__
Purchase and Redemption of Shares                                       B-__
Determination of Net Asset Value                                        B-__
Taxes                                                                   B-__
Dividends -- Money Market Portfolio                                     B-__
Portfolio Transactions                                                  B-__
Performance Information                                                 B-__
Code of Ethics                                                          B-__
Information About the Trust                                             B-__
Custodian[s], Transfer and Dividend Disbursing Agent,
Counsel and Independent Auditors                                        B-__
Financial Statements                                                    B-__
Appendix                                                                B-__

          Each of the Portfolios described in this Statement of Additional Information (the "SAI"), other than the Prime Money Market Portfolio (the "Money Market Portfolio"), currently offers Class A, Class B, Class C and Class Y Shares. The Money Market Portfolio currently offers only Class Y Shares. The Portfolios, other than the Money Market Portfolio, may be categorized as follows:

          Fixed Income Portfolios
          ------------------------

               Income Portfolio
               High Yield Total Return Portfolio ("High Yield Portfolio") Emerging Markets Debt Portfolio ("Emerging Markets Portfolio")

          Equity Portfolios:
          -------------------

               S&P STARS Portfolio ("STARS Portfolio")
               The Insiders Select Fund ("Insiders Fund")
               Large Cap Value Portfolio ("Large Cap Portfolio")
               Small Cap Value Portfolio ("Small Cap Portfolio")
               Focus List Portfolio
               Balanced Portfolio
               International Equity Portfolio ("International Portfolio")

          The investment objectives and principal investment policies of each Portfolio are described in the Prospectus. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority of such Portfolio's outstanding voting shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). A Portfolio's investment objective may not be achieved. The following Portfolios are non-diversified: the STARS Portfolio, the Insiders Fund, the Focus List Portfolio and the Emerging Markets Portfolio. The other Portfolios are diversified. See "Investments and Management Policies -- Management Policies -- Non-Diversified Status."

                      INVESTMENTS AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Risk/Return Summary," "Investments" and "Risk Factors."

Portfolio Securities

          Instruments in which the Portfolios can invest.  The following tables
          ----------------------------------------------
show some of securities and investment techniques that the Portfolios may use in achieving their investment objectives. Unless otherwise stated, the indicated percentage relates to a Portfolio's total assets that may be committed to the stated investment.


                       Asset
                      Backed                          Currency      Convertible      Custodial      Distressed
                     Securities       Borrowing        Swaps        Securities       Receipts       Securities
---------------------------------------------------------------------------------------------------------------
Money Market                               33 1/3%
---------------------------------------------------------------------------------------------------------------
Income               Can Invest            33 1/3%     Can Invest    No limit
---------------------------------------------------------------------------------------------------------------
High Yield           5%                    33 1/3%     5% (net)      15%                            20%
                                                       (hedging
                                                       and total
                                                       return)
---------------------------------------------------------------------------------------------------------------
Emerging Markets     Can Invest            15%                                                      Can Invest
---------------------------------------------------------------------------------------------------------------
STARS                                      33 1/3%
---------------------------------------------------------------------------------------------------------------
Insiders Fund                              33 1/3%                   Can Invest
---------------------------------------------------------------------------------------------------------------
Large Cap                                  33 1/3%     Can Invest    Can Invest
---------------------------------------------------------------------------------------------------------------
Small Cap                                  33 1/3%     Can Invest    Can Invest
---------------------------------------------------------------------------------------------------------------
Focus List                                 33 1/3%
---------------------------------------------------------------------------------------------------------------
Balanced             10%                   33 1/3%     5% (net)      40 to 60%       5% (net)
                                                       (hedging
                                                       and total
                                                       return)
---------------------------------------------------------------------------------------------------------------
International        Can Invest            33 1/3%                   Can Invest      5% (net)
---------------------------------------------------------------------------------------------------------------


                                        Futures
                                          and
                       Foreign          related        Illiquid         Loans and
                     Securities         Options       Securities     Participations      Lending
--------------------------------------------------------------------------------------------------
Money Market            Can Invest                   10%
--------------------------------------------------------------------------------------------------
Income                  Can Invest      Can Invest   15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
High Yield              25%             Can Invest   15% (net)                15%           30%
--------------------------------------------------------------------------------------------------
Emerging Markets                        Can Invest   15% (net)                20%           33 1/3%
--------------------------------------------------------------------------------------------------
STARS                   No limit                     15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
Insiders Fund                           Can Invest   15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
Large Cap               10%             Can Invest   15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
Small Cap               10%             Can Invest   15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
Focus List              Can Invest      Can Invest   15% (net)
--------------------------------------------------------------------------------------------------
Balanced                5% (net)                     15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------
International           No limit        Can Invest   15% (net)                              33 1/3%
--------------------------------------------------------------------------------------------------


                       Mortgage                      Purchasing
                       Related        Municipal     Covered Puts      Structured
                      Securities        Bonds         and Calls       Securities
---------------------------------------------------------------------------------
Money Market
---------------------------------------------------------------------------------
Income                  Can Invest       25%            20% (net)
---------------------------------------------------------------------------------
High Yield              20%               5% (net)      20% (net)
---------------------------------------------------------------------------------
Emerging Markets        Can Invest                      20% (net)      Can Invest
---------------------------------------------------------------------------------
STARS                                                    5%
---------------------------------------------------------------------------------
Insiders Fund                                            5%
---------------------------------------------------------------------------------
Large Cap                                                5%
---------------------------------------------------------------------------------
Small Cap                                                5%
---------------------------------------------------------------------------------
Focus List                                               5%
---------------------------------------------------------------------------------
Balanced                                  5% (net)       5%             5% (net)
---------------------------------------------------------------------------------
International           Can Invest                       5%
---------------------------------------------------------------------------------

                                                                                    Zero Coupon,
                                                  When-Issued and      Writing     Pay-in-Kind and
                                                      Forward       Covered Puts       Discount
                    Trade Claims       Warrants     Commitments       and Calls       Securities
---------------------------------------------------------------------------------------------------
Money Market                                             25%
---------------------------------------------------------------------------------------------------
Income                                                   33 1/3%        20% (net)      Can Invest
---------------------------------------------------------------------------------------------------
High Yield             Can Invest                        33 1/3%        20% (net)          25%
---------------------------------------------------------------------------------------------------
Emerging Markets       Can Invest                        Can Invest     20% (net)      Can Invest
                                                         (up to 10% in
                                                         when, as and
                                                         if issued
                                                         securities)
---------------------------------------------------------------------------------------------------
STARS                                  5% (net)          33 1/3%        20% (net)
---------------------------------------------------------------------------------------------------
Insiders Fund                                            33 1/3%        20% (net)
---------------------------------------------------------------------------------------------------
Large Cap                                                33 1/3%        20% (net)
---------------------------------------------------------------------------------------------------
Small Cap                                                33 1/3%        20% (net)
---------------------------------------------------------------------------------------------------
Focus List                                               33 1/3%        20% (net)
---------------------------------------------------------------------------------------------------
Balanced                               5% (net)          33 1/3%        20% (net)      Can Invest
---------------------------------------------------------------------------------------------------
International                          5% (net)          20%            20% (net)      Can Invest
---------------------------------------------------------------------------------------------------

          Balanced Portfolio.  In addition to the instruments listed in the
          ------------------
tables above, the Balanced Portfolio may invest in the following:

  .  Inverse floating rate notes               [arrow]  5% of net assets

  .  Mortgage dollar rolls                     [arrow]  20% of total assets

  .  Real estate investment trusts ("REITs")   [arrow]  10% of total assets


          Asset-Backed Securities.  Asset-backed securities represent
          -----------------------
participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

          Like mortgage-related securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Portfolio invests in asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

          Asset-backed securities present certain additional risks that are not presented by mortgage-related securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.
If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

          Any asset-backed securities held by the Money Market Portfolio must comply with the portfolio maturity and quality requirements contained in Rule 2a-7 under the 1940 Act. The Portfolio will monitor the performance of these investments and will not acquire any such securities unless rated in the highest rating category by at least two nationally-recognized statistical rating organizations ("NRSROs").

          Bank Obligations.  Domestic commercial banks organized under federal
          ----------------
law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). State banking authorities supervise and examine domestic banks organized under state law. State banks are members of the Federal Reserve System only if they elect to join. In addition, a Portfolio may acquire state bank-issued certificates of deposit ("CDs") that are insured by the FDIC (although such insurance may not be of material benefit, depending on the principal amount of the CDs of each bank that is held) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks generally must, among other things, maintain specified levels of reserves, limit the amounts they loan to a single borrower and comply with other regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

          In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority, by depositing assets with a designated bank within the state; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BSAM carefully evaluates such investments on a case-by-case basis.

          Bank Debt.  Bank debt includes interests in loans to companies or
          ---------
their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans that provide temporary or "bridge" financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions, including banks ("Lenders"). These investments take the form of participations in loans ("Participations") or of assignments of all or a portion of loans from third parties ("Assignments").

          Participations differ both from public and private debt securities and from Assignments. In Participations, an investor has a contractual relationship only with the Lender, not with the borrower. As a result, the investor has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the investor may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the investor assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, an investor may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the investor acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

          Participations and Assignments otherwise bear risks common to other debt securities, including nonpayment of principal and interest by the borrower, impairment of loan collateral, lack of liquidity. The market for such instruments is not liquid and only a limited number of institutional investors participate in it. The lack of a liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on an investor's ability to dispose of particular Assignments or Participations in response to a specific event, such as deterioration in the creditworthiness of the borrower. In addition to the creditworthiness of the borrower, an investor's ability to receive payment of principal and interest is also dependent on the creditworthiness of any institution (i.e., the Lender) interposed between the investor and the borrower.

          Brady Bonds.  Debt obligations commonly known as "Brady Bonds" are
          -----------
created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds have been issued in connection with the restructuring of the bank loans, for example, of the governments of Mexico, Venezuela and Argentina.

          As a consequence of substantial volatility in commodity prices and a dramatic increase in interest rates in the early 1980s, many emerging market countries defaulted on syndicated bank loans made during the 1970s and early 1980s. Much of the debt owed by governments to commercial banks was subsequently restructured, involving the exchange of outstanding bank indebtedness for Brady Bonds. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. As a pre-condition to issuing Brady Bonds, debtor nations are generally required to agree to monetary and fiscal reform measures prescribed by the World Bank or the International Monetary Fund, including. liberalization of trade and foreign investments, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs are designed to improve the debtor country's ability to service its external obligations and promote its growth and development.

          Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations with the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative.

          Commercial Paper and Other Short-Term Corporate Obligations.  Variable
          -----------------------------------------------------------
rate demand notes include variable amount master demand notes, which are obligations that permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. As mutually agreed between the parties, a Portfolio may increase the amount under the notes at any time up to the full amount provided by the note agreement, or decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, BSAM will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria that the Trust's Board of Trustees (the "Board") has established.

          Convertible Securities.  Convertible securities include debt
          ----------------------
securities and preferred stock that is convertible at a stated exchange rate into the issuer's common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. When the market price of the common stock underlying a convertible security exceeds the conversion price, however, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

          Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The convertible securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investments in non-convertible debt securities. An issuer of a convertible security may call the security at a pre-determined price. If a convertible security held by a Portfolio is called, the Portfolio may permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Convertible debt securities are equity investments for purposes of a Portfolio's investment policies.

          Corporate Debt Obligations.  Corporate debt obligations include
          --------------------------
obligations of industrial, utility and financial issuers. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

          An economic downturn could severely affect the ability of highly leveraged issuers of below-investment-grade securities to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of below-investment-grade bonds will have an adverse effect on a Portfolio's net asset value per share ("NAV") to the extent it invests in such securities. In addition, the Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

          The secondary market for below-investment-grade bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for investment grade securities. This reduced liquidity may have an adverse effect on the ability of the Portfolio to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for below-investment-grade bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Adviser could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of below-investment-grade or comparable unrated securities, under such circumstances, may be less than the prices used in calculating the Portfolio's NAV.

          Since investors generally perceive that there are greater risks associated with the medium-rated and below-investment-grade securities, the yields and prices of such securities may tend to fluctuate more than those for highly rated securities because changes in the perception of these issuers' creditworthiness tend to occur more frequently and in a more pronounced manner.

          Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Portfolio's NAV.

          Medium rated, below-investment-grade and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since these securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A Portfolio may attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

          Custodial Receipts.  Custodial evidence ownership of future interest
          ------------------
payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, instrumentalities, political subdivisions or authorities. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investors Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATs"). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

          Debt Ratings.  Subsequent to its purchase by a Portfolio, a debt issue
          ------------
may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of such securities by a Portfolio, but BSAM will consider such event in determining whether the Portfolio should continue to hold the securities. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") may change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI.

          Below-Investment Grade and Unrated Securities. Debt securities that are unrated or below investment grade are generally considered to have a credit quality rated below investment grade by NRSROs such as Moody's and S&P. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade debt is generally rated "BBB" by S&P or "Baa" or higher by Moody's. Below-investment-grade debt securities (that is, securities rated "Ba1" or lower by Moody's or "BB+" or lower by S&P) are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.
Some of the debt securities held by a Portfolio may be comparable to securities rated as low as "C" by Moody's or "D" by S&P, the lowest ratings assigned by these agencies. These securities are considered to have extremely poor prospects of ever attaining any real investment grade standing, and to have a current identifiable vulnerability to default, and the issuers and/or guarantors of these securities are considered to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

          Below-investment-grade and unrated debt securities generally offer a higher current yield than that available from investment grade issues, but involve greater risk. Below-investment-grade and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below-investment-grade and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaults, a Portfolio may incur additional expenses to seek recovery. A foreign issuer may not be willing or able to repay the principal interest of such obligations and/or when it becomes due, due to factors such as debt service, cash flow situation, the extent of its foreign reserves, and the availability of sufficient foreign exchange on the date a payment is due. The risk of loss due to default by the issuer is significantly greater for the holders of below-investment-grade and unrated debt securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, in recent years some Latin American countries have defaulted on their sovereign debt.

          A Portfolio may have difficulty disposing of certain high yield, high risk securities because there may be a thin trading market for such securities. The secondary trading market for high yield, high risk securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Portfolio's ability to dispose of particular issues when necessary to meet liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

          Below-investment-grade and unrated debt securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio and dividends to shareholders.

          Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below-investment-grade and unrated securities especially in a market characterized by low trading volume. Factors adversely affecting the market value of high yield, high risk securities are likely to adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

          Distressed Securities.  Distressed securities are issued by
          ---------------------
financially troubled or bankrupt companies ("financially troubled issuers") companies whose securities are, in the view of BSAM, currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income ("operationally troubled issuers").

          The securities of financially and operationally troubled issuers may require active monitoring and at times may require BSAM to participate in bankruptcy or reorganization proceedings on behalf of a Portfolio. To the extent that BSAM becomes involved in such proceedings, a Portfolio may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Portfolio to the litigation risks described below. However, no Portfolio invests in the securities of financially or operationally troubled issuers for the purpose of exercising day-to-day management of any issuer's affairs.

          Bankruptcy and Other Proceedings -- Litigation Risks. When a company seeks relief under the Federal Bankruptcy Code (or has a petition filed against it), an automatic stay prevents all entities, including creditors, from foreclosing or taking other actions to enforce claims, perfect liens or reach collateral securing such claims. Creditors who have claims against the company prior to the date of the bankruptcy filing must petition the court to permit them to take any action to protect or enforce their claims or their rights in any collateral. Such creditors may be prohibited from doing so if the court concludes that the value of the property in which the creditor has an interest will be "adequately protected" during the proceedings. If the bankruptcy court's assessment of adequate protection is inaccurate, a creditor's collateral may be wasted without the creditor being afforded the opportunity to preserve it.
Thus, even if an investor holds a secured claim, it may be prevented from collecting the liquidation value of the collateral securing its debt, unless relief from the automatic stay is granted by the court.

          Security interests held by creditors are closely scrutinized and frequently challenged in bankruptcy proceedings and may be invalidated for a variety of reasons. For example, security interests may be set aside because, as a technical matter, they have not been perfected properly under the Uniform Commercial Code or other applicable law. If a security interest is invalidated, the secured creditor loses the value of the collateral and because loss of the secured status causes the claim to be treated as an unsecured claim, the holder of such claim will almost certainly experience a significant loss of its investment. While BSAM will scrutinize any security interests, the security interests may be challenged vigorously and found defective in some respect, or a Portfolio may not be able to prevail against the challenge.

          Debt may be disallowed or subordinated to the claims of other creditors if the creditor is found guilty of certain inequitable conduct resulting in harm to other parties with respect to the affairs of a company filing for protection from creditors under the Federal Bankruptcy Code. Creditors' claims may be treated as equity if they are deemed to be contributions to capital, or if a creditor attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. If a creditor is found to have interfered with the company's affairs to the detriment of other creditors or shareholders, the creditor may be held liable for damages to injured parties. While a Portfolio will attempt to avoid taking the types of action that would lead to equitable subordination or creditor liability, such claims may be asserted and the Portfolio may not be able to defend against them successfully.

          While the challenges to liens and debt described above normally occur in a bankruptcy proceeding, the conditions or conduct that would lead to an attack in a bankruptcy proceeding could in certain circumstances result in actions brought by other creditors of the debtor, shareholders of the debtor or even the debtor itself in other state or federal proceedings. As is the case in a bankruptcy proceeding, such claims may be asserted and a Portfolio may not be able to defend against them successfully. To the extent that a Portfolio assumes an active role in any legal proceeding involving the debtor, the Portfolio may be prevented from disposing of securities issued by the debtor due to the Portfolio's possession of material, non-public information concerning the debtor.

          Emerging Market Country Loans.  Dollar-denominated fixed and floating
          -----------------------------
rate loans may be arranged through private negotiations between one or more financial institutions and an obligor in an emerging market country ("Emerging Country Loans"). In connection with purchasing participations, an investor generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of setoff against the borrower, and an investor may not directly benefit from any collateral supporting the Emerging Country Loan in which it has purchased the participation. As a result, an investor will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an investor may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy. When a Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower of the Emerging Country Loan. However, since assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

          In addition, certain Emerging Country Loans may be or may become subject to agreements to restructure the obligations. These agreements occasionally require the owners of the obligations to contribute additional capital. In such cases, an investor, as a participant, may be required to contribute its pro-rata portion of the funds demanded even though it may have insufficient assets to make such contribution. If this were to occur, a Portfolio could be forced to liquidate loan participations or sub-participations at unfavorable prices to avoid the new money obligations.

          Emerging Market Securities.  The securities markets of certain
          --------------------------
emerging market countries are marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging market countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. In addition, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging markets may also affect a Portfolio's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Transaction costs, including brokerage commissions or dealer mark-ups, in emerging market countries may be higher than in the United States and other developed securities markets. In addition, the securities of non-U.S. issuers generally are not registered with the Securities and Exchange Commission (the "SEC"), and issuers of these securities usually are not subject to its reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.

          Existing laws and regulations of emerging market countries are often inconsistently applied. As legal systems in emerging market countries develop, investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. A Portfolio's ability to enforce its rights against private emerging market country issuers by attaching assets to enforce a judgment may be limited. Bankruptcy, moratorium and other similar laws applicable to private emerging market country issuers may differ substantially from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of its debt obligations, for example, is of considerable importance. In addition, the holders of commercial bank debt may contest payments to the holders of emerging market country debt securities in the event of default under commercial bank loan agreements.

          Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from several of the emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. The Portfolio may be required to establish special custodial or other arrangements before investing in certain emerging market countries.

          Emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means;
(ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection or conflict. Such economic, political and social instability could disrupt the principal financial markets in which a Portfolio may invest and adversely affect the value of its assets.

          The economies of emerging market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging market countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

          A Portfolio's income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See "Taxes."

          Equity Securities.  Equity securities consist of common stocks,
          -----------------
convertible securities and preferred stocks. Preferred stock generally receives dividends before distributions are paid on common stock and ordinarily has a priority claim over common stockholders if the issuer of the stock is liquidated. Domestic and foreign stocks, and ADRs are eligible for inclusion of the Focus List.

          Foreign Government Securities.  Investment in sovereign debt
          -----------------------------
obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and an investor may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatile sovereign debt market prices. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders and the political constraints to which a sovereign debtor may be subject. When an emerging country government defaults on its debt obligations, the investor must pursue any remedies in the courts of the defaulting party itself.

          Certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may be unwilling or unable to make repayments as they become due. Below-investment-grade debt securities are generally unsecured and may be subordinated to the claims of other creditors, resulting in a heightened risk of loss due to default.

          Foreign Securities.  Investing in foreign securities involves certain
          ------------------
special considerations, including those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, a Portfolio's investment in foreign securities may be affected by changes in currency rates and in exchange control regulations and costs incurred in converting among various currencies. A Portfolio may be subject to currency exposure independent of its securities positions.

          Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

          Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the Portfolio's assets are uninvested and no return is earned on such assets. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

          Securities issued by foreign companies, foreign branches of U.S. banks, foreign banks, or other foreign issuers, may take the form of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). An ADR is a negotiable receipt, usually issued by a U.S. bank, that evidences ownership of a specified number of foreign securities on deposit with a U.S. depository and entities the shareholder to all dividends and capital gains of the underlying securities. ADRs are traded on U.S. exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          In the case of sponsored ADRs, the issuer of the underlying foreign security and the depositary enter into a deposit agreement, which sets out the rights and responsibilities of the issuer, the depositary and the ADR holder. Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, thereby ensuring that ADR holders will be able to exercise voting rights through the depositary with respect to deposited securities. In addition, the depositary usually agrees to provide shareholder communications and other information to the ADR holder at the request of the issuer of the deposited securities. In the case of an unsponsored ADR, there is no agreement between the depositary and the issuer and the depositary is usually under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of deposited securities. With regard to unsponsored ADRs, there may be an increased possibility that the Portfolio would not become aware of or be able to respond to corporate actions such as stock splits or rights offerings in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments.

          Illiquid Securities.  Illiquid securities include repurchase
          -------------------
agreements that have a maturity of longer than seven days and other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investor might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investor might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

          Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. BSAM anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. BSAM will monitor the liquidity of such restricted securities subject to the supervision of the Board. In reaching liquidity decisions, BSAM will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of BSAM; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          The SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid securities unless a Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the OTC option. The exercise of such an option would ordinarily involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the securities used as "cover" as liquid.

          Inverse Floating Rate Securities.  The interest rate on leveraged
          --------------------------------
inverse floating rate debt instruments ("inverse floaters") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed . An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio's 15% limitation on investments in such securities.

          Investment in Other Investment Companies.  In accordance with the 1940
          ----------------------------------------
Act, a Portfolio may invest a maximum of up to 10% of the value of its total assets in securities of other investment companies, and the Portfolio may own up to 3% of the total outstanding voting stock of any one investment company. In addition, up to 5% of the value of the Portfolio's total assets may be invested in the securities of any one investment company.

          Mortgage-Related Securities.  Mortgage-related securities are backed
          ---------------------------
by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-related securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Portfolio may purchase mortgage-related securities at a premium or at a discount.

          U.S. Government Agency Securities. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

          U.S. Government Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Mortgage Dollar Rolls. Mortgage "dollar rolls" involve the sale of securities for delivery in the current month and a simultaneous contract with the counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the seller loses the right to receive principal and interest paid on the securities sold. An investor would benefit, however, to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date for the forward purchase. The use of this technique will diminish investment performance unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll. A Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. Successful use of mortgage dollar rolls depends on the Adviser's ability to predict correctly interest rates and mortgage prepayments. For financial reporting and tax purposes, a Portfolio treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. No Portfolio currently intends to enter into mortgage dollar rolls that are accounted for as a financing.

          Municipal Obligations.  Municipal obligations are classified as
          ---------------------
general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately. The Income Portfolio may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible investments.

          Real Estate Investment Trusts ("REITs").  REITs are pooled investment
          ---------------------------------------
vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

          Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

          Repurchase Agreements.  A Portfolio's custodian or sub-custodian will
          ---------------------
have custody of, and will hold in a segregated account, securities that the Portfolio acquire under a repurchase agreement. Repurchase agreements are considered by the SEC to be loans. If the seller defaults, a Portfolio might suffer a loss to the extent the proceeds from the sale of the securities underlying the repurchase agreement are less than the repurchase price. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which each Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. BSAM will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. A Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          Reverse Repurchase Agreements.  A Portfolio may borrow by entering
          -----------------------------
into reverse repurchase agreements, pursuant to which, it would sell portfolio securities to financial institutions, such as banks and broker-dealers, and agree to repurchase them at an agreed upon date, price and interest payment. When effecting reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the custodian. A reverse repurchase agreement involves the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities it must repurchase, which price is fixed at the time the Portfolio enters into such agreement.

          Standby Commitment Agreements.  Standby commitment agreements commit a
          -----------------------------
Portfolio, for a stated period of time, to purchase a stated amount of a fixed income security which may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement a Portfolio receives a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.50% of the aggregate purchase price of the security that the Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to such commitments, together with the value of portfolio securities subject to legal restriction on resale, will not exceed 10% of its assets taken at the time of the acquisition of such commitment or security. A Portfolio will at all times maintain a segregated account with its custodian of cash or liquid securities in U.S. dollars or non-U.S. currencies in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          Securities subject to a standby commitment may not be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Because the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

          Structured Securities.  Structured securities (sometimes referred to
          ---------------------
as hybrid securities or indexed securities) are considered derivative instruments. The value of the principal of and/or interest on structured securities is linked to, or determined by, reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, result in the loss of a Portfolio's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

          Trade Claims.  Trade claims are non-securitized rights of payment
          ------------
arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including (i) the possibility that the amount of the claim may be disputed by the obligor, (ii) the debtor may have a variety of defenses to assert against the claim under the bankruptcy code, (iii) volatile pricing due to a less liquid market, including a small number of brokers for trade claims and a small universe of potential buyers, (iv) the possibility that a Portfolio may be obligated to purchase a trade claim larger than initially anticipated, and (v) the risk of failure of sellers of trade claims to indemnify a Portfolio against loss due to the bankruptcy or insolvency of such sellers. The negotiation and enforcement of rights in connection with trade claims may result in higher legal expenses to a Portfolio, which may reduce return on such investments. It is not unusual for trade claims to be priced at a discount to publicly traded securities that have an equal or lower priority claim. Additionally, trade claims may be treated as non-securities investments. As a result, any gains may be considered "non-qualifying" under the Code.

          Variable and Floating Rate Securities.  The interest rates payable on
          -------------------------------------
certain fixed-income securities in which a Portfolio may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, reasonably can be expected to have a market value that approximate its par value. A floating rate obligation is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, reasonably can be expected to have a market value that approximates its par value. Variable and floating rate obligations provide holders with protection against rises in interest rates, but pay lower yields than fixed rate obligations of the same maturity. Variable rate obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

          Warrants and Stock Purchase Rights.  Warrants or rights (other than
          ----------------------------------
those acquired in units or attached to other securities) entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          When-Issued and Forward Commitments.  A Portfolio may purchase
          -----------------------------------
securities on a when-issued basis or purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or negotiate a commitment after entering into it. A Portfolio may realize a capital gain or loss in connection with these transactions. For purposes of determining a Portfolio's duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. A Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian until three days prior to the settlement date, cash and liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

          The issuance of certain securities depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring ("when, as and if issued securities").
As a result, the period from the trade date to the issuance date may be considerably longer than a typical when-issued trade. Each when-issued transaction specifies a date upon which the commitment to enter into the relevant transaction will terminate if the securities have not been issued on or before such date. In some cases, however, the securities may be issued prior to such termination date, but may not be deliverable until a period of time thereafter. If the anticipated event does not occur and the securities are not issued, a Portfolio would be entitled to receive any funds committed for the purchase, but the Portfolio may have foregone investment opportunities during the term of the commitment.

          Zero Coupon, Pay-In-Kind Or Deferred Payment Securities.  A Portfolio
          -------------------------------------------------------
may invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." A Portfolio accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities.
Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

          Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition, because a Portfolio must distribute income to its shareholders to qualify for pass-through federal tax treatment (including the "phantom income" or the value of the pay-in-kind interest), it may have to dispose of its investments under disadvantageous circumstances to generate the cash, or may have to borrow to satisfy these distributions.

Management Policies

          Options on Securities.  A Portfolio may purchase put and call options
          ---------------------
and write covered put and call options on debt and equity securities, financial indices (including stock indices), U.S. and foreign government debt securities and foreign currencies. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets ("OTC options"), including OTC options with primary U.S. government securities dealers recognized by the Federal Reserve Bank of New York.

          The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). By writing a call option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to deliver the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price. When a Portfolio writes a call option, it loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

          The purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. By writing a put option, a Portfolio becomes obligated during the term of the option, upon exercise of the option, to purchase the securities underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities for more than their current market price.

          The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period.

          A Portfolio may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Portfolio may therefore purchase a put option on other carefully selected securities, the values of which BSAM expects will have a high degree of positive correlation to the values of such portfolio securities. If BSAM's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If BSAM's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Portfolio's investments and therefore the put option may not provide complete protection against a decline in the value of the Portfolio's investments below the level sought to be protected by the put option.

          A Portfolio may similarly wish to hedge against appreciation in the value of securities that it intends to acquire at a time when call options on such securities are not available. The Portfolio may, therefore, purchase call options on other carefully selected securities the values of which BSAM expects will have a high degree of positive correlation to the values of the securities that the Portfolio intends to acquire. In such circumstances, the Portfolio will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Portfolio is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities.

          A Portfolio may write options on securities in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Portfolio's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

          The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the security's purchase price and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

          Prior to being notified of the exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be canceled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an exchange-traded option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra-party with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction.

          When a Portfolio writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the OTC option. While a Portfolio will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Portfolio, the Portfolio may not be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Portfolio is able to effect a closing purchase transaction in a covered OTC call option, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Portfolio may be unable to liquidate an OTC option. See "Illiquid Securities."

          OTC options purchased by a Portfolio will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by a Portfolio will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. See "Illiquid Securities."

          A Portfolio may write only "covered" options. This means that so long as the Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash or other liquid securities, marked-to-market daily, having a value equal to or greater than the exercise price of the option. In the case of a straddle written by a Portfolio, the amount maintained in the segregated account will equal the amount, if any, by which the put is "in-the-money."

          Options on Securities Indices.  A Portfolio also may purchase and
          -----------------------------
write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Portfolio owns or intends to purchase. Through the writing or purchase of index options, a Portfolio can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities will probably not correlate perfectly with movements in the level of an index and, therefore, the Portfolio bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

          When a Portfolio writes an option on a securities index, it will be required to deposit with its custodian, and mark-to-market, eligible securities equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Portfolio writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Portfolio will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

          Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by the Portfolio may expire worthless, in which case the Portfolio would lose the premium paid therefor.

          Risks of Options Transactions.  An exchange-traded option position may
          -----------------------------
be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time, and for some exchange-traded options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its exchange-traded options in order to realize any profit and may incur transaction costs in connection therewith. If a Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

          Reasons for the absence of a liquid secondary market on an exchange include: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange;
(e) inadequacy of the facilities of an exchange or clearinghouse, such as The Options Clearing Corporation (the "O.C.") to handle current trading volume; or
(f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the O.C. as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

          In the event of the bankruptcy of a broker through which a Portfolio engages in options transactions, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by BSAM.

          The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

          Risks of Options on Foreign Currencies.  Options on foreign currencies
          --------------------------------------
involve the currencies of two nations and therefore, developments in either or both countries affect the values of options on foreign currencies. Risks include those described in the Prospectus under "Risk Factors -- Foreign Securities," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

          Futures Contracts and Related Options.  A Portfolio may enter into
          -------------------------------------
futures contracts for the purchase or sale of securities and financial indices and currencies in accordance with the Portfolio's investment objective. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Portfolio is required to deposit cash or securities with a futures commission merchant or in a segregated custodial account representing between approximately 10% to 5% of the contract amount, called "initial margin." Thereafter, the futures contract will be valued daily and the payment in cash of "maintenance" or "variation margin" may be required, resulting in a Portfolio paying or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking-to-market."

          Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be "cash settled." In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a "closing transaction."

          A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these markets. Although a Portfolio generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Portfolio maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell the underlying securities until the option expired or was exercised, or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which a Portfolio had written and which it was unable to close, it would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

          Risks inherent in the use of these strategies include (1) dependence on BSAM's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of futures contracts and options thereon and movement in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Portfolio to sell a portfolio security at a time that otherwise would be favorable for it to do so. In the event it did sell the security and eliminated its "cover," it would have to replace its "cover" with an appropriate futures contract or option or segregate securities with the required value, as described in "Limitations on the Purchase and Sale of Futures Contracts and Related Options -- Segregation Requirements."

          Although futures prices themselves have the potential to be extremely volatile, in the case of any strategy involving futures contracts and options thereon when BSAM's expectations are not met, assuming proper adherence to the segregation requirement, the volatility of the a as a whole should be no greater than if the same strategy had been pursued in the cash market.

          Exchanges on which futures and related options trade may impose limits on the positions that a Portfolio may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which a Portfolio may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

          Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counter party risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, a liquid market may not exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, a Portfolio, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to utilize any profit, and if the Portfolio were the writer of the option, its obligation would not terminate until the option expired or the Portfolio was assigned an exercise notice.

          Limitations on the Purchase and Sale of Futures Contracts and Related
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Options.
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          CFTC Limits. In accordance with Commodity Futures Trading Commission ("CFTC") regulations, a Portfolio is not permitted to purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on existing futures and premiums paid for options on futures exceed 5% of the liquidation value of the Portfolio's total assets (the "5% CFTC limit"). This restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes.

          Segregation Requirements. To the extent a Portfolio enters into futures contracts, the SEC requires it to maintain a segregated asset account with its custodian (or a futures commission merchant) sufficient to cover the Portfolio's obligations with respect to such futures contracts, which will consist of cash and liquid securities marked-to-market daily, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Portfolio with the custodian (or a futures commission merchant) with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

          With respect to options on futures, there are no segregation requirements for options that are purchased and owned by a Portfolio. However, written options, since they involve potential obligations of the Portfolio, may require segregation of its assets if the options are not "covered" as described under "Options on Futures Contracts." If a Portfolio writes a call option that is not "covered," it must segregate and maintain with the custodian (or a futures commission merchant) for the term of the option cash or liquid securities equal to the fluctuating value of the optioned futures. If a Portfolio writes a put option that is not "covered," the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with the custodian or a futures commission merchant) with respect to such option.

          Uses of Futures Contracts.  Futures contracts will be used for bona
          -------------------------
fide hedging, risk management and return enhancement purposes.

          Position Hedging. A Portfolio might sell futures contracts to protect against a decrease in the market value of its securities. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if market values are expected to decline, a Portfolio might sell futures contracts on securities, the values of which historically have correlated closely or are expected to correlate closely to the values of its portfolio securities. Such a sale would have an effect similar to selling an equivalent value of portfolio securities. If market values decrease, the value of a Portfolio's securities will decline, but the value of the futures contracts will increase at approximately an equivalent rate, thereby keeping the Portfolio's NAV from declining as much as it otherwise would have. In the case of debt securities, a Portfolio could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Portfolio to maintain a defensive position without having to sell portfolio securities. If in fact market values rise rather than fall, the value of the futures contract will fall but the value of the securities should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the securities position and correlate precisely with the securities position, there should be no loss or gain with a rise (or fall) in market values. However, if only 50% of the securities position is hedged with futures, then the value of the remaining 50% of the securities position would be subject to change because of market fluctuations. Whether securities positions and futures contracts correlate precisely is a significant risk factor.

          Anticipatory Position Hedging. When a Portfolio expects that market values may decline and it intends to acquire securities, a Portfolio might purchase futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of the securities which a Portfolio subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that would be purchased, a Portfolio could take advantage of the anticipated rise in the cost of the securities without actually buying them.
The Portfolio could therefore make the intended purchases of the securities in the cash market and concurrently liquidate the futures positions.

          Risk Management and Return Enhancement -- Debt Securities. A Portfolio might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

          A Portfolio might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

          Options on Futures Contracts.  A Portfolio may enter into options on
          ----------------------------
futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on commodity and futures exchanges.

          If a Portfolio purchases an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

          Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. The writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is "out of the money" and will not be exercised. A Portfolio, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Portfolio will have a loss in the amount of the balance less the premium it was paid for writing the option.

          When a Portfolio writes a put or call option on futures contracts, the option must either be "covered" or, to the extent not "covered," will be subject to segregation requirements. A Portfolio will be considered "covered" with respect to a call option it writes on a futures contract if the Portfolio owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option. A Portfolio will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option.

          To the extent a Portfolio is not "covered" as described above with respect to written options, it will segregate and maintain with its custodian for the term of the option cash or liquid securities as described under "Limitations of the Purchase and Sale of the Futures Contracts and Related Options -- Segregation Requirements."

          Uses of Options on Futures Contracts.  Options on futures contracts
          ------------------------------------
would be used for bona fide hedging, risk management and return enhancement purposes.

          Position Hedging. A Portfolio may purchase put options on interest rate, currency or other financial index futures contracts to hedge its portfolio against the risk of a decline in the market value of the securities it owns.

          Anticipatory Hedging. A Portfolio may also purchase call options on futures contracts as a hedge against an increase in the value of securities it intends to acquire.

          Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of securities a Portfolio intends to acquire. If the futures price at expiration of the option is above the exercise price, a Portfolio retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the securities the Portfolio intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, a Portfolio would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities it intends to acquire.

          Whether options on futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

          Risk Management and Return Enhancement. Writing a put option that does not relate to securities a Portfolio intends to acquire would be a return enhancement strategy which would result in a loss if market values fall.

          Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call is below the exercise price, a Portfolio would retain the full amount of the option premium, increasing its income. If the futures price when the option is exercised is above the exercise price, however, a Portfolio would sell the underlying securities which were the "cover" for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

          Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the market value of a Portfolio's securities.

          A Portfolio's use of futures contracts and related options may not be successful and it may incur losses in connection with its purchase and sale of future contracts and related options.

          Forward Foreign Currency Exchange Contracts.  A forward foreign
          -------------------------------------------
currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

          At the maturity of a forward contract a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

          When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment. By entering into a forward contract, for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Portfolio may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          Additionally, when BSAM believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If a Portfolio enters into a position hedging transaction, the transaction will be covered by the position being hedged or the custodian will place cash or liquid securities in a segregated account (less the value of the "covering" positions, if any) in an amount equal to the value of the total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will, at all times, equal the amount of the Portfolio's net commitment with respect to the forward contract.

          A Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a Portfolio decides to sell the security and deliver the foreign currency and if the market value of the security is less than the amount of foreign currency that the Portfolio must deliver, then the Portfolio must purchase additional foreign currency on the spot market (and bear any related costs).

          If a Portfolio retains the security and engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, a Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

          A Portfolio's forward foreign currency exchange contract transactions will generally be limited as described above. Of course, the Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities. This method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. In addition, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

          Although a Portfolio values its assets daily in terms of U.S. dollars, it will not actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It may, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange to buy that currency back.

          Currency Swaps, Mortgage Swaps, Index Swaps and Interest Rate Swaps,
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Caps, Floors and Collars.  A Portfolio may enter into currency swaps for both
------------------------
hedging purposes and to seek to increase total return. In addition, a Portfolio may enter into mortgage, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by a Portfolio with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

          A Portfolio will enter into interest rate, mortgage and index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, index and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, index and mortgage swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate, index or mortgage swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable under an interest rate, index or mortgage swap and the entire amount of the payment stream payable by a Portfolio under a currency swap or an interest rate floor, cap or collar is held in a segregated account consisting of cash or liquid assets; BSAM believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions.

          A Portfolio will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by BSAM.

          The use of interest rate, mortgage, index and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If BSAM is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a

Portfolio would be less favorable than it would have been if this investment technique were not used. The SEC currently take the position that swaps, caps, floors and collars are illiquid and thus subject to a Portfolio's 15% limitation on investments in illiquid securities.

          Lending Portfolio Securities.  A Portfolio may lend its portfolio
          ----------------------------
securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Portfolio can increase its income through the investment of the cash collateral. For purposes of this policy, a Portfolio considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the Portfolio's investment standards to be the equivalent of cash. From time to time, a Portfolio may return to the borrower (or a third party that is unaffiliated with such Portfolio) and that is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the lender must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the lender must be able to terminate the loan at any time;
(4) the lender must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the lender may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. The Portfolios have appointed Custodial Trust Company ("CTC"), an affiliate of BSAM, as Lending Agent. CTC receives a transaction fee for its services.

          Non-Diversified Status.  A non-diversified fund, within the meaning of
          ----------------------
the 1940 Act, means that the fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Adviser intends to limit a non-diversified Portfolio's investments, however, in order to qualify as a "regulated investment company" for the purposes of Subchapter M of the Code. See "Taxes." To qualify, a non-diversified Portfolio must comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the value of the Portfolio's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the value of its total assets, not more than 5% of the value of the Portfolio's total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a non-diversified Portfolio assumes large positions in the securities of a small number of issuers, the Portfolio's return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

          Investment Restrictions.  Each Portfolio has adopted certain
          -----------------------
investment restrictions as fundamental policies. These restrictions cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares, as defined in the 1940 Act). Investment restrictions that are not fundamental policies may be changed by vote of a majority of the Trustees at any time. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Restrictions

1.  Concentration

          The Money Market Portfolio and Focus List Portfolio each may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities or in bank instruments issued by domestic banks.

          The Income Portfolio, STARS Portfolio, Insiders Fund, Large Cap Portfolio and Small Cap Portfolio each may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or sponsored enterprises.

          The Emerging Markets Portfolio may not invest more than 25% of the value of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation is not applicable to investments in obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of the Emerging Market Portfolio's Investment Restriction relating to Concentration, as long as the staff of the SEC considers securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organization in the aggregate to be securities of issuers in the same industry, the Portfolio intends to comply with such SEC staff position.

          The High Yield Portfolio, Balanced Portfolio and International Portfolio each may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Government securities.

2.  Diversification

          The Money Market Portfolio may not purchase securities of any one issuer if as a result more than 5% of the value the Portfolio's assets would be invested in the securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% limitation and provided that there is no limitation with respect to investments in U.S. Government securities and domestic bank instruments.

          The Income Portfolio, Large Cap Portfolio and Small Cap Portfolio each may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or sponsored enterprises may be purchased, without regard to any such limitation.

3.  Single Issuer

          The Income Portfolio, Large Cap Portfolio and Small Cap Portfolio each may not hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of the Portfolio's total assets.

4.  Commodities

          The Money Market Portfolio may not purchase or sell commodities contracts, or invest in oil, gas or mineral exploration or development programs or in mineral leases.

          The Emerging Markets Portfolio may not purchase or sell commodities or commodity contracts, except that the Portfolio may (a) purchase and sell futures contracts, including those relating to securities, currencies and indices, and
(b) purchase and sell currencies or securities on a forward commitment or delayed-delivery basis.

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

5.  Real Estate

          The Money Market Portfolio may not purchase or sell real estate or real estate limited partnerships, provided that the Portfolio may purchase securities of issuers which invest in real estate or interests therein.

          The Emerging Markets Portfolio may not purchase, hold or deal in real estate, including limited partnership interests, or oil, gas or other mineral leases, although the Portfolio may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not purchase, hold or deal in real estate, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

6.  Borrowing

          The Money Market Portfolio may not borrow money, except that the Portfolio may (i) borrow money for temporary or emergency purposes from banks or, subject to specific authorization by the SEC, from funds advised by the Adviser to an affiliate of the Adviser, and (ii) engage in reverse repurchase agreements; provided that (i) and (ii) in combination do not exceed one-third of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

          The Emerging Markets Portfolio may not borrow money, except from banks, and only if after such borrowing there is asset coverage of at least 300% for all borrowings of the Portfolio; or mortgage, pledge or hypothecate its assets except in connection with such borrowings. This restriction shall not prevent the Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements and any other transactions constituting borrowing by the Portfolio may not exceed 10% of the Portfolio's total assets. In the event that the asset coverage for the Portfolio's borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security for purposes of the Investment Limitation related to Senior Securities.)

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not borrow money, except to the extent permitted under the 1940 Act. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

7.  Lending

          The Money Market Portfolio may not make loans, except that the Portfolio may (i) purchase or hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements for securities, (iii) subject to specific authorization by the SEC, lend money to other funds advised by the Adviser or an affiliate of the Adviser.

          The Emerging Markets Portfolio may not make loans, except that the Portfolio may (a) purchase and hold debt instruments (including bonds, debentures or other debt instruments or interests therein, government obligations, short-term commercial paper, certificates of deposit and bankers acceptances) in accordance with its investment objectives and policies, (b) invest in emerging country loans, participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities.

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board.

8.  Underwriting

          The Money Market Portfolio may not act as an underwriter of securities, except insofar as the Portfolio may be deemed an underwriter under applicable securities laws in selling portfolio securities.

          The Emerging Markets Portfolio may not underwrite securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act in selling portfolio securities.

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not act as an underwriter of securities of other issuers, except to the extent each Portfolio may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

9.  Senior Securities

          The Money Market Portfolio, High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Portfolio each may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except that (a) each Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) each Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the Investment Restriction related to Borrowing, each Portfolio may borrow money as authorized by the 1940 Act.

          The Income Portfolio, STARS Portfolio, Insiders Fund, Large Cap Portfolio and Small Cap Portfolio each may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

          The Emerging Markets Portfolio may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted in the Investment Restrictions related to Borrowing, Short Sales and Lending; and, in the case of the Investment Restrictions related to Short Sales and Lending, provided the coverage requirements enunciated by the SEC are followed.

10.  Margin

          The Income Portfolio, STARS Portfolio, Large Cap Portfolio, Small Cap Portfolio and Insiders Fund each may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

11.  Unseasoned Issuers

          The STARS Portfolio may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments, in all such companies to exceed 5% of the value of its total assets.

12.  Management or Control

          The STARS Portfolio may not invest in the securities of a company for the purpose of exercising management or control, but it will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Non-Fundamental Restrictions.

1.  Pledging Assets

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

2.  Options

          The Money Market Portfolio may not write or sell puts, calls, straddles, spreads or combinations thereof.

          The Income Portfolio, STARS Portfolio, Insiders Fund, Large Cap Portfolio and Small Cap Portfolio may not purchase, sell or write puts, calls or combinations thereof, except as described in the Prospectus and SAI.

3.  Other Investment Companies

          The Money Market Portfolio may not purchase securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition, or reorganization.

          Each Portfolio, other than the Money Market Portfolio and Emerging Markets Portfolio, may not purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

4.  Unseasoned Issuers

          The Emerging Markets Portfolio may not invest more than 10% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation.

          The Insiders Fund and the Large Cap Portfolio each may not purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Portfolio's investments in all such companies to exceed 5% of the value of its total assets.

5.  Management or Control

          The Emerging Market Portfolio may not make investments for the purpose of exercising control or management. Investments by the Portfolio in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          The Large Cap Portfolio, Small Cap Portfolio and Insiders Fund each may not invest in the securities of a company for the purpose of exercising management or control, but each Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

6.  Illiquid Securities

          The Money Market Portfolio may not knowingly invest more than 10% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

          The Income Portfolio, STARS Portfolio, Insiders Fund, Large Cap Portfolio and Small Cap Portfolio each may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of its net assets would be so invested.

          The High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Portfolio each may not knowingly invest more than 15% of the value of its assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations.

7.  Margin

          The Money Market Portfolio may not purchase securities on margin, make short sales of securities, or maintain a short position.

          The High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Portfolio each may not purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

8.  Short Sales

          The Emerging Markets Portfolio may not make short sales of securities, except short sales against-the-box, or maintain a short position. (The Portfolio does not currently intend to make short sales against-the-box.)

          The Focus List Portfolio, Balanced Portfolio and International Portfolio each may not make short sales of securities, other than short sales "against the box."

9.   Investments while Borrowing.

          The Money Market Portfolio, High Yield Portfolio, Focus List Portfolio, Balanced Portfolio and International Portfolio each may not make additional investments when borrowing exceeds 5% of Portfolio assets.

10.  Warrants

          The Money Market Portfolio may not invest in warrants.

                             MANAGEMENT OF THE FUND

          Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.


                                  Position
Name, address (and age)          with Trust          Principal Occupation
----------------------           ----------          --------------------
Peter M. Bren (65)                  Trustee          Since 1969, President of The Bren Co.; until 1969,
126 East 56th Street                                 President of Koll, Bren Realty Advisors and Senior
New York, NY  10021                                  Partner of Lincoln Properties.


Alan J. Dixon (71) *                Trustee          Since 1993, Partner, Bryan Cave (St. Louis law firm);
7535 Claymont Court,                                 from 1981 to 1992, United States Senator from
Apt. #2                                              Illinois.
Belleville, IL  62223


John R. McKernan, Jr. (51)          Trustee          Since 1995, Chairman and Chief Executive Officer of
P.O. Box 15213                                       McKernan Enterprises; until 1995, Governor of Maine.
Portland, ME  02110

M.B. Oglesby, Jr. (57)              Trustee          Since 1997, President and Chief Executive Officer,
700 13th Street, N.W.,                               Association of American Railroads; from 1996 to 1997,
Suite 400                                            Vice Chairman of Cassidy & Associates; from 1989 to
Washington, D.C.  20005                              1996, Senior Vice President of RJR Nabisco, Inc.;
                                                     from 1988 to 1989, White House Deputy Chief of Staff.

Michael Minikes (54) *              Trustee,         Senior Managing Director of Bear Stearns; since 1997,
245 Park Avenue                     Chairman         Chairman of BSFM; Treasurer of Bear Stearns;
New York, NY  10167                                  Treasurer of The Bear Stearns Companies Inc.;
                                                     Director of The Bear Stearns Companies Inc.


_______________________
*  Indicates an "interested person" of the Adviser.

Doni L. Fordyce (40)                President         Since 1996, Senior Managing Director of Bear Stearns;
575 Lexington Avenue                                  until 1996, Vice President, Asset Management Group,
New York, NY  10022                                   Goldman, Sachs.


Peter Fox (47)                      Executive Vice    Founder, Fox Development Corp., 1998; since 1997,
Three First National Plaza          President         Managing Director - Emeritus, Bear Stearns; until
Chicago, IL  60602                                    1997, Senior Managing Director, Public Finance, Bear
                                                      Stearns.


Barry Sommers (30)                  Executive Vice    Since 1997, Managing Director and Head of Marketing
245 Park Avenue                     President         and Sales for Bear Sterns Funds; from 1995 to 1997,
New York, NY  10167                                   Vice President, Mutual Fund Sales, Goldman, Sachs &
                                                      Co.


Stephen A. Bornstein (56)           Secretary         Managing Director, Legal Department; General Counsel,
575 Lexington Avenue                                  BSAM.
New York, NY  10022


                                  Position
Name, address (and age)          with Trust          Principal Occupation
----------------------           ----------          --------------------
Frank J. Maresca (40)          Vice President      Managing Director of Bear Stearns; since 1997, Chief
245 Park Avenue                and Treasurer       Executive Officer and President of BSFM.
New York, NY  10167

Vincent L. Pereira (34)        Assistant           Since 1995, Associate Director of Bear Stearns 1995;
245 Park Avenue                Treasurer           since 1997, Treasurer and Secretary of BSFM; until
New York, NY  10167                                1995, Vice President of Bear Stearns.

          The Trust pays its Board members who are not employees of BSAM or its affiliates an annual retainer of $5,000 and a per meeting fee of $500 and reimburses them for their expenses. The Trust does not compensate its officers. Prior to __________ ___, 1999, the Emerging Markets Portfolio was a series of Bear Stearns Investment Trust ("BSIT"), another registered investment company advised by BSAM. For the fiscal year ended March 31, 1999, Messrs. Bren and Oglesby also served as a trustee of BSIT. Accordingly, the following table shows the aggregate amount of compensation paid to each Trustee by the Trust and BSIT, where applicable, for the fiscal year ended March 31, 1999.

                                                                                                     (5)
                                                        (3)                                         Total
                                 (2)                Pension or                (4)              Compensation from
          (1)                 Aggregate         Retirement Benefits    Estimated Annual      the Trust and BSIT
                          Compensation from     Accrued as Part of       Benefits from             Paid to
Name of Board Member           Trust *           Trust's Expenses         Retirement            Board Members
-------------------        ----------------    --------------------   -------------------   ---------------------
Peter M. Bren                   $8,000                 None                  None                   $20,000
Alan J. Dixon                   $8,000                 None                  None                   $ 8,000
John R. McKernan, Jr.           $8,000                 None                  None                   $20,000
M.B. Oglesby, Jr.               $8,000                 None                  None                   $20,000
Michael Minikes                 None                   None                  None                   None

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to approximately $____________ for the Trustees, as a group.

          Board members and officers of the Trust, as a group, owned less than 1% of any Portfolio's shares outstanding on __________ ___, 1999.

          For so long as the Plan described in the section entitled "Management Arrangements-Distribution Plans" remains in effect, the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

          No meetings of shareholders of the Trust will be held for the sole purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

                            MANAGEMENT ARRANGEMENTS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Portfolios." Information in this section relating to fees and expenses paid by the Emerging Markets Portfolio as of March 31, 1999 represent amounts paid by the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          General.  On December 3, 1997, BSFM, the registered investment adviser
          -------
of the Portfolios, changed its name to BSAM. On December 4, 1997, BSFM formed a new corporate entity under the laws of Delaware to conduct mutual fund administrative work for the Trust and other affiliated and non-affiliated investment companies.

          STARS Portfolio.  Prior to June 25, 1997, the Portfolio invested all
          ---------------
of its assets into the S&P STARS Master Series of S&P STARS Fund (the "Master Series"), rather than directly in a portfolio of securities in an arrangement typically referred to as a "master-feeder" structure. Active portfolio management was performed at the Master Series level and BSFM was retained by the Master Series rather than the Portfolio. At a meeting held on June 18, 1997, a majority of the shareholders of the Portfolio approved an investment advisory contract between BSAM and the Portfolio and BSAM began active management of the Portfolio's investments. Historical information provided below for periods prior to June 25, 1997 pertaining to items such as advisory fees, portfolio turnover, and brokerage expenses reflects those items as incurred by the Master Series.

          Investment Advisory Agreement.  BSAM provides investment advisory
          -----------------------------
services to each Portfolio pursuant to Investment Advisory Agreements with the Trust (each an "Advisory Agreement") dated as shown in the following table.

Portfolios                                             Advisory Agreement Date(s)
---------------------------------------------------------------------------------------
Income, Large Cap, Small Cap Portfolios                February 22, 1995, as revised
                                                       May 4, 1995
---------------------------------------------------------------------------------------
Money Market Portfolio                                 June 2, 1997
---------------------------------------------------------------------------------------
STARS Portfolio                                        June 25, 1997
---------------------------------------------------------------------------------------
Balanced, High Yield, International Portfolios         September 8, 1997
---------------------------------------------------------------------------------------
Focus List Portfolio                                   December 29, 1997
---------------------------------------------------------------------------------------
Insiders Fund                                          January 20, 1998
---------------------------------------------------------------------------------------
Emerging Market Portfolio                              August ___, 1999
---------------------------------------------------------------------------------------

          As to each Portfolio, the Advisory Agreement is subject to annual approval by (i) the Board or (ii) the vote of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSAM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Agreement, last approved the Advisory Agreements at a meeting held on February 10, 1999. Each Advisory Agreement is terminable, as to a Portfolio, without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by BSAM. As to the relevant Portfolio, the Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          BSAM is a wholly owned subsidiary of The Bear Stearns Companies Inc. The following persons are directors and/or senior officers of BSAM: Mark A. Kurland, President, Chairman of the Board and Director; Robert S. Reitzes, Executive Vice President and Director; Doni L. Fordyce, Vice President, Chief Operating Officer and Director; Stephen A. Bornstein, Secretary; and Warren J. Spector and Robert M. Steinberg, Directors.

          Portfolio Managers. BSAM provides investment advisory services to each Portfolio in accordance with its stated policies, subject to the approval of the Board. BSAM provides each Portfolio with a portfolio management team authorized by the Board to execute purchases and sales of securities. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

          Advisory Fees. The following table shows the monthly fees that the Trust has agreed to pay BSAM for advisory services to the Portfolios, at the indicated annual percentage of the value of a Portfolio's average daily net assets.

 Portfolio                          Advisory Fee

 Money Market Portfolio             0.20%
 Income Portfolio                   0.45%
 High Yield Portfolio               0.60%
 Emerging Markets Portfolio         1.00% of assets up to $50 million, 0.85% of
                                    assets between $50 million and $100 million
                                    and 0.55% of assets above $100 million
 STARS Portfolio                    0.75%
 Focus List Portfolio               0.65%
 Large Cap Portfolio                0.75%
 Small Cap Portfolio                0.75%
 Insiders Fund                      1.00%
 Balanced Portfolio                 0.65%
 International Portfolio            1.00%

          Insiders Fund. The monthly fee that the Insiders Fund will pay BSAM will be adjusted monthly if the Portfolio's performance outperforms or underperforms the S&P MidCap 400 Index. This adjustment may increase or decrease the total advisory fee payable to BSAM by an annual rate of up to 0.50% of the value of the Portfolio's average daily net assets. The following table details this adjustment.

          Percentage Point Difference Between Designated Class Performance     Basic Fee    Performance       Total Fee
           (Net of Expenses Including Advisory Fees) and Percentage Change      (%)         Adjustment         (%)
           in the MidCap 400 Investment Record                                               Rate (%)
---------------------------------------------------------------------------------------------------------------------
+3.00 percentage points or more                                                   1.00%              0.50%       1.50%
---------------------------------------------------------------------------------------------------------------------
+2.75 percentage points or more but less than + 3.00 percentage points            1.00%              0.40%       1.40%
---------------------------------------------------------------------------------------------------------------------
+2.50 percentage points or more but less than + 2.75 percentage points            1.00%              0.30%       1.30%
---------------------------------------------------------------------------------------------------------------------
+2.25 percentage points or more but less than + 2.50 percentage points            1.00%              0.20%       1.20%
---------------------------------------------------------------------------------------------------------------------
+2.00 percentage points or more but less than + 2.25 percentage points            1.00%              0.10%       1.10%
---------------------------------------------------------------------------------------------------------------------
Less than + 2.00 percentage points but more than -2.00 percentage points          1.00%              00.0%       1.00%
---------------------------------------------------------------------------------------------------------------------
-2.00 percentage points or less but more than -2.25 percentage points             1.00%             -0.10%       0.90%
---------------------------------------------------------------------------------------------------------------------
-2.25 percentage points or less but more than -2.50 percentage points             1.00%             -0.20%       0.80%
---------------------------------------------------------------------------------------------------------------------
-2.50 percentage points or less but more than -2.75 percentage points             1.00%             -0.30%       0.70%
---------------------------------------------------------------------------------------------------------------------
-2.75 percentage points or less but more than -3.00 percentage points             1.00%             -0.40%       0.60%
---------------------------------------------------------------------------------------------------------------------
-3.00 percentage points or less                                                   1.00%             -0.50%       0.50%
---------------------------------------------------------------------------------------------------------------------

          The following table shows the investment advisory fees that the Portfolios paid to BSAM and the amounts that BSAM waived for the fiscal years ended March 31, 1999.

                           1999                         1998                          1997
------------------------------------------------------------------------------------------------------
                    Paid         Waived         Paid           Waived          Paid         Waived
------------------------------------------------------------------------------------------------------
Money Market                                     $      0      $   _____*           N/A            N/A
------------------------------------------------------------------------------------------------------
Income                                           $      0      $   98,957      $      0       $ 91,715
------------------------------------------------------------------------------------------------------
High Yield                                       $      0      $ 28,723**           N/A            N/A
------------------------------------------------------------------------------------------------------
Emerging                                         $106,772      $ _______+      $118,207       $______+
 Markets
------------------------------------------------------------------------------------------------------
STARS                                            $617,310      $  645,637      $ 47,973       $699,997
------------------------------------------------------------------------------------------------------
Insiders Fund                                    $      0      $  157,031      $      0       $182,313
------------------------------------------------------------------------------------------------------
Large Cap                                        $      0      $  151,578      $      0       $140,641
------------------------------------------------------------------------------------------------------
Small Cap                                        $      0      $  285,539      $      0       $425,409
------------------------------------------------------------------------------------------------------
Focus List                                       $      0      $ 6,748***           N/A            N/A
------------------------------------------------------------------------------------------------------
Balanced                                         $      0      $12,178***           N/A            N/A
------------------------------------------------------------------------------------------------------
International                                    $      0      $14,726***           N/A            N/A
------------------------------------------------------------------------------------------------------

*  From July 14, 1997 (commencement of investment operations) to March 31, 1998.
**  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
***  From December 29, 1997 (commencement of investment operations) to March 31, 1998.
+  This amount includes an administration fee that BSAM paid to BSFM.

          In addition, BSAM reimbursed the following amounts for the three fiscal years ended March 31, 1999, in order to maintain applicable voluntary expense limitations.

                                        1999                            1998                        1997
--------------------------------------------------------------------------------------------------------------
Money Market                                                            $_______*                       N/A
--------------------------------------------------------------------------------------------------------------
Income                                                                 $  275,119                     $280,261
--------------------------------------------------------------------------------------------------------------
High Yield                                                             $ 41,870**                          N/A
--------------------------------------------------------------------------------------------------------------
Emerging Markets                                                       $   56,886                     $249,429
--------------------------------------------------------------------------------------------------------------
Insiders Fund                                                          $  164,325                     $243,945
--------------------------------------------------------------------------------------------------------------
Large Cap                                                              $  185,275                     $161,196
--------------------------------------------------------------------------------------------------------------
Small Cap                                                              $   20,648                     $ 86,666
--------------------------------------------------------------------------------------------------------------
Focus List                                                             $46,225***                          N/A
--------------------------------------------------------------------------------------------------------------
Balanced                                                               $46,910***                          N/A
--------------------------------------------------------------------------------------------------------------
International                                                          $14,726***                          N/A
--------------------------------------------------------------------------------------------------------------
*  From July 14, 1997 (commencement of investment operations) to March 31, 1998.
**  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
***  From December 29, 1997 (commencement of investment operations) to March 31, 1998.

          Sub-Investment Advisory Agreement.  Marvin & Palmer Associates, Inc.
          ---------------------------------
(the "Sub-Adviser") provides investment advisory services to the International Portfolio pursuant to the Sub-Investment Advisory Agreement with BSAM dated September 8, 1997, as amended February 4, 1998. The Sub-Advisory Agreement had an initial term of one year from the date of execution and will continue automatically for successive annual periods ending on September 8th of each year, provided such continuance is specifically approved at least annually by
(i) the Board or (ii) a vote of a majority of the Portfolio's outstanding voting securities(as defined in the 1940 Act), provided that in either case its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, BSAM or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board most recently approved the Sub-Advisory Agreement on February 10, 1999. The Sub-Advisory Agreement may be terminated without penalty, (i) by BSAM upon 60 days' notice to the Sub-Adviser, (ii) by the Board or by vote of the holders of a majority of the Portfolio's shares upon 60 days' notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' notice to the Trust and BSAM. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). As compensation for the Sub-Adviser's services, BSAM has agreed to pay the Sub-Adviser a monthly fee calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $50 million and below $65 million at the relevant month end, and 0.60% of the Portfolio's total average daily net assets to the extent the Portfolio's average daily net assets are in excess of $65 million at the relevant month end.

          Administration Agreement.  BSFM provides certain administrative
          ------------------------
services to the Trust pursuant to the Administration Agreement with the Trust dated February 22, 1995, as revised April 11, 1995, June 2, 1997, September 8, 1997, February 4, 1998 and August ___, 1999. The Administration Agreement was last approved as of February 10, 1999 and thereafter will be subject to annual approval by (i) the Board or (ii) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or BSFM, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement may be terminated without penalty on 60 days' notice by the Board or by vote of the holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by BSFM. As to each Portfolio, the Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          For administrative services, the Trust has agreed to pay BSFM a monthly fee at the annual rate of 0.15% of the average daily net assets of each Portfolio other than the Money Market Portfolio. The Trust has agreed to pay BSFM a monthly fee at the annual rate of 0.05% of the average daily net assets of the Money Market Portfolio. The following table shows the administration fees that the Portfolios paid to BSFM for the fiscal years ended March 31, 1999.

                                        1999                      1998                      1997
----------------------------------------------------------------------------------------------------
Money Market                                                     $_____*                     N/A
----------------------------------------------------------------------------------------------------
Income                                                           $  30,572                  $ 32,986
----------------------------------------------------------------------------------------------------
High Yield                                                       $ 7,181**                       N/A
----------------------------------------------------------------------------------------------------
Emerging Markets                               +                 $ ______+                  $______+
----------------------------------------------------------------------------------------------------
STARS                                                            $ 224,700                  $131,668
----------------------------------------------------------------------------------------------------
Insiders Fund                                                    $  30,981                  $ 32,547
----------------------------------------------------------------------------------------------------
Large Cap                                                        $  28,128                  $ 30,232
----------------------------------------------------------------------------------------------------
Small Cap                                                        $  85,085                  $ 57,108
----------------------------------------------------------------------------------------------------
Focus List                                                       $8,238***                       N/A
----------------------------------------------------------------------------------------------------
Balanced                                                         $2,801***                       N/A
----------------------------------------------------------------------------------------------------
International                                                    $2,209***                       N/A
----------------------------------------------------------------------------------------------------
*  From July 14, 1997 (commencement of investment operations) to March 31, 1998.
**  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
***  From December 29, 1997 (commencement of investment operations) to March 31, 1998.
+  Prior to August ___, 1999, BSAM paid BSFM this fee from its management fee.

          Administrative Services Agreement.  PFPC provides certain
          ---------------------------------
administrative services to the Portfolios pursuant to the Administrative Services Agreement with the Trust dated February 22, 1995, as revised September 8, 1997 and August ___, 1999. The Administrative Services Agreement may be terminated upon 60 days' notice by the Trust or PFPC. PFPC may assign its rights or delegate its duties under the Administrative Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, National Association or PNC Bank Corp., provided that (i) PFPC gives the Trust 30 days' notice; (ii) the delegate (or assignee) agrees with PFPC and the Trust to comply with all relevant provisions of the 1940 Act; and (iii) PFPC and such delegate (or assignee) promptly provide information requested by the Trust in connection with such delegation.

          For administrative services, the Trust has agreed to pay PFPC a monthly fee, on behalf of each Portfolio (other than the Money Market Portfolio), equal to an annual rate of 0.10% of the Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million and 0.03% of net assets above $600 million, subject to a minimum annual fee of $150,000 per Portfolio (other than the Money Market Portfolio). The Trust has agreed to pay PFPC a monthly fee, on behalf of the Money Market Portfolio, equal to an annual rate of 0.075% of the Portfolio's average daily net assets up to $150 million, 0.04% of the next $150 million, 0.02% of the next $300 million and 0.0125% of net assets above $600 million, subject to a minimum monthly fee of $6,250. The following table shows the administrative services fees that the Portfolios paid to PFPC for the fiscal years ended March 31, 1999.

                                  1999                              1998                      1997
----------------------------------------------------------------------------------------------------
Money Market                                                      $_____*                     N/A
----------------------------------------------------------------------------------------------------
Income                                                            $ 98,944                  $ 99,469
----------------------------------------------------------------------------------------------------
High Yield                                                        $_____**                       N/A
----------------------------------------------------------------------------------------------------
Emerging Markets                                                  $_______                  $_______
----------------------------------------------------------------------------------------------------
STARS                                                             $_______                  $_______
----------------------------------------------------------------------------------------------------
Insiders Fund                                                     $_______                  $_______
----------------------------------------------------------------------------------------------------
Large Cap                                                         $100,107                  $ 99,570
----------------------------------------------------------------------------------------------------
Small Cap                                                         $134,255                  $119,822
----------------------------------------------------------------------------------------------------
Focus List                                                     $_______***                       N/A
----------------------------------------------------------------------------------------------------
Balanced                                                       $_______***                       N/A
----------------------------------------------------------------------------------------------------
International                                                  $_______***                       N/A
----------------------------------------------------------------------------------------------------
*  From July 14, 1997 (commencement of investment operations) to March 31, 1998.
**  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
***  From December 29, 1997 (commencement of investment operations) to March 31, 1998.

          Distribution Plans.  Rule 12b-1 adopted by the SEC under Section 12 of
          ------------------
the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board has adopted a distribution plan with respect to Class A, Class B and Class C shares (the "Distribution Plans"). The Board believes that there is a reasonable likelihood that the Distribution Plans will benefit each Portfolio and the holders of its Class A, Class B and Class C shares.

          The Board reviews a quarterly report of the amounts expended under the Distribution Plans, and the purposes for which such expenditures were incurred. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of a class of shares may bear pursuant to such Plan without approval of such effected shareholders and that other material amendments of the Plan must be approved by the Board, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. In addition, because Class B shares automatically convert into Class A shares after eight years, the Trust is required by a SEC rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to each Distribution Plan that would materially increase the amount to be paid by Class A shareholders under such Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the 1940 Act), voting separately by class. Each Distribution Plan and related agreement is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on such Plan. An amended and restated distribution plan was most recently approved on February 10, 1999. Each Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements or by vote of holders of a majority of the relevant class' shares. A Plan agreement may be terminated without penalty, at any time, by such vote of the Trustees, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the relevant class' shares. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          The following tables show the amounts that Class A, Class B and Class C shares of each Portfolio paid under the relevant Distribution Plan, including amounts paid to (i) broker-dealers, (ii) underwriters and (iii), if applicable, for advertising, printing, mailing prospectuses to prospective shareholders, compensation to sales personnel, and interest, carrying, or other financing charges ("Other Distribution"), for the fiscal years ended March 31, 1999.

         Class A                        1999                              1998                        1997
-------------------------------------------------------------------------------------------------------------
Income
------
     Total Payments                                                       $ 11,111                    $ 15,344
     --------------                                                       --------                    --------
     Broker-dealers                                                       $  7,936                    $ 15,344
     Underwriters                                                         $      0                    $      0
     Other Distribution                                                   $  3,175                    $      0
-------------------------------------------------------------------------------------------------------------
High Yield
----------
     Total Payments                                                      $ 8,354*
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $  5,967
     Underwriters                                                        $  2,387
     Other Distribution                                                  $      0
 -------------------------------------------------------------------------------------------------------------
Emerging Markets
----------------
     Total Payments                                                      $120,046                    $110,830
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ ______                    $ ______
     Underwriters                                                        $ ______                    $ ______
     Other Distribution                                                  $ ______                    $ ______


-------------------------------------------------------------------------------------------------------------
STARS
-----
     Total Payments                                                      $443,379                    $276,327
     --------------                                                      --------                    --------
     Broker-dealers                                                      $221,689                    $276,327
     Underwriters                                                        $      0                    $      0
     Other Distribution                                                  $221,690                    $      0

-------------------------------------------------------------------------------------------------------------
Insiders Fund
-------------
     Total Payments                                                      $ 87,556                    $ 65,276
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 43,778                    $ 65,276
     Underwriters                                                        $      0                    $      0
     Other Distribution                                                  $ 43,778                    $      0

-------------------------------------------------------------------------------------------------------------
Large Cap
---------
     Total Payments                                                      $ 32,237                    $ 27,440
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 16,119                    $ 27,400
     Underwriters                                                        $      0                    $      0
     Other Distribution                                                  $ 16,119                    $      0


-------------------------------------------------------------------------------------------------------------
Small Cap
---------
     Total Payments                                                      $ 95,967                    $ 57,907
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 47,984                    $ 57,907
     Underwriters                                                        $      0                    $      0
     Other Distribution                                                  $ 47,984                    $      0

-------------------------------------------------------------------------------------------------------------
Focus List
----------
     Total Payments                                                      $2,352**
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $  1,176
     Underwriters                                                        $      0
     Other Distribution                                                  $  1,176

-------------------------------------------------------------------------------------------------------------
Balanced
--------
     Total Payments                                                      $3,305**
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $  1,652
     Underwriters                                                        $      0
     Other Distribution                                                  $  1,653

-------------------------------------------------------------------------------------------------------------
International
-------------
     Total Payments                                                      $2,887**
     -------------                                                       --------                         N/A
     Broker-dealers                                                      $  1,444
     Underwriters                                                        $      0
     Other Distribution                                                  $  1,443

-------------------------------------------------------------------------------------------------------------
*  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
**  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

         Class B                      1999                             1998                         1997
--------------------------------------------------------------------------------------------------------------
Income
------
     Total Payments                                                  $      21                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $      21

--------------------------------------------------------------------------------------------------------------
High Yield
----------
     Total Payments                                                  $   7,019*                         N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   7,019

--------------------------------------------------------------------------------------------------------------
Emerging Markets
----------------
     Total Payments                                                  $   782**                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $   _____
     Underwriters                                                    $   _____

--------------------------------------------------------------------------------------------------------------
STARS
-----
     Total Payments                                                  $   7,370                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   7,370

--------------------------------------------------------------------------------------------------------------
Insiders Fund
-------------
     Total Payments                                                  $   1,976                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   1,976

--------------------------------------------------------------------------------------------------------------
Large Cap
---------
     Total Payments                                                  $     271                          N/A
     --------------
     Broker-dealers                                                  $       0
     Underwriters                                                    $     271
--------------------------------------------------------------------------------------------------------------
Small Cap
---------
     Total Payments                                                  $     830                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $     830

--------------------------------------------------------------------------------------------------------------
Focus List
----------
     Total Payments                                                  $3,037***                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   3,037

--------------------------------------------------------------------------------------------------------------
Balanced
--------
     Total Payments                                                  $2,073***                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   2,073

--------------------------------------------------------------------------------------------------------------
International
-------------
     Total Payments                                                  $4,481***                          N/A
     --------------                                                  ---------
     Broker-dealers                                                  $       0
     Underwriters                                                    $   4,481

--------------------------------------------------------------------------------------------------------------
***  From December 27, 1997 (commencement of investment operations) to March 31, 1998.
*  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
**  From January 12, 1998 (commencement of investment operations) to March 31, 1998.

         Class C                           1999                         1998                        1997
-------------------------------------------------------------------------------------------------------------
Income
------
     Total Payments                                                      $ 10,434                    $ 12,483
     --------------                                                      --------                    --------
     Broker-dealers                                                      $  8,499                    $  6,904
     Underwriters                                                        $  1,935                    $  5,579

-------------------------------------------------------------------------------------------------------------
High Yield
----------
     Total Payments                                                      $13,194*
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $      0
     Underwriters                                                        $ 13,194

-------------------------------------------------------------------------------------------------------------
Income
------
     Total Payments                                                      $ 29,812                    $  9,356
     --------------                                                      --------                    --------
     Broker-dealers                                                      $  _____                    $  _____
     Underwriters                                                        $  _____                    $  _____

-------------------------------------------------------------------------------------------------------------
STARS
-----
     Total Payments                                                      $520,582                    $324,164
     --------------                                                      --------                    --------
     Broker-dealers                                                      $340,935                    $156,745
     Underwriters                                                        $179,647                    $167,419

-------------------------------------------------------------------------------------------------------------
Insiders Fund
-------------
     Total Payments                                                      $ 99,650                    $ 94,265
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 78,870                    $ 44,129
     Underwriters                                                        $ 20,780                    $ 50,136

-------------------------------------------------------------------------------------------------------------
Large Cap
---------
     Total Payments                                                      $ 40,215                    $ 37,332
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 31,566                    $ 15,234
     Underwriters                                                        $  8,649                    $ 22,098

-------------------------------------------------------------------------------------------------------------
Small Cap
---------
     Total Payments                                                      $145,963                    $111,111
     --------------                                                      --------                    --------
     Broker-dealers                                                      $ 95,103                    $ 30,062
     Underwriters                                                        $ 50,860                    $ 81,049

-------------------------------------------------------------------------------------------------------------
Focus List
----------                                                               $2,640**
     Total Payments                                                      --------                         N/A
     --------------                                                      $      0
     Broker-dealers                                                      $  2,640
     Underwriters

-------------------------------------------------------------------------------------------------------------
Balanced
--------
     Total Payments                                                      $1,813**
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $      0
     Underwriters                                                        $  1,813

-------------------------------------------------------------------------------------------------------------
International
-------------
     Total Payments                                                      $  4,471
     --------------                                                      --------                         N/A
     Broker-dealers                                                      $      0
     Underwriters                                                        $  4,471

-------------------------------------------------------------------------------------------------------------
*  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
**  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

          Shareholder Servicing Plan.  The Trust has adopted a shareholder
          --------------------------
servicing plan on behalf of Class A, Class B and Class C shares of the Portfolios (the "Shareholder Servicing Plan"). In accordance with the Shareholder Servicing Plan, the Trust may enter into agreements under which a Portfolio pays fees of up to 0.25% of the average daily net assets of a share Class for expenses incurred in connection with the personal service and maintenance of Portfolio shareholder accounts, responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of the shares or their accounts or similar services not otherwise provided on behalf of the Portfolio. Prior to February 1999, service fees were paid through the distribution plan of Class A and Class C shares of the Income, Large Cap and Small Cap Portfolios.

          Expenses.  The Trust bears all expenses incurred in its operation,
          --------
except to the extent that BSAM specifically assumes them. The Trust bears the following expenses, among others: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of BSAM or its affiliates, SEC fees, state Blue Sky qualification fees, advisory, administrative and Trust accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Trust are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

          Expense Limitations.  BSAM has agreed in writing to limit the expenses
          -------------------
of each Portfolio to the amounts indicated in the Prospectus until March 31, 2000. These limits do not include any taxes, brokerage commissions, interest on borrowings and extraordinary expenses.

          Activities of BSAM and its Affiliates and Other Accounts Managed by
          -------------------------------------------------------------------
BSAM.  The involvement of BSAM, Bear Stearns and their affiliates in the
----
management of, or their interests in, other accounts and other activities of BSAM and Bear Stearns may present conflicts of interest with respect to the Portfolios or limit the Portfolios' investment activities. BSAM, Bear Stearns and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolios and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolios. BSAM, Bear Stearns and its affiliates will not have any obligation to make available any accounts managed by them, for the benefit of the management of the Portfolios. The results of the Portfolios' investment activities, therefore, may differ from those of Bear Stearns and its affiliates and it is possible that the Portfolios could sustain losses during periods in which BSAM, Bear Stearns and its affiliates and other accounts achieve significant profits on their trading for proprietary and other accounts. From time to time, the Portfolios' activities may be limited because of regulatory restrictions applicable to Bear Stearns and its affiliates, and/or their internal policies designed to comply with such restrictions.

                       PURCHASE AND REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "How to Buy Shares" and "How to Sell Shares." Information in this section relating to sales and redemption charges retained by Bear Sterns with repsect to the Emerging Markets Portfolio as of March 31, 1999 represent amounts related to sales and redemptions of the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Distributor.  Bear Stearns serves as the Portfolios' distributor on a
          -----------
best efforts basis pursuant to an agreement dated February 22, 1995, as revised September 8, 1997, February 4, 1998 and August ___, 1999, which is renewable annually.

          The following table shows the amounts that Bear Stearns retained from sales loads on Class A Shares ("FESL") and on contingent deferred sales charges ("CDSC") on Class B and Class C Shares for the fiscal years ended March 31, 1999. In some states, banks or other institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.

                                      1999                        1998                         1997
--------------------------------------------------------------------------------------------------------------
Income
------
  FESL                                                                 $   11,400                     $ 11,400
  CDSC                                                                 $      100                     $    100
--------------------------------------------------------------------------------------------------------------
High Yield
----------
  FESL                                                                 $  155,705*                         N/A
  CDSC                                                                 $        0
--------------------------------------------------------------------------------------------------------------
Emerging Markets
----------------
  FESL                                                                 $   ______                     $ ______
  CDSC                                                                 $   ______                     $ ______
--------------------------------------------------------------------------------------------------------------
STARS
-----
  FESL                                                                 $1,022,000                     $904,000
  CDSC                                                                 $   26,000                     $ 30,000
--------------------------------------------------------------------------------------------------------------
Insiders Fund
-------------
  FESL                                                                 $  236,026                     $163,000
  CDSC                                                                 $    2,558                     $ 14,300
--------------------------------------------------------------------------------------------------------------
Large Cap
---------
  FESL                                                                 $   68,262                     $ 68,262
  CDSC                                                                 $      552                     $    552

--------------------------------------------------------------------------------------------------------------
Small Cap
---------
  FESL                                                                 $  214,826                     $214,826
  CDSC                                                                 $    4,052                     $  4,052
--------------------------------------------------------------------------------------------------------------
Focus List
----------
  FESL                                                                 $ 71,580**                          N/A
  CDSC                                                                 $        0
--------------------------------------------------------------------------------------------------------------
Balanced
--------
  FESL                                                                 $ 32,306**                          N/A
  CDSC                                                                 $        0
--------------------------------------------------------------------------------------------------------------
International
-------------
  FESL                                                                 $ 58,103**                          N/A
  CDSC                                                                 $        0
--------------------------------------------------------------------------------------------------------------
*  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
**  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

          Purchase Order Delays.  The effective date of a purchase order may be
          ---------------------
delayed if PFPC, the Portfolios' transfer agent, is unable to process the purchase order because of an interruption of services at its processing facilities. In such event, the purchase order would become effective at the purchase price next determined after such services are restored.

          Sales Loads-Class A.
          -------------------

          The sales charge may vary depending on the dollar amount invested in each Portfolio. The public offering price for Class A shares of each Portfolio is the NAV of that class plus a sales load, which is imposed in accordance with the following schedules.

                            Fixed Income Portfolios


                                                                    TOTAL SALES LOAD
                                                  ----------------------------------------------
Amount of Transaction                                 As a % of offering        As a % of NAV       Dealer concessions as
                                                        price per share                             a % of offering price
-------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                             4.50%                 4.71%                    4.25%
$50,000 to less than $100,000                                 4.25                  4.44                     4.00
$100,000 to less than $250,000                                3.25                  3.36                     3.00
$250,000 to less than $500,000                                2.50                  2.56                     2.25
$500,000 to less than $1,000,000                              2.00                  2.04                     1.75
$1,000,000 and above*                                         0.00                  0.00                     1.25

                               Equity Portfolios


                                                                   TOTAL SALES LOAD
                                                  ----------------------------------------------
Amount of Transaction                                 As a % of offering        As a % of NAV       Dealer concessions as
                                                        price per share                             a % of offering price
-------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                               5.50%                 5.82%                    5.25%
$50,000 to less than $100,000                                   4.75                  4.99                     4.25
$100,000 to less than $250,000                                  3.75                  3.90                     3.25
$250,000 to less than $500,000                                  2.75                  2.83                     2.50
$500,000 to less than $1,000,000                                2.00                  2.04                     1.75
$1,000,000 and above*                                           0.00                  0.00                     1.25

________
* There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeems those shares within one year after purchase, a CDSC of 1.00% will be imposed at the time of redemption. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

          The dealer concession may be changed from time to time but will remain the same for all dealers. From time to time, Bear Stearns may make or allow additional payments or promotional incentives to dealers that sell Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Class A shares. Dealers may receive a larger percentage of the sales load from Bear Stearns than they receive for selling most other funds.

          Set forth below is an example of the method of computing the offering price per share of the Class A shares of each Portfolio. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares on March 31, 1999.


Fixed Income                                                Emerging
Portfolios                   Income        High Yield       Markets

NAV                      $               $               $
                         ==============  ==============  ==============
Sales Charge - 4.50%
 (4.71% of NAV)          --------------  --------------  --------------
Offering Price           $               $               $
                         ==============  ==============  ==============
-----------------------------------------------------------------------


Equity Portfolios                        Insiders
                             STARS       Fund              Large Cap       Small Cap       Focus List
NAV                      $               $               $               $               $
                         ==============  ==============  ==============  ==============  ==============
Sales Charge - 5.50%
 (5.82% of NAV)          --------------  --------------  --------------  --------------  --------------
Offering Price           $               $               $               $               $
                         ==============  ==============  ==============  ==============  ==============
-------------------------------------------------------------------------------------------------------

                            Balanced         Int'l
NAV                      $               $
                         ==============  ==============
Sales Charge - 5.50%
 (5.82% of NAV)          --------------  --------------
Offering Price           $               $
                         ==============  ==============
-------------------------------------------------------

          Redemption Commitment.  Each Portfolio has committed itself to pay in
          ---------------------
cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

          Alternative Sales Arrangements - Class A, Class B, Class C and Class Y
          ----------------------------------------------------------------------
Shares. The availability of three classes of shares to individual investors
------
permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Portfolio shares may receive different compensation with respect to one class of shares than the other. Bear Stearns will not accept any order of $500,000 or more of Class B shares or $1 million or more of Class C shares, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of a Portfolio instead. A fourth class of shares may be purchased only by certain institutional investors at NAV (the "Class Y shares").

          The four classes of shares each represent an interest in the same portfolio investments of a Portfolio. However, each class has different shareholder privileges and features. The net income attributable to Class A, Class B and Class C shares and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which these Classes are subject.

          The methodology for calculating the NAV, dividends and distributions of each Portfolio's Class A, B, C and Y shares recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Portfolio's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees,
(ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (iv) fees to independent trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution Plan and Shareholder Servicing Plan fees, (b) incremental transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Portfolio as a whole.

          None of the instructions described elsewhere in the Prospectus or SAI for the purchase, redemption, reinvestment, exchange, or transfer of shares of a Portfolio, the selection of classes of shares, or the reinvestment of dividends apply to Class Y shares.

          Money Market Portfolio.  The regulations of the Comptroller of the
          ----------------------
Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of Money Market Portfolio shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

                        DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities.  A Portfolio's NAV is calculated
          ---------------------------------
separately for each class by dividing the total value of the assets belonging to the Portfolio attributable to a class, less the value of any class-specific liabilities charged to the Portfolio by the total number of the Portfolio's shares of that class outstanding. "Assets belonging to" a Portfolio consist of the consideration received upon the issuance of Portfolio shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of the Trust not belonging to a particular Portfolio. Assets belonging to a Portfolio are charged with the direct liabilities of the Portfolio and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of the Portfolio and the Trust's other portfolios. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Portfolio are conclusive.

          Money Market Portfolio. The Money Market Portfolio uses the amortized cost method of valuation to compute the NAV of its shares for purposes of sales and redemptions. Under this method, the Portfolio values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result, the value of the portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of the Portfolio's securities that are higher or lower than the market value of such securities.

          In connection with its use of amortized cost valuation, the Money Market Portfolio limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than thirteen months (397 days) (with certain exceptions). The Board has also established procedures pursuant to rules promulgated by the SEC that are intended to stabilize the Portfolio's NAV for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the

Portfolio's NAV calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will consider promptly what action, if any, should be initiated. If the Board believes that the amount of any deviation from the Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the Portfolio's average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a net asset value per share determined by using available market quotations.

          Fixed Income Portfolios. Substantially all Fixed Income Portfolio investments (including short-term investments) are valued each business day by one or more independent pricing services (the "Pricing Services") approved by the Board. Securities valued by the Pricing Services for which quoted bid prices in the judgment of the Pricing Services are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Pricing Services from dealers in such securities) and asked prices (as calculated by a Pricing Service based upon its evaluation of the market for such securities). Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating NAV. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of NAV does not take place contemporaneously with the determination of prices of such securities. Other investments valued by a Pricing Service are carried at fair value as determined by the Pricing Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which are not valued by a Pricing Service are carried at amortized cost, which approximate value. Other investments that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of investments traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the NAV of a Fixed Income Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share NAV of each class will differ.

          Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of a Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith by or under the direction of the Board. The foreign currency exchange transactions of a Portfolio conducted on a spot basis will be valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

          All cash, receivables and current payables are carried on a Portfolio's books at their face value.

          Equity Portfolio securities, including written covered call options, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be converted into U.S. dollars at the prevailing market rates for purposes of calculating NAV. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world for such foreign securities, the calculation of NAV does not take place contemporaneously with the determination of prices of such securities. Forward currency contracts will be valued at the current cost of offsetting the contract. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Board. Expenses and fees, including the investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the NAV of an Equity Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share NAV of each class will differ.

          General. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board generally will take the following factors into consideration: (i) restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased (the Board will revise this discount periodically if it believes that the discount no longer reflects the value of the restricted securities); (ii) restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost; and (iii) any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings.  The holidays (as observed) on which
          --------------------------------
the New York Stock Exchange is closed currently are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                     TAXES

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

          Information set forth in the Prospectus and this SAI that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Portfolios. The following is only a summary of certain additional tax considerations generally affecting each Portfolio and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Portfolios or the implications to shareholders, and the discussions here and in each Portfolio's prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

          Qualification as a Regulated Investment Company.  Each Portfolio has
          -----------------------------------------------
elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the Distribution Requirement ), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

          If a Portfolio has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss which can be used to offset capital gains in such future years. As of March 31, 1999, the Emerging Markets Debt Portfolio, High Yield Total Return Portfolio and Prime Money Market Portfolio had capital loss carryforwards of approximately $978,841, $175,885, and $34,543, respectively, each of which expire in 2007. Under Code Sections 382 and 383, if a Portfolio has an ownership change, then the Portfolio's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net asset value of the Portfolio immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the IRS )) in effect for the month in which the ownership change occurs (the rate for May, 1999 is 4.82%). The Portfolios will use their best efforts to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of a Portfolio, there can be no assurance that a Portfolio will not have, or has not already had, an ownership change. If a Portfolio has or has had an ownership change, then any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards will have to be distributed by the Portfolio and will be taxable to shareholders as described under Portfolio Distributions below.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the Income Requirement ).

          In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Portfolio elects otherwise), generally will be treated as ordinary income or loss.

          Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Portfolio's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Portfolio and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Portfolio on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending on the type of instrument at issue, reduced by the sum of: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g). However, if a Portfolio has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Portfolios' shareholders.

          In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Portfolio involved) if (1) the asset is used to close a short sale (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a straddle (which term generally excludes a situation where the asset is stock and Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

          Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.

          Certain transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as
Section 1256 Contracts. Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that previously was recognized upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to
Section 1256 Contracts that are part of a mixed straddle with other investments of the Portfolio that are not Section 1256 Contracts.

          A Portfolio may enter into notional principal contracts, including interest rate swaps, caps, floors, and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year and all of the non-periodic payments (including premiums for caps, floors, and collars) that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or, in the case of a swap, under an alternative method contained in the proposed regulations and, in the case of a cap or floor, under an alternative method which the IRS may provide in a revenue procedure).

          A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Portfolio that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Portfolio will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Portfolio's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Portfolio included in income in previous years. The Portfolio's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Portfolio makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

          Finally, if a Portfolio does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Portfolio upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus

(ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Portfolio to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

          In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, as to each issuer, the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of each such issuer and the Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association, are treated as U.S. Government securities.

          If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

          Excise Tax on Regulated Investment Companies.  A 4% non-deductible
          --------------------------------------------
excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a taxable year election )). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

          Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

          Portfolio Distributions.  Each Portfolio anticipates distributing
          -----------------------
substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Portfolio from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Portfolios will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

          Ordinary income dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). With respect to the Prime Money Market Portfolio, International Equity Portfolio and the Emerging Markets Debt Portfolio, only an insignificant portion of the Portfolio will be invested in stock of domestic corporations; therefore the ordinary dividends distributed by the Portfolio generally will not qualify for the dividends-received deduction for corporate shareholders.

          A Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Portfolio's disposition of domestic qualified small business stock will be subject to tax.

          Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

          Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ( AMTI ) over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from a Portfolio into account (without a dividends-received deduction) in determining their adjusted current earnings.

          Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested in various countries is not known: If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Portfolio may elect to pass through to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. If the Portfolio so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Portfolio, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credit rules.

          Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

          Distributions by a Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made.
However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by a Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

          Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or is an exempt recipient (such as a corporation).

          Sale or Redemption of Shares.  The Prime Money Market Portfolio seeks
          ----------------------------
to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that the Money Market Portfolios will be able to maintain such value. If the net asset value varies from $1.00 per share, and for all the Portfolios other than the Prime Money Market Portfolio, a shareholder will recognize gain or loss on the sale or redemption of shares of a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

          If a shareholder (1) incurs a sales load in acquiring shares of a Portfolio, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires shares of the Portfolio or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

          Foreign Shareholders.  Taxation of a shareholder who, as to the United
          --------------------
States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ( foreign shareholder ), depends on whether the income from a Portfolio is effectively connected with a U.S. trade or business carried on by such shareholder.

          If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder in the International Growth Portfolio, S&P STARS Portfolio or Focus List Portfolio may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Portfolio's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio, capital gain dividends, and amounts retained by the Portfolio that are designated as undistributed capital gains.

          If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

          In the case of foreign noncorporate shareholders, a Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

          Effect of Future Legislation, State and Local Tax Considerations.  The
          ----------------------------------------------------------------
foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Portfolios.


                      DIVIDENDS -- MONEY MARKET PORTFOLIO

          The Money Market Portfolio's net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on the Portfolio's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Portfolio and the general expenses (e.g. legal, accounting and trustees' fees) of the Trust prorated to the Portfolio on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Portfolio investors.

          The Trust uses its best efforts to maintain the NAV of the Money Market Portfolio at $1.00. As a result of a significant expense or realized or unrealized loss incurred by the Portfolio, the Portfolio's NAV may fall below $1.00.

                             PORTFOLIO TRANSACTIONS

          Information in this section relating to the portfolio turnover of, and brokerage commissions paid by, the Emerging Markets Portfolio as of March 31, 1999 represent the portfolio turnover of, and brokerage commissions paid by, the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Money Market Portfolio. Subject to the general control of the Board, the Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Money Market Portfolio. The Adviser purchases portfolio securities for the Portfolio either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, the Adviser seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide the Trust with research advice or other services.

          The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Money Market Portfolio prior to their maturity at their original costs plus interest (interest may sometimes be adjusted to reflect the actual maturity of the securities) if the Adviser believes that the Portfolio's anticipated need for liquidity makes such action desirable. Certain dealers (but not issuers) have charged and may in the future charge a higher price for commercial paper where they undertake to repurchase prior to maturity. The payment of a higher price in order to obtain such an undertaking reduces the yield which might otherwise be received by the Portfolio on the commercial paper. The Board has authorized the Adviser to pay a higher price for commercial paper where it secures such an undertaking if the Adviser believes that the prepayment privilege is desirable to assure the Portfolio's liquidity and such an undertaking cannot otherwise be obtained.

          Investment decisions for the Money Market Portfolio are made independently from those for another of the other Portfolios or other investment company series or accounts managed by the Adviser. Such other accounts may also invest in the same securities as the Portfolio. When purchases or sales of the same security are made at substantially the same time on behalf of such other accounts, transactions are averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each account, including the Portfolio. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts in order to obtain best execution.

          The Money Market Portfolio will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with Bear Sterns or the Adviser or any of their affiliated persons (as defined in the 1940 Act), except as permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Portfolio will not give preference to service providers with which the Portfolio enters into agreements.

          The Money Market Portfolio may seek profits through short-term trading. The Portfolio's annual portfolio turnover will be relatively high, but brokerage commissions are normally not paid on money market instruments and the Portfolio turnover is not expected to have a material effect on its net income. The Portfolio's turnover rate is expected to be zero for regulatory reporting purposes.

          Fixed Income Portfolios. BSAM assumes general supervision over placing orders on behalf of each Portfolio for the purchase or sale of investment securities. Purchases and sales of portfolio securities usually are principal transactions. Fixed Income Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fixed Income Portfolios for such purchases. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. Fixed Income Portfolio transactions are allocated to various dealers by the its portfolio managers in their best judgment.

          Equity Portfolios. BSAM assumes general supervision over placing orders on behalf of each Equity Portfolio for the purchase or sale of investment securities. Allocation of brokerage transactions, including their frequency, is made in BSAM's best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement

BSAM's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by BSAM and BSAM's fees are not reduced as a consequence of the receipt of such supplemental information. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that BSAM, as applicable, determines in good faith that such commission is reasonable in terms of the transaction or the overall responsibility of BSAM to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long-term.

          Such supplemental information may be useful to BSAM in serving each Equity Portfolio and the other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BSAM in carrying out its obligations to each Equity Portfolio. Sales of Portfolio shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by BSAM being engaged simultaneously in the purchase or sale of the same security. Certain of BSAM's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to each Equity Portfolio for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions of each Equity Portfolio are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          Portfolio Turnover. Portfolio turnover may vary from year to year as well as within a year. The following table shows the portfolio turnover rate for each Portfolio for the fiscal years ended March 31, 1999.

                                        1999                                1998                         1997
--------------------------------------------------------------------------------------------------------------
Income                                                                        245%                         263%
--------------------------------------------------------------------------------------------------------------
High Yield                                                                  140%*                          N/A
--------------------------------------------------------------------------------------------------------------
Emerging Markets                                                              129%                         223%
--------------------------------------------------------------------------------------------------------------
STARS                                                                         173%                         220%
--------------------------------------------------------------------------------------------------------------
Insiders Fund                                                                 116%                         128%
--------------------------------------------------------------------------------------------------------------
Large Cap                                                                      62%                         137%
--------------------------------------------------------------------------------------------------------------
Small Cap                                                                      90%                          57%
--------------------------------------------------------------------------------------------------------------
Focus List                                                                  29%**                          N/A
--------------------------------------------------------------------------------------------------------------
Balanced                                                                    13%**                          N/A
--------------------------------------------------------------------------------------------------------------
International                                                                3%**                          N/A
--------------------------------------------------------------------------------------------------------------
*  From January 2, 1998 (commencement of investment operations) to March 31, 1998.
**  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

          In periods in which extraordinary market conditions prevail, BSAM will not be deterred from changing investment strategy as rapidly as needed, in which case higher portfolio turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by BSAM based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, the Board has determined that transactions for each Portfolio may be executed through Bear Stearns if, in the judgment of BSAM, the use of Bear Stearns is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, Bear Stearns charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions. In addition, Bear Stearns may directly execute such transactions for each Portfolio on the floor of any national securities exchange, provided
(i) the Board has expressly authorized Bear Stearns to effect such transactions, and (ii) Bear Stearns annually advises the Board of the aggregate compensation it earned on such transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

          The following table shows the total brokerage commissions that each Portfolio paid during the fiscal years ended March 31, 1999 (including the amount paid to Bear Stearns). No brokerage commissions were paid by the Fixed Income Portfolios.

                                           1999                           1998                       1997
--------------------------------------------------------------------------------------------------------------
STARS
  Total                                                                  $  521,114                 $  474,679
  -----                                                                   ($305,271)                 ($368,764)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
Insiders Select
  Total                                                                  $   59,364                 $   39,790
  -----                                                                    ($12,445)                   ($8,925)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
Large Cap
  Total                                                                  $   26,799                 $   59,523
  -----                                                                       ($522)                   ($1,300)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
Small Cap
  Total                                                                  $  302,476                 $  102,411
  -----                                                                     ($1,728)                   ($9,000)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
Focus List
  Total                                                                  $    8,274*                       N/A
  -----                                                                     ($8,238)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
Balanced
  Total                                                                  $    5,528*                       N/A
  -----                                                                     ($2,598)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
International
  Total                                                                  $   16,474*                       N/A
  -----                                                                         ($0)
  (Paid to Bear Stearns)
--------------------------------------------------------------------------------------------------------------
*  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

          The following table shows the percentage of commissions for which a Portfolio received research services during the fiscal years ended March 31, 1999.

                                           1999                                 1998                       1997
--------------------------------------------------------------------------------------------------------------
STARS                                                                           ____                        N/A
--------------------------------------------------------------------------------------------------------------
  Insiders Fund                                                                  98%                         0%
--------------------------------------------------------------------------------------------------------------
  Large Cap                                                                      98%
--------------------------------------------------------------------------------------------------------------
  Small Cap                                                                      95%
--------------------------------------------------------------------------------------------------------------
  Focus List                                                                  100%*
--------------------------------------------------------------------------------------------------------------
  Balanced                                                                    ____*                        N/A
--------------------------------------------------------------------------------------------------------------
  International                                                               ____*                        N/A
--------------------------------------------------------------------------------------------------------------
*  From December 27, 1997 (commencement of investment operations) to March 31, 1998.

                            PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Risk/Return Summary -- Performance." Performance information in this section relating to the Emerging Markets Portfolio as of March 31, 1999 represents the performance information of the Portfolio's predecessor, the Emerging Markets Debt Portfolio, a series of BSIT.

          Money Market Portfolio. The "yield" and "effective yield" of the Money Market Portfolio are calculated separately for each class of shares and in accordance with the formulas prescribed by the SEC. The seven-day yield for each class of shares in the Portfolio is calculated by determining the net change in the value of a hypothetical preexisting account in the Portfolio having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in the Portfolio includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and the Portfolio's average account size, but not include gains and losses or realized appreciation and
depreciation.   In addition, the effective annualized yield may be computed on a compounded basis (calculated as described above) with respect to each class of a Portfolio's shares by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result. Similarly, based on calculations described above, 30-day (or one-month) yields and effective yields may also be calculated.

          From time to time, in advertisements or in reports to investors, the Money Market Portfolio's yield may be quoted and compared to that of other money market funds or accounts with similar investment objectives and to stock or other relevant indices. For example, the yield of the Portfolio may be compared to the IBC Money Fund Average, which is an average compiled by IBC

MONEY FUND REPORT(R) of Holliston, MA 01746, a widely-recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor from money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

          The Money Market Portfolio's yield will fluctuate, and any quotation of yield should not be considered as indicative of its future performance.
Since yields fluctuate, yield data cannot necessarily be used to compare an investment in Portfolio shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses net of waivers and expense reimbursements, and market conditions. Any fees charged by banks with respect to customer accounts investing in shares of the Portfolio will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.

          Current Yield. The current yield for each class reflects the waiver and reimbursement of certain fees and expenses by the investment adviser. Current yield of a Fixed Income Portfolio is computed pursuant to a formula which operates as follows: The amount of a Fixed Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Portfolio during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          The following table shows the current yield for the 30-day period ended March 31, 1999 for each class of shares of the Fixed Income Portfolios, with and without waivers.

                          Income                        High Yield                   Emerging Markets
-----------------------------------------------------------------------------------------------------------
              With waivers    With waivers    With waivers       Without      With waivers       Without
                                                                 waivers                         waivers
-----------------------------------------------------------------------------------------------------------
Class A       _____%          _____%          _____%          _____%          _____%          _____%
-----------------------------------------------------------------------------------------------------------
Class B       _____%          _____%          _____%          _____%          _____%          _____%
-----------------------------------------------------------------------------------------------------------
Class C       _____%          _____%          _____%          _____%          _____%          _____%
-----------------------------------------------------------------------------------------------------------
Class Y       _____%          _____%          _____%          _____%          _____%          _____%
-----------------------------------------------------------------------------------------------------------

          Average annual total return of each Portfolio is calculated by determining the ending redeemable value of an investment purchased at NAV (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B the maximum applicable CDSC has been paid upon redemption at the end of the period.

          Total return of each Portfolio is calculated by subtracting the amount of the Portfolio's NAV (maximum offering price in the case of Class A) per share at the beginning of a stated period from the NAV at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the NAV at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B and C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B and C shares, which, if reflected, would reduce the performance quoted.

                                 CODE OF ETHICS

          BSAM, the Sub-Adviser (collectively the "Advisers") and the Trust, on behalf of each Portfolio, has adopted a Code of Ethics, that establishes standards by which certain access persons of the Trust must abide relating to personal securities trading conduct. Under each Adviser's Code of Ethics, access persons which include, among others, trustees and officers of the Trust and employees of the Advisers, are prohibited from engaging in certain conduct, including: (1) the purchase or sale of any security for his or her account or for any account in which he or she has any direct or indirect beneficial interest, without prior approval by the Trust or without the applicability of certain exemptions; (2) the recommendation of a securities transaction without disclosing his or her interest in the security or issuer of the security; (3) the commission of fraud in connection with the purchase or sale of a security held by or to be acquired by each Portfolio; and (4) the purchase of any securities in an initial public offering or private placement transaction eligible for purchase or sale by each Portfolio without prior approval by the Trust. Certain transactions are exempt from item (1) of the previous sentence, including: (1) any securities transaction, or series of related transactions, involving 500 or fewer shares of (i) an issuer with an average monthly trading volume of 100 million shares or more, or (ii) an issuer that has a market capitalization of $1 billion or greater; and (2) transactions in exempt securities or the purchase or sale of securities purchased or sold in exempt transactions.

          The Code of Ethics specifies that access persons shall place the interests of the shareholders of each Portfolio first, shall avoid potential or actual conflicts of interest with each Portfolio, and shall not take unfair advantage of their relationship with each Portfolio. Under certain circumstances, the Adviser to each Portfolio may aggregate or bunch trades with other clients provided that no client is materially disadvantaged. Access persons are required by the Code of Ethics to file quarterly reports of personal securities investment transactions. However, an access person is not required to report a transaction over which he or she had no control. Furthermore, a trustee of the Trust who is not an "interested person" (as defined in the 1940
Act) of the Trust is not required to report a transaction if such person did not know or, in the ordinary course of his duties as a Trustee of the Trust, should have known, at the time of the transaction, that, within a 15 day period before or after such transaction, the security that such person purchased or sold was either purchased or sold, or was being considered for purchase or sale, by each Portfolio. The Code of Ethics specifies that certain designated supervisory persons and/or designated compliance officers shall supervise implementation and enforcement of the Code of Ethics and shall, at their sole discretion, grant or deny approval of transactions required by the Code of Ethics.

                          INFORMATION ABOUT THE TRUST

          STARS Portfolio.

          Bear Stearns and S&P entered into a License Agreement dated October 1, 1994 that, among other things, (i) grants Bear Stearns the non-exclusive right to use certain of S&P's proprietary trade names and trademarks for investment companies based, in whole or in part, on the STARS System, (ii) gives S&P the right to terminate the Agreement if Bear Stearns breaches its material terms, S&P ceases to publish STARS, legislative or regulatory changes negatively affect S&P's ability to license its trade names or trademarks, or certain litigation,
(iii) provides that Bear Stearns will pay to S&P annual license fees between 0.30% to 0.375% of the net assets of any investment companies subject to the Agreement and (iv) provides for a partial reduction of the license fees to offset certain marketing expenses incurred by Bear Stearns in connection with the Portfolio.

          STARS is the centerpiece of OUTLOOK, S&P's flagship investment newsletter that has a high net worth readership of 25,000 weekly subscribers. STARS reaches more than 74,000 brokers and investment professionals on their desktop computers through MarketScope, S&P's on-line, real-time equity
                          -----------
evaluation service, which is accessed more than one million times daily.

          S&P has more than 130 years' experience in providing financial information and analysis, offers more than 60 products and employs more than 50 experienced equity analysts. These analysts consider fundamental factors that are expected to impact growth, including industry and macroeconomic conditions and a company's operations, balance sheet, ability to finance growth, competitive market advantages, earnings per share growth and strength of management.

          General.

          The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated September 29, 1994, and commenced operations on or about April 3, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each Portfolio's shares are classified into four classes-Class A, B, C and Y. Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shareholders will vote in the aggregate and not by class, except as otherwise required by law. Portfolio shares have no preemptive, subscription or conversion rights and are freely transferable.

          Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Portfolio of which they are shareholders. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the relevant Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the respective Portfolio's property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio. Thus, the risk of a shareholder incurring financial loss on account of a shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations, a possibility which the Adviser believes is remote. Upon payment of any liability incurred by a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of such Portfolio. The Trustees intend to conduct the operations of each Portfolio in a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolio.

          As discussed under "Management of the Trust," each Portfolio ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees. To date, the Board has authorized the creation of eleven Portfolios. All consideration received by the Trust for shares of a Portfolio and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The assets attributable to, and the expenses of, a Portfolio (and as to classes within the Portfolio) are treated separately from those of the other Portfolios (and classes). The Trust has the ability to create, from time to time, new Portfolios without shareholder approval.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of such portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, Rule 18f-2 exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of Rule 18f-2.

          The term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

          The Trust will send annual and semi-annual financial statements to all its shareholders.

          As of _________ ___, 1999, the following shareholders owned, directly or indirectly, 5% or more of the indicated class of Portfolio shares. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

                [This information will be filed by amendment.]

             CUSTODIAN[S], TRANSFER AND DIVIDEND DISBURSING AGENT,
                        COUNSEL AND INDEPENDENT AUDITORS

          CTC, 101 Carnegie Center, Princeton, New Jersey 08540, an affiliate of Bear Stearns, is the custodian for each Portfolio [other than the Emerging Markets Portfolio]. Under a custody agreement, CTC holds each Portfolio's securities and keeps all necessary accounts and records. For its services, each Portfolio pays CTC an annual fee of the greater of 0.015% of the value of the domestic assets held in custody or $5,000, such fee to be payable monthly based upon the total market value of such assets, as determined on the last business day of the month. In addition, CTC receives certain securities transactions charges that are payable monthly.

          [Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Emerging Markets Portfolio's securities and cash and also maintains the Portfolio's accounting records. Brown Brothers Harriman & Co. has appointed sub-custodians from time to time to hold certain securities purchased by the Portfolio in foreign countries and to hold cash and currencies for the Portfolio.]

          PFPC, Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809, is each Portfolio's transfer agent, dividend disbursing agent and registrar. Neither CTC nor PFPC participates in determining the investment policies of any Portfolio or which securities are to be purchased or sold by any Portfolio.

          Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Trust.

          Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281-1434, independent auditors, are the independent auditors of the Trust.

                              FINANCIAL STATEMENTS

          The Trust's annual report to shareholders, and the annual report of BSIT, with respect to the Emerging Markets Portfolio, for the fiscal year ended March 31, 1999 are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this SAI.

                                    APPENDIX

          Description of certain ratings assigned by S&P, Moody's, Fitch, Duff, Thomson BankWatch and IBCA:

S&P Bond Ratings

          AAA.  Bonds rated AAA have the highest rating assigned by S&P.
          ---
Capacity to pay interest and repay principal is extremely strong.

          AA.  Bonds rated AA have a very strong capacity to pay interest and
          --
repay principal and differ from the highest rated issues only in small degree.

          A.  Bonds rated A have a strong capacity to pay interest and repay
          -
principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

          BBB.  Bonds rated BBB are regarded as having an adequate capacity to
          ---
pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

S&P Commercial Paper Ratings

          A-1.  The designation A-1 indicates that the degree of safety
          ---
regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

          A-2.  Capacity for timely payment on issues with an A-2 designation is
          ---
strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Bond Ratings

          Aaa.  Bonds rated Aaa are judged to be of the best quality.  They
          ---
carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa.  Bonds rated Aa are judged to be of high quality by all standards.
          --
Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A.  Bonds rated A possess many favorable investment attributes and are
          -
to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa.  Bonds rated Baa are considered as medium grade obligations,
          ---
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Moody's Commercial Paper Ratings

          P-1.  The rating Prime-1 (P-1) is the highest commercial paper rating
          ---
assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          P-2.  Issuers (or relating supporting institutions) rated Prime-2 (P-
          ---
2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

          AAA.  Bonds rated AAA are considered to be investment grade and of the
          ---
highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA.  Bonds rated AA are considered to be investment grade and of very
          --
high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

          A.  Bonds rated A are considered to be investment grade and of high
          -
credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB.  Bonds rated BBB are considered to be investment grade and of
          ---
satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

Fitch Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

          F-1+.  Exceptionally Strong Credit Quality.  Issues assigned this
          ----
rating are regarded as having the strongest degree of assurance for timely payment.

          F-1.  Very Strong Credit Quality.  Issues assigned this rating reflect
          ---
an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2.  Good Credit Quality.  Issues carrying this rating have a
          ---
satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff Bond Ratings

          AAA.  Bonds rated AAA are considered highest credit quality.  The risk
          ---
factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA.  Bonds rated AA are considered high credit quality.  Protection
          --
factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A.  Bonds rated A have protection factors which are average but
          -
adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB.  Bonds rated BBB are considered to have below average protection
          ---
factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

Fitch Commercial Paper Ratings

          Duff-1.  The rating Duff-1 is the highest commercial paper rating
          ------
assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor.

          Duff-2.  Paper rated Duff-2 is regarded as having good certainty of
          ------
timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

Thomson BankWatch Bond Ratings

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long-term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the two highest rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA.  This designation represents the highest category assigned by
          ---
Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          AA.  This designation indicates a superior ability to repay principal
          --
and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A.  The designation indicates the ability to repay principal and
          -
interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          PLUS (+) or MINUS (-).  The ratings may include a plus or minus sign
          ---------------------
designation which indicates where within the respective category the issue is placed.

Thomson BankWatch Short-Term Ratings

          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less. The following summarizes the two highest ratings used by Thomson
BankWatch:

          TBW-1.  This designation represents Thomson BankWatch's highest rating
          -----
category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2.  This designation indicates that while the degree of safety
          -----
regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

IBCA Bond Ratings

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the two highest rating categories used by IBCA for long-term debt ratings:

          AAA.  Obligations for which there is the lowest expectation of
          ---
investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA.  Obligations for which there is a very low expectation of
          --
investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A.  Obligations for which there is a low expectation of investment
          -
risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business economic or financial conditions may lead to increased investment risk.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within these rating categories.

IBCA Short-Term Ratings

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The highest rating category of IBCA for short-term debt is "A." IBCA employs two designations, "A1+" and "A1," within the highest rating category. The following summarizes the two highest categories used by IBCA for short-term ratings:

          A1.  Obligations are supported by the highest capacity for timely
          --
repayment. Where issues possess a particularly strong credit feature, a rating of "A1+" is assigned.

          A2.  Obligations are supported by a good capacity for timely
          --
repayment.

                            THE BEAR STEARNS FUNDS
                          PART C. OTHER INFORMATION
                          -------------------------

Item 23. Exhibits
         --------

      (a)   Exhibits:

            EX-99.B1(a)      Agreement and Declaration of Trust is incorporated
                             by reference to Exhibit (1)(a) of Post-Effective
                             Amendment No. 7 to the Registration Statement on
                             Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

            EX-99.B1(b)      Amendment to Agreement and Declaration of Trust is
                             incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 7 to the Registration
                             Statement on Form N-1A filed electronically on November 9, 1995, accession number
                             0000950130-95-002359.

            EX-99.B2         By-Laws are incorporated by reference to Exhibit
                             (2) of Post-Effective Amendment No. 7 to the
                             Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

            EX-99.B3         None.

            EX-99.B4(a)      Investment Advisory Agreement between the
                             Registrant and Bear Stearns Asset Management
                             Inc. ("BSAM")(formerly known as Bear Stearns
                             Funds Management Inc.), with respect to Large
                             Cap Value Portfolio, Small Cap Value Portfolio and Income Portfolio, is incorporated by reference to Exhibit (5)(a) of Post-Effective
                             Amendment No. 7 to the Registration Statement on
                             Form N-1A filed electronically on November 9,
                             1995, accession number 0000950130-95-002359.

            Ex-99.B4(b)      Investment Advisory Agreement between the
                             Registrant and BSAM with respect to The Insiders
                             Select Fund, is filed herewith.

            Ex-99.B4(c)      Investment Advisory Agreement between Registrant
                             and BSAM, with respect to Focus List Portfolio, is filed herewith.

            Ex-99.B4(d)      Investment Advisory Agreement between Registrant
                             and BSAM, with respect to S&P STARS Portfolio, is filed herewith.

            EX-99.B4(e)      Investment Advisory Agreement between the
                             Registrant and BSAM, with respect to Prime Money
                             Market Portfolio, is filed herewith.

            EX-99.B4(f)      Investment Advisory Agreement between the
                             Registrant and BSAM, with respect to Balanced
                             Portfolio, High Yield Total Return Portfolio and
                             International Equity Portfolio, is filed herewith.

            EX-99.B4(g)      Sub-Investment Advisory Agreement between BSAM
                             and Marvin & Palmer Associates, Inc., with respect to International Equity Portfolio is incorporated by reference to Exhibit 5 (d) of Post-Effective Amendment No. 20 to the
                             Registration Statement on Form N-1A filed electronically on July 28, 1998, accession number 0000922423-98-000722.

            EX-99.B5(a)      Distribution Agreement between the Registrant
                             and Bear, Stearns & Co. Inc., with revised
                             Schedule I as of September 8, 1997, is
                             incorporated by reference to Exhibit 6 (a) of Post-Effective Amendment No. 20 to the
                             Registration Statement on Form N-1A filed electronically on July 28, 1998, accession number 0000922423-98-000722.

            EX-99.B5(b)      Dealer Agreement is filed herewith.

            EX-99.B6         None.

            EX-99.B7 Custody Agreements between the Registrant and Custodial Trust Company are incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

            EX-99.B8(a)      Administration Agreement between the Registrant and
                             BSAM is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 7 to the
                             Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

            EX-99.B8(b)      Administrative Services Agreement, as amended,
                             between the Registrant and PFPC Inc. is
                             incorporated by reference to Exhibit (5)(c) of Post-Effective Amendment No. 7 to the Registration
                             Statement on Form N-1A filed electronically on November 9, 1995, accession number
                             0000950130-95-002359.

            EX-99.B9 Opinion of Kramer Levin Naftalis & Frankel LLP as to the legality of the securities registered is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed electronically on July 28, 1998, accession number 0000922423-98-000722.

            EX-99.B10(a)     Consent of Kramer Levin Naftalis & Frankel LLP is
                             filed herewith.

            EX-99.B10(b)     Consent of Deloitte & Touche LLP is filed herewith.

            EX-99.B11        None.

            EX-99.B12        None.

            Ex-99.B13(a)     Amended and Restated Distribution Plan for Class
                             A, B and C shares of S&P STARS Portfolio, Large
                             Cap Value Portfolio, Small Cap Value Portfolio,
                             Income Portfolio, The Insiders Select Fund, Focus
                             List Portfolio, Balanced Portfolio, High Yield
                             Total Return Portfolio and International Equity
                             Portfolio, is filed herewith.

            Ex-99.B13(b)     Shareholder Servicing Plan for Class A, B and C
                             shares of S&P STARS Portfolio, Large Cap Value
                             Portfolio, Small Cap Value Portfolio, Income
                             Portfolio, The Insiders Select Fund, Focus
                             List Portfolio, Balanced Portfolio, High Yield
                             Total Return Portfolio, International Equity
                             Portfolio and Emerging Markets Debt Portfolio, is filed herewith.

            EX-99.B14        Financial Data Schedules are filed herewith as
                             Exhibit 27.

            EX-99.B15        Rule 18f-3 Plan, as revised, is filed herewith.

            Other Exhibits:

            EX-99.A Certificate of Corporate Secretary is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed electronically on November 9, 1995, accession number 0000950130-95-002359.

            EX-99.B          Powers of Attorney of Michael Minikes, Peter M.
                             Bren, Alan J. Dixon, John R. McKernan, Jr. and M.B. Oglesby, Jr. are filed herewith.


Item 24. Persons Controlled by or Under Common Control with the Fund
         -----------------------------------------------------------

            Not Applicable

Item 25. Indemnification
         ---------------

            Reference is made to Article VIII of the Registrant's Declaration of Trust (filed as Exhibit 1(a) to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference). The application of these provisions is limited by Article 10 of the Registrant's By-Laws (filed as Exhibit 2 to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference) and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

            Reference also is made to the Distribution Agreement previously filed as Exhibit 6(a) to Registrant's Post-Effective Amendment No. 7 filed electronically on November 9, 1995, accession number 0000950130-95-002359 and incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

            Registrant is fulfilling the requirement of this Item 26 to provide a list of the officers and directors of Bear Stearns Asset Management Inc.
(BSAM), the investment adviser of the Registrant, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by BSAM or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by BSAM (SEC File No. 801-29862).

Item 27. Principal Underwriters
         ----------------------

            (a) Bear, Stearns & Co. Inc. ("Bear Stearns") acts as principal underwriter or depositor for the following investment companies:

            .     Bear Stearns Investment Trust -- Emerging Markets Debt
                  Portfolio

            .     Managed Securities Plus Fund, Inc.

            (b) Set forth below is a list of each executive officer and director of Bear Stearns. All Directors and Executive Officers are also Senior Managing Directors. The principal business address of each such person is 245 Park Avenue, New York, New York 10167, except as set forth below.

                              Positions and                Positions and
                              Offices with                 Offices with
Name                          Bear Stearns                  Registrant
---------------------         -------------                -------------

Directors
---------

Alan C. Greenberg             Chairman of the Board/
                              Chairman of the Executive Committee
E. John Rosenwald Jr.         Vice Chairman
Michael L. Tarnopol           Vice Chairman
James E. Cayne                President/Chief Executive Officer
Mark E. Lehman                Vice Chairman

Alan D. Schwartz              Executive Vice President
William J. Montgoris          Chief Operating Officer
Warren J. Spector             Executive Vice President
Michael Minikes               Treasurer        Chairman/Trustee
Samuel L. Molinaro Jr.        Chief Financial Officer/
                              Senior Vice President - Finance
Denis A. Bovin
Peter D. Cherasia
Ralph R. Cioffi
Barry J. Cohen
Wendy L. de Monchaux
Bruce E. Geismar
Richard Harriton
Daniel L. Keating
John Knight
David A. Liebowitz
Bruce M. Lisman
Roland N. Livney
Jeffrey Mayer
Gary M. McLoughlin
Donald R. Mullen Jr.
Fares D. Noujaim
Craig M. Overlander
Stephen E. Raphael
Richard B. Sachs
David M. Solomon
Robert M. Steinberg
Donald W. Tang
Michael J. Urfirer
Eli Wachtel
Michael Winchell
Uzi Zucker
John H. Slade                 Director Emeritus

                              Positions and                Positions and
                              Offices with                 Offices with
Name                          Bear Stearns                  Registrant
----                          ------------                  ----------

Executive Officers
------------------

Alan C. Greenberg             Chairman of the Board/
                              Chairman of the Executive Committee
James E. Cayne                Chief Executive
                              Officer/President
William J. Montgoris          Chief Operating Officer
Mark E. Lehman                Executive Vice President/
                              General Counsel/Chief Legal Officer
Alan D. Schwartz              Executive Vice
                              President
Warren J. Spector             Executive Vice
                              President
Kenneth L. Edlow              Secretary
Michael Minikes               Treasurer                    Chairman/Trustee
Michael J. Abatemarco1        Controller/Assistant
                                Secretary
Samuel L. Molinaro, Jr.       Chief Financial Officer/

                              Senior Vice President -
                              Finance
Frederick B. Casey            Assistant Treasurer
Stephen A. Bornstein          Assistant Secretary          Secretary

----------
1 Michael J. Abatemarco's principal business address is 1 Metrotech Center North, Brooklyn, New York 11201-3859.

Item 28. Location of Accounts and Records
         --------------------------------

      1.    Bear Stearns Funds Management Inc.
            575 Lexington Avenue
            New York, New York  10022
            (records relating to operations of the Company)

      2.    The Bear Stearns Funds
            575 Lexington Avenue
            New York, New York  10022
            (records relating to the Company)

      3.    Bear Stearns Asset Management Inc.
            575 Lexington Avenue
            New York, New York  10022
            (advisory records)

      4.    Custodial Trust Company
            101 Carnegie Center
            Princeton, New Jersey  08540
            (records of the Company and BSAM)

      5.    PFPC Inc.
            Bellevue Corporate Center
            400 Bellevue Parkway
            Wilmington, Delaware  19809
            (certain accounting, financial and shareholder records)

      6.    Marvin & Palmer Associates
            1201 North Market Street
            Suite 2300
            Wilmington, Delaware  19801-2545
            (records relating to its function as sub-investment adviser for the International Equity Portfolio)

Item 29. Management Services
         -------------------

      Not Applicable

Item 30. Undertakings
         ------------

      Registrant hereby undertakes

            (1) to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications; and

            (2) to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 14th day of May, 1999.

                                        THE BEAR STEARNS FUNDS
                                           (Registrant)

                                        By: /s/ Doni L. Fordyce
                                           -----------------------------
                                           Doni L. Fordyce
                                           President

            Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Doni L. Fordyce
-------------------------           President (Principal
Doni L. Fordyce                     Executive Officer)

/s/ Frank J. Maresca
-------------------------           Vice President and
Frank J. Maresca                    Treasurer (Principal
                                    Financial and Accounting
                                    Officer)

           *
-------------------------           Trustee
Peter M. Bren


           *
-------------------------           Trustee
Alan J. Dixon


           *
-------------------------           Trustee
John R. McKernan, Jr.


           *
-------------------------           Trustee
M.B. Oglesby, Jr.


           *
-------------------------           Trustee
Michael Minikes


By: /s/ Frank J. Maresca
    ---------------------
     Frank J. Maresca,
     Attorney-in-Fact

                            THE BEAR STEARNS FUNDS

                               INDEX TO EXHIBITS

EX-99.B4(b)     Investment Advisory Agreement between the Registrant and BSAM
                (Insiders Select Fund).

EX-99.B4(c)     Investment Advisory Agreement between the Registrant and BSAM
                (Focus List Portfolio).

EX-99.B4(d)     Investment Advisory Agreement between the Registrant and BSAM
                (S&P Stars Portfolio).

EX-99.B4(e)     Investment Advisory Agreement between the Registrant and BSAM
                (Prime Money Market Portfolio).

EX-99.B4(f)     Investment Advisory Agreement between the Registrant and BSAM
                (Balanced, High Yield Total Return and International Equity
                Portfolios).

EX-99.B5(b)     Dealer Agreement

EX-99.B10(a)    Consent of Kramer Levin Naftalis & Frankel LLP

EX-99.B10(b)    Consent of Deloitte & Touche LLP

EX-99.B13(a)    Amended and Restated Distribution Plan

EX-99.B13(b)    Shareholder Servicing Plan

EX-99.B14       Financial Data Schedules

EX-99.B15       Rule 18f-3 Plan

EX-99.B         Powers of Attorney